                                                                  EXECUTION COPY
                                                                   Exhibit 10.16

                             PARTICIPATION AGREEMENT

                          dated as of November 7, 2001

                                      among

                          HUMAN GENOME SCIENCES, INC.,
                        as Lessee and Construction Agent,

                                  TRAVILLE LLC,
                                as Ground Lessor,

                          GENOME STATUTORY TRUST 2001A,
                          as Ground Lessee and Lessor,

                        WELLS FARGO BANK NORTHWEST, N.A.,
                    not in its individual capacity except as
              specifically set forth herein, but solely as Trustee,

                       BANCBOSTON LEASING INVESTMENTS INC.
                                       and
                           FIRST UNION NATIONAL BANK,
                                  as Investors,

                        EAGLEFUNDING CAPITAL CORPORATION,
                                  as a Lender,

                             FLEET SECURITIES, INC.,
              as Administrator of EagleFunding Capital Corporation,

                               FLEET NATIONAL BANK
                                       and
                           FIRST UNION NATIONAL BANK,
                             as Liquidity Providers,

                              FLEET NATIONAL BANK,
                    as Fleet National Bank Collateral Agent,

                           FIRST UNION NATIONAL BANK,
                         as First Union Collateral Agent

                                       and

                              FLEET NATIONAL BANK,
                   as Administrative Agent and Liquidity Agent

                                                         PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I             DEFINITIONS; INTERPRETATION................................................................3


ARTICLE II            CLOSING; FUNDING OF ADVANCES...............................................................3

         SECTION 2.1.               Documentation Date and Initial Advance Date..................................3

         SECTION 2.2.               Advances.....................................................................3

                  SECTION 2.2.1.            Lessor Commitment....................................................4

                  SECTION 2.2.2.            Investors' Commitments...............................................4

                  SECTION 2.2.3.            Conduit's Fundings...................................................5

                  SECTION 2.2.4.            Liquidity Providers' Commitments to Make Facility Loans..............5

                  SECTION 2.2.5.            Procedures for Advances..............................................5

                  SECTION 2.2.6.            Use of Advances......................................................6

                  SECTION 2.2.7.            Investor Amounts and Yield...........................................7

                  SECTION 2.2.8.            Loans and Interest...................................................7

                  SECTION 2.2.9.            Construction Period Accrued Interest, Construction Period
                                            Accrued Yield and Construction Period Fees...........................7

                  SECTION 2.2.10.           Final Completion Advance.............................................8

         SECTION 2.3.               Computations and Notice of Rates.............................................8

         SECTION 2.4.               Overdue Payments.............................................................9

         SECTION 2.5.               Confirmation of Participants and the Other Parties..........................10


ARTICLE III           INTENTIONS OF THE PARTIES.................................................................10

         SECTION 3.1.               Nature of Transaction.......................................................10

         SECTION 3.2.               Amounts Due Under Lease.....................................................10


ARTICLE IV            CONDITIONS PRECEDENT......................................................................11

         SECTION 4.1.               Conditions to Documentation Date............................................11

         SECTION 4.2.               Conditions to Initial Advance Date..........................................16

         SECTION 4.3.               Conditions Precedent to the Manufacturing Facility Site Purchase Date
                                    and the Manufacturing Facility Site Purchase Advance........................16

         SECTION 4.4.               Conditions Precedent to each Advance........................................19

         SECTION 4.5.               Lease Commencement Upon Substantial Completion..............................20

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                                                         PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS
                                   (continued)

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
ARTICLE V             REPRESENTATIONS AND WARRANTIES............................................................20

         SECTION 5.1.               Representations and Warranties of Lessee....................................20

         SECTION 5.2.               Representations and Warranties of Ground Lessor.............................26

         SECTION 5.3.               Representations and Warranties of Trustee, the Trust and the Trust
                                    Company.....................................................................27

         SECTION 5.4.               Representations of the Investors............................................29

         SECTION 5.5.               Representations of Liquidity Providers......................................29

         SECTION 5.6.               Representations of Agents...................................................30


ARTICLE VI            COVENANTS AND AGREEMENTS..................................................................30

         SECTION 6.1.               Covenants of Lessee and Construction Agent..................................30

         SECTION 6.2.               Covenants of the Trust, Trustee and Trust Company...........................37

         SECTION 6.3.               Covenants of the Investors..................................................39

         SECTION 6.4.               No Proceedings..............................................................39

         SECTION 6.5.               Quiet Enjoyment.............................................................39

         SECTION 6.6.               Discharge of Lessor Liens...................................................40

         SECTION 6.7.               Confidentiality.............................................................40

         SECTION 6.8.               Performance of Operative Documents; Waiver of Set-off and Other Rights......41

         SECTION 6.9.               Easements...................................................................41

         SECTION 6.10.              Certain Notices.............................................................42

         SECTION 6.11.              Refinancing.................................................................42

         SECTION 6.12.              Lessor Hedging Agreements...................................................43


ARTICLE VII           PAYMENT OF CERTAIN EXPENSES...............................................................44

         SECTION 7.1.               Payment of Transaction Costs and Other Costs................................44

         SECTION 7.2.               Brokers' Fees...............................................................44

         SECTION 7.3.               Limitations During Construction Period......................................44


ARTICLE VIII          TRANSFERS OF PARTICIPANTS' INTERESTS......................................................44

                  SECTION 8.1.1.            Transfers by Investors..............................................44

                  SECTION 8.1.2.            Transfers by Conduit................................................45

         SECTION 8.2.               Transfers by Liquidity Providers............................................46

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                                                         PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS
                                   (continued)

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                                                                                                               PAGE
         SECTION 8.3.               Replacement of Conduit, an Investor or a Liquidity Provider.................46

         SECTION 8.4.               Transfers by HGSI...........................................................46

         SECTION 8.5.               Renewal of Lease Term Expiration Date and Maturity Dates....................46


ARTICLE IX            INDEMNIFICATION...........................................................................48

         SECTION 9.1.               General Indemnification.....................................................48

                  SECTION 9.1.1.            General Indemnification.............................................48

                  SECTION 9.1.2.            Exceptions to Indemnifications......................................50

                  SECTION 9.1.3.            Construction Period Indemnification.................................51

         SECTION 9.2.               General Tax Indemnity.......................................................52

         SECTION 9.3.               Withholding Tax.............................................................57

         SECTION 9.4.               Calculation of General Tax Indemnity Payments...............................58

         SECTION 9.5.               Environmental Indemnity.....................................................59

         SECTION 9.6.               Proceedings in Respect of Claims............................................60

         SECTION 9.7.               Additional Costs; Capital Adequacy..........................................62

         SECTION 9.8.               Illegality..................................................................62

         SECTION 9.9.               Compensation................................................................63

         SECTION 9.10.              Obligations of Lessee to Pay Certain Amounts................................63

         SECTION 9.11.              Indemnity Payments in Addition to Lease Obligations.........................64

         SECTION 9.12.              Right to Convert............................................................64

         SECTION 9.13.              Mitigation..................................................................64

         SECTION 9.14.              Liquid Collateral...........................................................64


ARTICLE X             DISTRIBUTIONS OF PAYMENTS AND GROSS PROCEEDS..............................................64

         SECTION 10.1.              Agreement of Agents and Participants........................................64

         SECTION 10.2.              Base Rent...................................................................65

         SECTION 10.3.              Purchase Payments by Lessee.................................................65

         SECTION 10.4.              Recourse Amounts; Construction Period Maximum Guaranty Amount and
                                    Residual Value Guaranty Amount..............................................67

         SECTION 10.5.              Gross Sale Proceeds.........................................................70

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                                                         PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS
                                   (continued)

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
         SECTION 10.6.              Supplemental Rent...........................................................74

         SECTION 10.7.              Excluded Amounts............................................................74

         SECTION 10.8.              Distribution of Payments After Construction Agency Event of Default
                                    or Lease Event of Default...................................................74

         SECTION 10.9.              Other Payments..............................................................80

         SECTION 10.10.             Order of Application........................................................81

         SECTION 10.11.             Remaining Funds.............................................................81

         SECTION 10.12.             Time of Payment.............................................................81


ARTICLE XI            LESSEE DIRECTIONS; RECOURSE DURING CONSTRUCTION PERIOD....................................82

         SECTION 11.1.              Lessee Directions...........................................................82

         SECTION 11.2.              Recourse on Liability During Construction Period............................82

         SECTION 11.3.              Notice to Administrative Agent..............................................82


ARTICLE XII           MISCELLANEOUS.............................................................................83

         SECTION 12.1.              Survival of Agreements......................................................83

         SECTION 12.2.              Brokers.....................................................................83

         SECTION 12.3.              Notices.....................................................................84

         SECTION 12.4.              Counterparts................................................................84

         SECTION 12.5.              Amendments, Waivers and Instructions........................................84

         SECTION 12.6.              Headings, etc...............................................................86

         SECTION 12.7.              Parties in Property.........................................................86

         SECTION 12.8.              Applicable Law..............................................................86

         SECTION 12.9.              Severability................................................................86

         SECTION 12.10.             Limitation of Liability.....................................................86

         SECTION 12.11.             Further Assurances..........................................................87

         SECTION 12.12.             Reproduction of Documents...................................................88

         SECTION 12.13.             Submission to Jurisdiction..................................................88

         SECTION 12.14.             Jury Trial..................................................................89

         SECTION 12.15.             Appointment of Administrative Agent.........................................89

         SECTION 12.16.             Resignation by Administrative Agent.........................................91

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                                                         PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               PAGE
         SECTION 12.17.             Appointment of the Fleet National Bank Collateral Agent.....................92

         SECTION 12.18.             Resignation by the Fleet National Bank Collateral Agent.....................94

         SECTION 12.19.             Appointment of the First Union Collateral Agent.............................95

         SECTION 12.20.             Resignation by the First Union Collateral Agent.............................97

         SECTION 12.21.             Binding Effect..............................................................98

         SECTION 12.22.             Non-Petition................................................................98

         SECTION 12.23.             Limitations on Recourse to Conduit..........................................98

         SECTION 12.24.             Limitations on Recourse to the Trust Company................................98

         SECTION 12.25.             Consent to Certain Actions..................................................99

         SECTION 12.26.             Notice to Administrative Agent..............................................99

         SECTION 12.27.             Estoppel Certificates.......................................................99

         SECTION 12.28.             Expenses During the Construction Period.....................................99

         SECTION 12.29.             Release and Exchange of Liquid Collateral..................................100

         Exhibit A                  Form of Advance Request
         Exhibit B                  Form of Monthly Certification
         Exhibit C                  Form of Assignment and Acceptance
         Exhibit D                  Form of Lessee Rent Notice
         Exhibit E                  Form of Compliance Certificate

         Schedule I                 Material Construction Documents
         Schedule II                Addresses for Payment and Other Communications
         Schedule III               Filings and Recordings
         Schedule IV                Appraisal Information
         Schedule V                 Account and Wiring Information
         Schedule VI                Non-Capitalizable Transaction Costs
         Schedule VII               Equipment List
         Schedule VIII              Adjacent Site Description
         Schedule IX                Synthetic Lease Obligations

         Schedule 5.1(a)(v)         Legal Proceedings

         Appendix A                 Definitions and Interpretation

                                                  PARTICIPATION AGREEMENT (HGSI)

        THIS PARTICIPATION AGREEMENT dated as of November 7, 2001 (as amended, supplemented or otherwise modified from time to time, this "Participation Agreement"), is entered into by and among HUMAN GENOME SCIENCES, INC., a Delaware corporation ("HGSI"), as Lessee and Construction Agent; TRAVILLE LLC, a Maryland limited liability company whose sole member is HGSI, as Ground Lessor; GENOME STATUTORY TRUST 2001A, a Connecticut statutory business trust (the "Trust"), as Ground Lessee and Lessor; WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee; BANCBOSTON LEASING INVESTMENTS INC., a Delaware corporation ("Fleet Investor") and FIRST UNION NATIONAL BANK, a national banking association, ("First Union Investor"), as Investors; EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("Eagle"), as a Lender; FLEET SECURITIES, INC., a Delaware corporation, as Administrator of Eagle; FLEET NATIONAL BANK, a national banking association ("Fleet Liquidity Provider") and FIRST UNION NATIONAL BANK ("First Union Liquidity Provider"), as Liquidity Providers; FLEET NATIONAL BANK, as Fleet National Bank Collateral Agent; FIRST UNION NATIONAL BANK, as First Union Collateral Agent as provided herein; and FLEET NATIONAL BANK, as Administrative Agent and Liquidity Agent.

                              W I T N E S S E T H:

        WHEREAS, Ground Lessor is the owner of the fee simple interest in the Traville Site;

        WHEREAS, the Investors have entered into the Trust Agreement with the Trust Company, pursuant to which the Trust Company will serve as Trustee of the Trust;

        WHEREAS, pursuant to the terms of the Ground Lease, Ground Lessor has leased to the Trust and the Trust, as Ground Lessee, has leased from Ground Lessor, the Traville Site;

        WHEREAS, pursuant to the terms of the Lease, Lessor has subleased to Lessee, and Lessee has subleased from Lessor, the Traville Site;

        WHEREAS, pursuant to the terms of the Lease, Lessor has leased to Lessee, and Lessee has leased from Lessor, the Manufacturing Facility Site;

        WHEREAS, Lessor wishes to finance the development of certain Improvements on the Land to be used by Lessee and certain Soft Costs in connection therewith;

        WHEREAS, using the proceeds of Investor Contributions from the Investors, Conduit Loans from Conduit and Facility Loans from the Liquidity Providers, Lessor is willing to make Advances to Construction Agent;

        WHEREAS, using Advances from Lessor, Construction Agent, will construct certain Improvements that will be the property of Lessor and will become part of the Properties subject to the terms of the Lease;

        WHEREAS, the Investors are willing to provide their respective Investor Contributions as the equity portion of the funding of Property Costs, each ratably in accordance with its

                                                         PARTICIPATION AGREEMENT

respective Percentage Share, but not to exceed in the aggregate their respective Commitment Amount;

        WHEREAS, Conduit is willing, in its sole discretion, to provide Conduit Loans consisting of proceeds from either (a) the issuance of Commercial Paper Notes or (b) the making of Borrowings from the Liquidity Providers pursuant to the Liquidity Agreement, in each case to finance Property Costs not to exceed in the aggregate its Commitment Amount;

        WHEREAS, if, for any reason, Conduit elects not to issue Commercial Paper Notes or request Borrowings and lend such proceeds, the Liquidity Providers are willing to make Facility Loans to finance a Property Costs not to exceed in each case a Liquidity Provider's respective Commitment Amount;

        WHEREAS, to secure such financing,

                (i) Lessor, pursuant to the Lease, the Lessee Deed of Trust, the Security Agreement and the Liquid Collateral Agreements will have the benefit of a lien from Lessee on all of Lessee's right, title and interest in and to both Properties and the Liquid Collateral,

                (ii) Administrative Agent (for the benefit of the Investors, the Agents, the Liquidity Providers and Conduit) pursuant to the Lessor Deed of Trust and the other Security Documents will have the benefit of a Lien from Lessor on all of Lessor's right, title and interest in and to the Properties and on all of Lessor's rights against Lessee under the Lease and the Lessee Deed of Trust, against Ground Lessor under the Ground Lease, against Construction Agent under the Construction Agency Agreement, which liens are more fully described in the Security Agreement, the Lessor Deed of Trust and the Lessee Deed of Trust,

                (iii) the Fleet National Bank Collateral Agent (for the benefit of Eagle, the Liquidity Providers and the Investors) will have the benefit of a Lien from Lessor on all of Lessor's right, title and interest in and to the Fleet National Bank Liquid Collateral which lien is more fully described in the Fleet National Bank Liquid Collateral Agreement, and

                (iv) the First Union Collateral Agent (for the benefit of the Conduit, the Liquidity Providers and the Investors) will have the benefit of a Lien from Lessor on all of Lessor's right, title and interest in and to the First Union Liquid Collateral which lien is more fully described in the First Union Liquid Collateral Agreement;

        WHEREAS, Eagle is entering into the Loan Agreement and the Liquidity Agreement with the Liquidity Providers, pursuant to which the Liquidity Providers may make Facility Loans from time to time.

        NOW, THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                                         PARTICIPATION AGREEMENT

                                   ARTICLE I

                           DEFINITIONS; INTERPRETATION

        Capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement.

                                   ARTICLE II

                          CLOSING; FUNDING OF ADVANCES

        SECTION 2.1. Documentation Date and Initial Advance Date

        (a) Documentation Date. The documentation date (the "Documentation Date") shall occur on the earliest date on which all of the conditions precedent set forth in Section 4.1 have been satisfied or waived by the applicable parties.

        (b) Initial Advance Date. The initial Advance Date (the "Initial Advance Date") shall occur on the earliest date on or before November 30, 2001 on which all the conditions precedent thereto set forth in Section 4.2 have been satisfied or waived by the applicable parties as set forth therein; provided, however, that if the Initial Advance Date does not occur on or prior to December 28, 2001, then this Participation Agreement shall automatically terminate (except as provided in Section 12.1), Lessee shall pay in full all Transaction Costs not theretofore paid by it, and each other Operative Document then executed shall terminate.

        (c) Proposed Initial Advance Date. The proposed Initial Advance Date is November 13, 2001.

        (d) Manufacturing Facility Site Purchase Date. The date on which Lessor shall make the Manufacturing Facility Site Purchase Advance for the purpose of purchasing the Manufacturing Facility Site (the "Manufacturing Facility Site Purchase Date") is expected to occur on the Documentation Date; provided, however, that if the Manufacturing Facility Site Purchase Date does not occur on or prior to December 21, 2001, then all agreements, covenants and obligations contained herein or in any other Operative Document with respect to the Manufacturing Facility Site shall automatically terminate (except as provided in Section 12.1 or with respect to any covenants, agreements or obligations of the Construction Agent in respect of funded Soft Costs relating to the Manufacturing Facility).

        (e) Closing. All documents and instruments required to be delivered on the Documentation Date and the Initial Advance Date pursuant to this Participation Agreement shall be delivered at such location in New York City as the parties may mutually agree.

        SECTION 2.2. Advances

        Subject to the terms and conditions hereof including Sections 2.2.1, 2.2.2, 2.2.3, 2.2.4 and 2.2.5 as applicable, and of the other Operative Documents, all Advances by the Participants shall be funded in accordance with this Section 2.2.

                                                         PARTICIPATION AGREEMENT

        (a) Expenditures. Each Participant shall make available (subject to the other limitations contained in any Operative Document on such Participant's obligation to make available any Investor Contribution or Loan, as the case may
be) on a pro rata basis its respective share of each Advance payable on the related Advance Date (including Construction Period Accrued Interest to the extent allocable to such items). Such portion of the Advance shall be contributed or advanced, as applicable (i) by each Investor in an amount equal to the product of such Advance multiplied by the product of such Investor's Percentage Share times the Equity Percentage, and (ii) by Conduit in an amount equal to the product of such Advance multiplied by the Loan Percentage (or if Conduit elects not to fund, by the Liquidity Providers in an amount equal to the product of such Advance multiplied by the Loan Percentage).

        (b) Lack of Available Commitments. Notwithstanding any other provision hereof, (i) the failure of any of the conditions precedent set forth in Section 4.4 or (ii) the lack of any Available Commitments shall not relieve Lessee from its obligation to pay any accrued interest or Yield as Supplemental Rent under Section 3.2 of the Lease.

        SECTION 2.2.1. Lessor Commitment. Subject to Section 2.2.5 and Article IV, Lessor shall take the following actions at the written request of Lessee from time to time during the Commitment Period:

        (a) the making of Advances (out of (i) funds provided by the Investors to Lessor and (ii) funds provided by Conduit and the Liquidity Providers to Lessor pursuant to Sections 2.2.2 and 2.2.3) for the purpose of financing the purchase price of the Manufacturing Facility Site and Property Costs, only as approved by Construction Agent and previously incurred (and for which Advances have not previously been made); and

        (b) the subleasing of the Traville Site and the leasing of the Manufacturing Facility Site and the leasing of the Improvements by Lessor to Lessee under the Lease.

Notwithstanding any other provision of this Section 2.2.1 through 2.2.5, (i) neither Lessor nor any Participant shall be obligated to fund (A) any Property Costs whenever a Construction Agency Event of Default has occurred and is continuing or there exists a Bankruptcy Default, (B) any Property Costs (other than Soft Costs up to an aggregate of $100,000.) with respect to any Manufacturing Facility Improvements prior to the Manufacturing Facility Site Purchase Date and the acceptance of an Approved Manufacturing Construction Budget, an Approved Manufacturing Construction Schedule and an Approved Manufacturing Plans and Specifications, or (c) any Property Costs (other than Soft Costs up to an aggregate of $100,000.) with respect to the Traville Facility prior to the acceptance of an Approved Traville Construction Budget, an Approved Traville Construction Schedule and an Approved Traville Plans and Specifications, and (ii) Lessor shall not be obligated to make any Advance, and no Investor and no Lender shall be required to make available any Investor Contribution or any Loan, respectively, if (A) the Commitment Period has terminated or (B) after giving effect thereto, the aggregate principal amounts of all Loans and Investor Amounts would exceed the Aggregate Commitments.

        SECTION 2.2.2. Investors' Commitments. At the request of Lessee from time to time during the Commitment Period with respect to any Advance Date, each Investor shall, in the form of equity contributions to Lessor, make available to Administrative Agent on behalf of

                                                         PARTICIPATION AGREEMENT

Lessor on such Advance Date in immediately available funds an amount (each, an "Investor Contribution") equal to such Investor's Percentage Share of the Equity Percentage of the amount of the Advance being funded on such Advance Date (which shall include Advances in respect of Construction Period Accrued Interest and Construction Period Accrued Yield being funded on such Advance Date), subject, however, to Section 2.2. Investors shall fund Investor Contributions to Lessor by means of the Investors funding Investor Contributions directly to Administrative Agent. No Investor shall be obligated to make available any Investor Contribution to the extent that, after giving effect to the proposed Investor Contribution, the outstanding aggregate amount of all Investor Contributions attributable to such Investor would exceed such Investor's Commitment Amount.

        SECTION 2.2.3. Conduit's Fundings. At the request of Lessee from time to time during the Commitment Period with respect to any Advance Date, Conduit may, in its sole discretion, (a) elect to (i) issue, if necessary, Commercial Paper Notes, and/or (ii) make Borrowings from the Liquidity Providers under the Liquidity Agreement, and (b) with the proceeds thereof, make Conduit Loans on such Advance Date to Lessor (which shall be contributed directly to Administrative Agent on behalf of Lessor and the amount so funded shall be deemed a contribution to Lessor), in the case of clauses (a) and (b) in an amount equal to the Loan Percentage of the amount of the Advance being funded on such Advance Date.

        SECTION 2.2.4. Liquidity Providers' Commitments to Make Facility Loans. From time to time during the Commitment Period with respect to any Advance Date on which Conduit elects not to or otherwise does not make a Conduit Loan, the Liquidity Providers shall make Facility Loans by funding the same to Administrative Agent for the account of Lessor (which shall be funded directly to Administrative Agent on behalf of Lessor and the amount so funded shall be deemed a Facility Loan) on such Advance Date in immediately available funds in an amount equal to such Liquidity Provider's Pro Rata Portion of the Loan Percentage of the amount of the Advance being funded on such Advance Date. No Liquidity Provider shall be obligated to make any Facility Loan to the extent that, after giving effect to the proposed Facility Loan, the outstanding aggregate principal amount of all Loans held by such Liquidity Provider, plus the outstanding principal amount of all fundings under the Liquidity Agreement, would exceed such Liquidity Provider's Commitment Amount.

        SECTION 2.2.5. Procedures for Advances.

        (a) Advance Requests. With respect to each funding of an Advance, Lessee shall give Lessor, the Investors, the Administrator and the Agents prior written notice not later than 12:00 noon (New York City time), three Business Days prior to the proposed Advance Date, pursuant to an Advance Request substantially in the form of Exhibit A (an "Advance Request"), specifying the proposed Advance Date (except for the Initial Advance Date, which is set forth in Section 2.1(c)) and the amount of Advance requested.

        (b) Advance Dates; Minimum Amounts. Each Advance Date other than the Initial Advance Date and the Manufacturing Facility Site Purchase Date (which shall be a Business Day) shall be a Scheduled Payment Date, and there shall be no more than one Advance during any calendar month unless the Participants otherwise agree. Each Advance (excluding any Advance made solely to pay Construction Period Fees, Construction Period Accrued Interest or

                                                         PARTICIPATION AGREEMENT

Construction Period Accrued Yield and the purchase price of the Manufacturing Facility) shall be in a minimum amount equal to $5,000,000; provided, that so long as an Advance is for the full amount of the Aggregate Available Commitments, is the final Advance or is for Noneligible Accrued Amounts, such Advance need not be in such amount. All remittances made by Investors and Lenders for the funding of any Advance shall be made in immediately available federal funds by wire transfer to Administrative Agent prior to 1:00 p.m. (New York City time) on the Advance Date specified in the relevant Advance Request. Promptly, but in no event later than 3:00 p.m. (New York City time) if all such funds are received on or before 2:00 p.m. (New York City time), upon Administrative Agent's receipt of all such funds from the Participants, subject to the conditions herein, Administrative Agent shall wire such funds in the amounts, and to Construction Agent (or its designee) or such other Persons, so designated in the Advance Request.

        (c) A Loans and B Loans. Each Conduit Loan and each Facility Loan made hereunder shall consist of an A Loan in an amount equal to 87.5% of such Conduit Loan or Facility Loan, and a B Loan in an amount equal to 12.5% of such Conduit Loan or Facility Loan.

        SECTION 2.2.6. Use of Advances

        (a) With respect to the Traville Facility, Advances shall only be used to fund the following items to the extent they (i) are available under the Approved Traville Construction Budget, (ii) are appropriately allocated to the Traville Facility on Schedule 1 to the Advance Request applicable to such Advance and (iii) were actually incurred prior to the applicable Advance Date:
(A) Eligible Accrued Project Costs, (B) Noneligible Accrued Amounts, (C) Transaction Costs, (D) without duplication of the foregoing, fees and expenses payable pursuant to Section 9.10 and (E) during the Construction Period, any other costs that are to be expressly funded through Advances pursuant to any provision of the Operative Documents and are not otherwise provided for in this
Section 2.2.6(a). Advances may be applied to any of the foregoing, regardless of whether such costs, fees or expenses were incurred prior to, as of or after the Documentation Date.

        (b) With respect to the Manufacturing Facility, (i) prior to the Manufacturing Facility Site Purchase Date, Advances shall only be used to fund Soft Costs up to an aggregate of $100,000., and (ii) upon the occurrence of the Manufacturing Facility Site Purchase Date, Advances shall only be used to fund the following items to the extent they (A) are available under the Approved Manufacturing Construction Budget, (B) are appropriately allocated to the Manufacturing Facility on Schedule 1 to the Advance Request applicable to such Advance and (C) with the exception of the Land Costs which shall be incurred on the date of the Manufacturing Facility Site Purchase Date, were actually incurred prior to the applicable Advance Date: (1) Eligible Accrued Project Costs, (2) Noneligible Accrued Amounts, (3) Transaction Costs, (4) without duplication of the foregoing, fees and expenses payable pursuant to Section 9.10 and (5) during the Construction Period, any other costs that are to be expressly funded through Advances pursuant to any provision of the Operative Documents and are not otherwise provided for in this Section 2.2.6(b). Advances may be applied to any of the foregoing, regardless of whether such costs, fees or expenses were incurred prior to, as of or after the Documentation Date.

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                                                         PARTICIPATION AGREEMENT

        (c) On any date of determination, the aggregate General Cost Balance shall be allocated between the Traville Lease Balance and the Manufacturing Lease Balance in the same proportion as the aggregate of all amounts allocated to the Traville Lease Balance and the Manufacturing Lease Balance, respectively, in each case on all Advance Requests prior to such date of determination relate to the total aggregate amount allocated to both Properties.

        SECTION 2.2.7. Investor Amounts and Yield.

        (a) Investor Amounts outstanding from time to time shall accrue Yield at the Yield Rate, calculated in accordance with Section 2.3. If all or any portion of the Investor Amounts, any Yield payable thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

        (b) Subject to the provisions of the Operative Documents, Investor Amounts together with all accrued and unpaid Yield on the Investor Contributions shall be repaid on the Investor Maturity Date.

        (c) Pursuant to the Assignment of Lease given by Lessor, Lessor shall direct (and Lessor hereby directs) Lessee to pay to Administrative Agent for the account of the Investors the Investor Base Rent and all other amounts due with respect to the Investor Amounts payable by Lessee under the Lease (other than Excluded Amounts) from time to time, and Administrative Agent shall distribute such amounts to the Investors in accordance with Article X.

        (d) Construction Period Accrued Yield on each Investor's outstanding Investor Amounts shall be paid in accordance with Section 2.2.9.

        SECTION 2.2.8. Loans and Interest.

        (a) Each Conduit Loan and each Facility Loan shall accrue interest computed and payable in accordance with the terms of the Loan Agreement.

        (b) The principal of each A Loan, together with all accrued and unpaid interest thereon, shall be repaid in full on the A Loan Maturity Date. The principal of each B Loan, together with all accrued and unpaid interest thereon, shall be repaid in full on the B Loan Maturity Date.

        (c) Pursuant to the Liquid Collateral Agreements, the Security Agreement and the Assignment of Lease, Lessor shall direct (and Lessor hereby directs) Lessee to pay to Administrative Agent for the account of the Participants, Rent payable under the Lease (other than Excluded Amounts) from time to time, and Administrative Agent shall distribute such amounts to the Participants in accordance with Article X.

        (d) Construction Period Accrued Interest shall be paid in accordance with Section 2.2.9.

        SECTION 2.2.9. Construction Period Accrued Interest, Construction Period Accrued Yield and Construction Period Fees.

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

                                                         PARTICIPATION AGREEMENT

        (a)     Advances to be Requested. In accordance with and subject to
Section 2.2.5, during the Construction Period Lessee shall request an Advance in an amount equal to Construction Period Unused Fees, Construction Period Accrued Interest and Construction Period Accrued Yield and Construction Period Fees accrued on or with respect to the Loans and Investor Amounts, in the amounts calculated, determined and delivered to Lessee pursuant to Section 2.3.

        (b) Certain Payments. Construction Period Accrued Interest in respect of Loans and Construction Period Accrued Yield due any Investor shall be paid in cash on each Scheduled Payment Date occurring prior to the end of the Construction Period from proceeds of the Loans and Investor Contributions. Administrative Agent shall pay in cash to the Participants, to the extent of the Advances for such items, on each Scheduled Payment Date all Construction Period Accrued Interest and Construction Period Accrued Yield due on each such Scheduled Payment Date from the proceeds of such Advance.

        SECTION 2.2.10. Final Completion Advance. On the last Advance Date occurring on or before the day on which Substantial Completion occurs with respect to a Property, Lessee may request, and the Participants shall fund, an Advance pursuant to Section 2.2.5 in an amount equal to the lesser of (x) the remaining Aggregate Available Commitments and (y) the amount allocated to punch-list items and other final completion work as determined by Construction Agent in accordance with the Construction Budget for such Property; provided, however, that no such Advance shall be requested or made if a Bankruptcy Default, a Construction Agency Event of Default or a Lease Event of Default has occurred and is continuing.

        SECTION 2.3. Computations and Notice of Rates.

        (a) Determination of the Rates. All computations of Construction Period Unused Fees, Yield and other accrued amounts in respect of the Investor Contributions shall be made by the related Collateral Agent on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such amount is payable over a year comprised of 360 days (or, in the case of amounts accruing interest or Yield by reference to the ABR, 365 days or, if appropriate, 366 days). Computations of interest and other amounts payable in respect of Conduit Loans and Facility Loans shall be made by the Administrator in accordance with the Loan Agreement.

        (b) Notice of Interest and Yield. No later than the seventh (7th) day of each calendar month (or, if such day is not a Business Day, then the next succeeding Business Day), (i) Administrative Agent shall deliver to Lessee and each Investor notice of monthly rental in the form of Exhibit D (with appropriate insertions) setting forth a calculation of the amount of Yield due and payable on the Scheduled Payment Date for the Interest Period ending on the next succeeding Scheduled Payment Date, and (ii) the Administrator shall deliver to Administrative Agent and Lessee in the form of Exhibit D (with appropriate insertions) a calculation of the amount of accrued interest due and payable on all outstanding Conduit Loans and Facility Loans under the Loan Agreement on the next Scheduled Payment Date and other accrued amounts payable to Eagle under the Operative Documents; provided that in each case the failure of any such Agent to provide such notice shall not relieve Lessee from any liability that it may have under the Operative Documents to pay any such amount; provided further that any such Agent's

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

                                                         PARTICIPATION AGREEMENT

failure to give such notice shall result in no liability to it. If HGSI has not received notice from the Administrative Agent in respect of Yield or from the Administrator in respect of accrued interest, HGSI shall immediately notify in writing the Administrative Agent and/or the Administrator, as applicable, to request such information. If either or both the Administrative Agent or the Administrator fail to notify in writing HGSI of the amounts due for the next succeeding Scheduled Payment Date, HGSI shall pay to Lessor, subject to the next sentence, in the manner set forth in Section 3 of the Lease, in lieu of the amount required under Section 3.1 of the Lease for the next succeeding Scheduled Payment Date, (x) in the case no written notice of the amount of Yield has been delivered, 110% of the amount of Yield due and payable for the Scheduled Payment Date closest to the Scheduled Payment Date in question for which a written notice had been delivered in accordance with Section 2.3(b), and (y) in the case no written notice of the accrued interest has been delivered, 110% of the accrued interest due and payable for the Scheduled Payment Date closest to the Scheduled Payment Date in question for which a written notice had been delivered in accordance with Section 2.3(b). If after payment of an amount pursuant to the next preceding sentence, HGSI receives a notice of the amount due for the Scheduled Payment Date in question, an adjustment shall be made such that, where HGSI actually paid an amount greater than the component of Base Rent due and payable for such date (assuming the notice had been timely delivered), such difference shall be remitted by the party receiving the excess to HGSI, and where HGSI actually paid an amount less than the component of Base Rent due and payable (assuming the notice had been timely delivered) HGSI shall pay to Lessor the shortfall no later than the fifth (5th) Business Day next succeeding delivery of such written notice. For purposes of Section 18.1 of the Lease both the preliminary payment by HGSI above and any payment it is required to make in adjustment thereof shall be considered Base Rent.

        (c) Conclusive Determinations. Each determination by the Administrative Agent of any rate or fee, or any other amount due, pursuant to
Section 2.3(a) or (b) or 9.10 hereof shall be conclusive and binding on all parties hereto, absent manifest error.

        (d) Computations of Yield and Determination of Yield Rate. Each of the Investors and Lessor hereby appoints Administrative Agent as its agent for purposes of computing Yield in respect of the Investor Amounts and determining the Yield Rate.

        SECTION 2.4. Overdue Payments. Lessor, the Lenders and the Investors acknowledge that Lessee shall have no liability with respect to overdue payments of Loans and Investor Amounts or any other amount due and owing by Lessee under the Operative Documents so long as Lessee has timely paid Rent in accordance with Article III of the Lease, or such amounts are otherwise accounted for pursuant to Section 2.2.7 or 2.2.8; provided, however, that such Loans and Investor Amounts shall be reinstated and remain outstanding and Lessee shall remain liable for such Rent, if at any time any payment (in whole or in part) of any Rent is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by Lessor, any Participant or Administrative Agent, upon the insolvency, bankruptcy, reorganization (or similar event) of Lessee, all as though such payment of Rent had not been made. Subject to the foregoing provisions of this Section 2.4, Lessee acknowledges its obligation to pay as Supplemental Rent any interest contemplated at the Overdue Rate with respect to Investor Amounts and the Loans.

                                                         PARTICIPATION AGREEMENT

        SECTION 2.5. Confirmation of Participants and the Other Parties. Each Participant and each other party to any of the Operative Documents agrees that the release of its signature pages to Mayer, Brown & Platt upon its instruction shall constitute notice, without further act, of its confirmation that all conditions to the Documentation Date and the Initial Advance Date set forth in
Section 4.1 or 4.2, as applicable, were met to the satisfaction of such Participant or other party.

                                  ARTICLE III

                            INTENTIONS OF THE PARTIES

        SECTION 3.1. Nature of Transaction. The parties hereto intend that (i) for financial accounting purposes with respect to Lessee, (A) Lessor will be treated as the sublessor of the Traville Site under the Lease and the owner and the lessor of the Improvements and the Manufacturing Facility Site and Lessee will be treated as the lessee of the Manufacturing Facility Site and the sublessee of the Traville Site under the Lease and the lessee of the Improvements, and (B) the Investors will be deemed to have an equity investment in Lessor, and (ii) for all federal and all state and local income tax purposes and bankruptcy and commercial law purposes, (A) the Lease will be treated as a financing arrangement, (B) Lessor, the Investors and the Lenders will be deemed lenders making loans to Lessee in an amount equal to the sum of the Investor Amounts and the outstanding principal amount of the Loans, which loans are secured by the Liquid Collateral to the extent of the Lessor's interest therein and the Properties, (C) Lessee will be treated as the owner of the Properties for tax purposes and will be entitled to all tax benefits ordinarily available to an owner of property like the Properties for such tax purposes and (D) the obligations of Lessee to pay the Base Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for Federal and state income tax and bankruptcy and commercial law purposes. Nevertheless, each party acknowledges and agrees that no other party has made any representations or warranties to any other party concerning the tax, accounting or legal characteristics of the Operative Documents and that each party has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Lessor shall have a valid and binding security interest in and Lien on the Liquid Collateral and the Properties, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Operative Documents. Except as otherwise provided by law or in connection with a settlement, compromise or adjudication made under the provisions of Section 9.2(b), each of the parties to this Participation Agreement agrees that it will not, nor will it permit any Affiliate to at any time, directly or indirectly take any action or fail to take any action with respect to the preparation or filing of any income tax or other tax return, including an amended income tax or other tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 3.1.

        SECTION 3.2. Amounts Due Under Lease.

        Notwithstanding anything to the contrary contained in the Operative Documents, it is the intention of HGSI, Lessee, Lessor, each Investor, Conduit and the Liquidity Providers that the amount and timing of installments of Base Rent due and payable from time to time from Lessee under the Lease shall be equal to the aggregate payments due and payable after the Lease

                                                         PARTICIPATION AGREEMENT

Commencement Date on each Scheduled Payment Date with respect to interest on the Loans and Yield on the Investor Amounts then due.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

        SECTION 4.1. Conditions to Documentation Date. The occurrence of the Documentation Date and the obligation of each of Lessee, Lessor, each Investor, Administrative Agent, each Collateral Agent, Conduit, the Administrator and each Liquidity Provider to perform its respective obligations on the Documentation Date (if any), shall be subject to the fulfillment to the reasonable satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver by, Lessee, Lessor, each Investor, Administrative Agent, each Collateral Agent, Conduit, the Administrator and each Liquidity Provider, as applicable, of the following conditions precedent set forth in this Section
4.1 on or before the Documentation Date:

        (a) Insurance. Lessor and each Agent shall have received and approved a report issued by the Independent Insurance Consultant with respect to Lessee's compliance with its obligation to maintain insurance with respect to the Traville Facility in accordance with Section 2.7(f) of the Construction Agency Agreement, which report shall be satisfactory to Lessor and Administrative Agent in all respects.

        (b) Certain Documents. Lessor, Lessee and each of the Participants (or respective counsel for each such party) shall have received a fully executed counterpart of each of the following agreements to which the applicable entity is a party:

                (i)     this Participation Agreement;

                (ii)    the Ground Lease and Memorandum of Ground Lease;

                (iii)   the Lease and Memorandum of Lease;

                (iv)    the Security Agreement;

                (v)     the Deeds of Trust;

                (vi)    the Assignment of Lease;

                (vii)   the Construction Agency Agreement;

                (viii)  the Connecticut Certificate of Trust;

                (ix)    the Trust Agreement;

                (x)     the Loan Agreement;

                (xi)    the Conduit Note;

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

                                                         PARTICIPATION AGREEMENT

                (xii)   the Facility Notes;

                (xiii)  the Liquidity Agreement;

                (xiv)   the Financing Statements;

                (xv)    the Liquid Collateral Agreements; and

                (xvi)   the Custody Agreements.

        Each of the aforementioned Operative Documents, to the extent the same constitutes an agreement or undertaking, shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect.

        (c) Filings and Recordation. All filings and recordings enumerated and described in Part A, Part B and Part C of Schedule III, as well as all other filings and recordings necessary or advisable, including precautionary financing statements, in the opinion of Lessor, Administrative Agent, either Collateral Agent or any Participant, to perfect the right, title and interest of Lessor, Administrative Agent, the Collateral Agents, the Participants and the Lessor Hedging Agreement Counterparties intended to be created by the Operative Documents shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices, including any recordings and filings necessary to create, preserve and protect such Persons' valid and binding security interests in and Liens on the Collateral, subject in each case to Permitted Liens and the rights of Lessee under the Lease. All recording and filing fees and Taxes with respect to any recordings or filings made pursuant to this Section 4.1(c) or otherwise payable in respect of any Operative Document shall have been paid in full by Lessee, and satisfactory evidence thereof shall have been delivered to Lessor and the Agents, or arrangements for such payment shall have been made to the satisfaction of Lessor and the Agents or evidence satisfactory to Lessor and the Agents of exemption from such filing fees or taxes shall have been delivered to Lessor and the Agents.

        (d) Consents and Approvals. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Authority or other Person, or by or from any trustee or holder of any indebtedness or obligation of HGSI, that are necessary or, in the reasonable opinion of the Participants, advisable in connection with the execution, delivery and performance of the Operative Documents by all parties hereto, shall have been taken, given or obtained as the case may be, shall be in full force and effect and the time for appeal with respect thereto shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise).

        (e) Opinions of Counsel. Lessor, the Investors, Conduit, the Agents and each Liquidity Provider shall have received the following legal opinions (and by such Person's execution of the Operative Documents to which each is respectively a party, each expressly instructs its respective counsel to execute and deliver the opinions referred to in this Section 4.1(e)):

                                                         PARTICIPATION AGREEMENT

                (i) the opinion of Paley Rothman Goldstein Rosenberg & Cooper, Chartered, special counsel to HGSI, Ground Lessor and Lessee;

                (ii) the opinion of Day, Berry & Howard, special Connecticut counsel to Lessor and special counsel to the Trust Company, the Trust and Trustee; and

                (iii) the opinion of Lerch, Early & Brewer, CHTD., special counsel to Lessee at Closing and another opinion at the Completion Date,

in each case covering such matters as the addressees thereof shall request.

        (f) Corporate Status and Proceedings of HGSI and Ground Lessor. Lessor, the Investors, Conduit, each Agent and each Liquidity Provider shall have received copies of:

                (i) certificates of existence and good standing, or authority to transact business as a foreign corporation, (y) with respect to HGSI, from the Secretary of State of the States of Delaware and Maryland, and (z) with respect to Ground Lessor, from the Secretary of State of Maryland, in each case dated as of a recent date;

                (ii) a certificate of the Secretary or an Assistant Secretary of HGSI, in each case attaching and certifying as to (w) the resolutions of its Board of Directors or similar body and/or other authorized persons duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (x) its certificate of formation or articles of incorporation, as the case may be, certified as of a recent date by the Secretary of State of the State of Delaware, (y) its by-laws and (z) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party;

                (iii) a certificate of the Secretary or an Assistant Secretary of HGSI, in each case attaching and certifying as to (w) the resolutions of HGSI, as the sole member of Ground Lessor, and/or other authorized persons duly authorizing the execution, delivery and performance by Ground Lessor of each Operative Document to which it is or will be a party, (x) the certificate of formation or articles of incorporation, as the case may be, of Ground Lessor certified as of a recent date by the Secretary of State of the State of Maryland, (y) the by-laws of Ground Lessor and (z) the incumbency and signature of persons authorized to execute and deliver on behalf of Ground Lessor the Operative Documents to which it is a party;

                (iv) a certificate of an authorized officer of HGSI, in each case confirming the accuracy of the representations made by Ground Lessor in the Operative Documents.

        (g) Corporate Status and Proceedings of Trustee. HGSI, Lessee, Conduit, each Agent and each Liquidity Provider shall have received a certificate of the Secretary or an Assistant Secretary of Trustee attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by Trustee of each Operative Document to which it is or will be a party and by the Trust Company of the Trust Agreement,
(ii) its articles of association, certified as of a recent date by an appropriate officer of the Trust Company, (iii) its by-laws, (iv) the filed Connecticut Certificate of Trust, and (iv) the

                                                         PARTICIPATION AGREEMENT

incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

        (h) Environmental Audit. Each Agent shall have received an updated Environmental Audit, dated no earlier than one (1) month prior to the Documentation Date, for the Traville Facility in form and substance acceptable to Administrative Agent, in its sole discretion, together with a reliance letter from the firm conducting such Environmental Audit.

        (i) Survey and Title Insurance. Lessee shall have delivered to each Agent an ALTA/1992 (Urban) Survey of the Traville Facility prepared by a licensed surveyor and meeting the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys as adopted by the American Land Title Association/American Society and American Congress on Surveying and Mapping in 1992 certified to each Investor and each Agent and the title company, and in form and substance acceptable to Administrative Agent, in its sole discretion, and a leasehold or loan policy in favor of Lessor, such policy to be dated as of the Initial Advance Date and in an amount not less than $450,000,000 and to be satisfactory to Administrative Agent, in its sole discretion, with comprehensive, survey, variable rate, access and such other endorsements requested by the Participants to the extent available in the State of Maryland.

        (j) Recordation. Administrative Agent shall have received evidence reasonably satisfactory to it that each of the Ground Lease or a memorandum thereof, the Lease or a memorandum thereof, the Deeds of Trust and the Assignment of Lease shall have been or are being recorded with the appropriate Authorities in the order in which such documents are listed in this clause, and the Financing Statements with respect to each Property shall have been or are being filed with the appropriate Authorities.

        (k) Evidence of Property Insurance. Lessor and each Agent shall have received evidence of insurance with respect to the Traville Facility required to be maintained pursuant to the Construction Agency Agreement, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

        (l) Payment of Taxes. All Taxes payable on or before the Documentation Date, for which Lessee is responsible and which are in connection with the execution, delivery, recording or filing of any of the Operative Documents or other documents, and the consummation of any other transactions contemplated hereby or by any of the other Operative Documents, shall have been paid in full by Lessee, or arrangements for such payment shall have been made to the satisfaction of each Investor and each Agent (subject to Lessee's right to contest certain Taxes pursuant to Section 9.2(b)).

        (m) Representations and Warranties. Each representation and warranty of each of the parties hereto contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Documentation Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

        (n) Litigation. No action or proceeding shall have been instituted or threatened nor shall any government action be instituted or threatened before any Authority, nor shall any order,

                                                         PARTICIPATION AGREEMENT

judgment or decree have been issued or proposed to be issued by any Authority, to set aside, restrain, enjoin or prevent the performance of this Participation Agreement, any other Operative Document or any transaction contemplated hereby or by any other Operative Document or which would have a Material Adverse Effect.

        (o) No Event of Loss. No casualty or loss shall have occurred in respect of the Traville Facility. No action shall be pending or threatened by an Authority to initiate a Condemnation or a taking by such Authority in respect of Traville Facility.

        (p) Legality, etc. In the opinion of Lessor, the Investors and each Agent, the transactions contemplated by the Operative Documents shall not violate any Applicable Laws and do not and will not subject Lessor to any materially adverse regulatory prohibitions or constraints, and no change of Applicable Laws has occurred or been proposed that would make it uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or materially expand the duties, obligations or risks of Lessor, the Investors, Conduit, any Agent or the Liquidity Providers.

        (q) Proceedings Satisfactory, etc. All proceedings taken in connection with the Documentation Date, and all documents relating thereto shall be reasonably satisfactory to Lessor, the Investors, Conduit, each Agent and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

        (r) Traville Construction Materials. True and correct copies of the Traville Construction Materials shall have been made available to Lessor, Investors and each Agent.

        (s) Appraisal. Each Investor and Liquidity Provider shall have received a FIRREA qualified Appraisal of the Traville Facility, which Appraisal shall show (a) the Fair Market Value of the Traville Facility as of the Documentation Date and (b) the Fair Market Value of Lessor's interest in the Traville Site and the Traville Improvements (free and clear of the Lien of the Deeds of Trust and other Operative Documents) to be constructed thereon in accordance with the Approved Traville Plans and Specifications (i) as of the Lease Commencement Date with respect to the Traville Facility (the "Traville As-Built Appraisal") and (ii) as of the fifth and the seventh anniversary of the Lease Commencement Date with respect to the Traville Facility, and the economic useful life of the Traville Improvements.

        (t) Prescribed Forms. Each non-U.S. Person shall have delivered to Lessee, Lessor and Conduit the Prescribed Forms.

        (u)     [Intentionally omitted.]

        (v) Investment Policy. The Administrative Agent, each Collateral Agent, each Investor, each Liquidity Provider and Conduit shall have received from HGSI a copy of its current investment policy which has been approved by their board, together with an officer's certificate certifying that the investment policy is true, correct and complete.

                                                         PARTICIPATION AGREEMENT

        (w) Execution by Lessee, Ground Lessor, Ground Lessee and Administrative Agent of a Mortgage Affidavit (the "Mortgage Affidavit") substantially in the form attached hereto as Exhibit A-1 and presentment of the Mortgage Affidavit to the Office of the General Counsel ("General Counsel") of the Maryland-National Capital Park and Planning Commission and acceptance of the Mortgage Affidavit by the General Counsel.

        (x) A certificate from a licensed, independent architect in a form reasonably satisfactory to Lessor that the Approved Plans and Specifications with respect to the Traville Facility has been approved by the applicable governmental entity(ies) and filed with such entity(ies).

        SECTION 4.2. Conditions to Initial Advance Date. The occurrence of the Initial Advance Date and the obligation of each of Lessor, each Investor, Administrative Agent, the Collateral Agents, Conduit, the Administrator and each Liquidity Provider to perform its respective obligations, if any, on the Initial Advance Date, including funding the Investor Contributions in the case of each Investor, funding the Conduit Loans and issuing Commercial Paper Notes in the case of Conduit, and providing Commitments, in the case of the Liquidity Providers, shall be subject to the fulfillment to the reasonable satisfaction (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver by Lessor, each Investor, Conduit, the Administrator, Administrative Agent and each Liquidity Provider, of the following conditions precedent set forth in this
Section 4.2 on or before the Initial Advance Date:

        (a) Documentation Date. The Documentation Date shall have become effective in accordance with Section 4.1.

        (b) Transaction Costs. To the extent invoiced, all Transaction Costs (including all fees payable to any party hereto on the Initial Advance Date) then due and payable will be paid in full by Lessee or its designee in accordance with such Advance Request solely from the proceeds of the Advances, provided, that Lessee has received the proceeds of Advances for such purposes. Payments of Transaction Costs to be paid on the Initial Advance Date shall be made by wire transfer of immediately available funds by Administrative Agent as designee of the Lessee to the accounts specified by the parties receiving such payments. Lessee shall include in any Advance Request an amount for Transaction Costs equal to the aggregate amount of invoices for Transaction Costs received by Administrative Agent and Lessee at least two (2) Business Days prior to the issuance of an Advance Request. Lessee shall deliver to Administrative Agent a copy of all invoices for Transactions Costs promptly after receipt thereof.

        (c) Initial Advance Date Notice. Lessee shall have delivered an Advance Request conforming with the requirements of Section 2.2.5(a).

        (d) Conduit Approval. If required pursuant to Conduit's commercial paper program, the Administrator shall have received rating letters from Moody's and S&P that, after giving effect to the transactions contemplated by the Operative Documents, the Commercial Paper Notes of Conduit shall be rated P-1 and A-1, respectively.

                                                         PARTICIPATION AGREEMENT

        SECTION 4.3. Conditions Precedent to the Manufacturing Facility Site Purchase Date and the Manufacturing Facility Site Purchase Advance. The occurrence of the Manufacturing Facility Site Purchase Date, the Manufacturing Facility Site Purchase Advance and the obligation of each of Lessor, each Investor, Administrative Agent, the Collateral Agents, Conduit, the Administrator and each Liquidity Provider to perform its respective obligations, if any, on the Manufacturing Facility Site Purchase Date, including the purchase of the Manufacturing Facility Site with respect to Lessor, the funding of the Investor Contributions with respect to the Manufacturing Facility in the case of each Investor, funding the Conduit Loans and issuing Commercial Paper Notes with respect to the Manufacturing Facility in the case of Conduit, and providing Commitments with respect to the Manufacturing Facility in the case of the Liquidity Providers, shall be subject to the fulfillment to the reasonable satisfaction (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver by Lessor, each Investor, Conduit, the Administrator, Administrative Agent and each Liquidity Provider, of the following conditions precedent set forth in this Section 4.3 on or before the Manufacturing Facility Site Purchase Date:

        (a) Documentation Date. The Documentation Date shall have become effective in accordance with Section 4.1.

        (b) Initial Advance Date. The Initial Advance Date shall have become effective in accordance with Section 4.2.

        (c) Advance Request. Lessee shall have delivered an Advance Request conforming with the requirements of Section 2.2.5(a).

        (d) Insurance. Lessor and each Agent shall have received and approved a report issued by the Independent Insurance Consultant with respect to Lessee's compliance with its obligation to maintain insurance with respect to the Manufacturing Facility in accordance with Section 2.7(f) of the Construction Agency Agreement, which report shall be satisfactory to Lessor and the Agents in all respects.

        (e) Deeds of Trust Amendment. Lessor and each of the Participants (or respective counsel for each such party) shall have received a fully executed counterpart of the Deeds of Trust Amendment and the Deeds of Trust Amendment, to the extent the same constitutes an agreement or undertaking, shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect.

        (f) Consents and Approvals. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Authority or other Person, or by or from any trustee or holder of any indebtedness or obligation of HGSI, that are necessary or, in the reasonable opinion of the Participants, advisable in connection with the execution, delivery and performance of the Deeds of Trust Amendment by all parties hereto, shall have been taken, given or obtained as the case may be, shall be in full force and effect and the time for appeal with respect thereto shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise).

                                                         PARTICIPATION AGREEMENT

        (g) Environmental Audit. Each Agent shall have received an Environmental Audit, dated no earlier than six (6) months prior to the Manufacturing Facility Site Purchase Date, for the Manufacturing Facility in form and substance acceptable to Administrative Agent, in its sole discretion, together with a reliance letter from the firm conducting such Environmental Audit.

        (h) Survey and Title Insurance. Lessee shall have delivered to each Agent an ALTA/1992 (Urban) Survey of the Manufacturing Facility prepared by a licensed surveyor and meeting the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys as adopted by the American Land Title Association/American Society and American Congress on Surveying and Mapping in 1992 certified to each Investor and each Agent and the title company, and in form and substance acceptable to Administrative Agent, in its sole discretion, and a leasehold or loan endorsement to such policy in favor of Lessor, such policy to be dated as of the Manufacturing Facility Site Purchase Date and in an amount, when aggregated with the title policy for the Traville Facility, not less than $450,000,000 and to be reasonably satisfactory to the Participants with comprehensive, survey, variable rate, access and such other endorsements requested by the Participants to the extent available in the State of Maryland.

        (i) Recordation. Administrative Agent shall have received evidence reasonably satisfactory to it that the Deeds of Trust Amendment shall have been or are being recorded with the appropriate Authorities.

        (j) Evidence of Property Insurance. Lessor and each Agent shall have received evidence of insurance with respect to the Manufacturing Facility required to be maintained pursuant to the Construction Agency Agreement, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

        (k) Representations and Warranties. Each representation and warranty of each of the parties hereto contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Manufacturing Facility Site Purchase Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

        (l) Litigation. No action or proceeding shall have been instituted or threatened nor shall any government action be instituted or threatened before any Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Authority, to set aside, restrain, enjoin or prevent the performance of this Participation Agreement, any other Operative Document or any transaction contemplated hereby or by any other Operative Document or which would have a Material Adverse Effect.

        (m) No Event of Loss. No casualty or loss shall have occurred in respect of the Manufacturing Facility. No action shall be pending or threatened by an Authority to initiate a Condemnation or a taking by such Authority in respect of the Manufacturing Facility.

        (n) Legality, etc. In the opinion of Lessor, the Investors and each Agent, the transactions contemplated by the Operative Documents shall not violate any Applicable Laws and do not and will not subject Lessor to any materially adverse regulatory prohibitions or constraints, and no change of Applicable Laws has occurred or been proposed that would make it

                                                         PARTICIPATION AGREEMENT

uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or materially expand the duties, obligations or risks of Lessor, the Investors, Conduit, any Agent or the Liquidity Providers.

        (o) Proceedings Satisfactory, etc. All proceedings taken in connection with the Manufacturing Facility Site Purchase Date, and all documents relating thereto shall be reasonably satisfactory to Lessor, the Investors, Conduit, each Agent and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

        (p) Manufacturing Construction Materials. True and correct copies of the Manufacturing Construction Materials shall have been made available to Lessor, Investors and each Agent.

        (q) Appraisal. Each Investor and Liquidity Provider shall have received a FIRREA qualified Appraisal of the Manufacturing Facility, which Appraisal shall show (a) the Fair Market Value of the Manufacturing Facility as of the Manufacturing Facility Site Purchase Date and (b) the Fair Market Value of Lessor's interest in the Manufacturing Facility Site and the Manufacturing Facility Improvements (free and clear of the Lien of the Deeds of Trust, Deeds of Trust Amendment and other Operative Documents) to be constructed thereon in accordance with the Approved Manufacturing Plans and Specifications (i) as of the Lease Commencement Date with respect to the Manufacturing Facility (the "Manufacturing As-Built Appraisal") and (ii) as of the fifth and the seventh anniversary of the Lease Commencement Date with respect to the Manufacturing Facility, and the economic useful life of the Manufacturing Facility Improvements.

        (r) Flood Zone Determination. Administrative Agent shall have received a Flood Zone Determination with respect to the Manufacturing Facility Site that states that no portion of the Manufacturing Facility Site is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency.

        SECTION 4.4. Conditions Precedent to each Advance. The obligations of Lessor to make an Advance on an Advance Date (including the Initial Advance Date and the Manufacturing Facility Site Purchase Date), the obligation of the Investors to make any related Investor Contribution available on such Advance Date and the obligation of each Lender to make any related Loans on such Advance Date, are subject to the conditions that (a) each Investor and Agent shall have received a copy of the applicable Advance Request, the original of which shall be sent to Lessor, executed by Lessee, in accordance with and to the extent required by Section 2.2.5, (b) Lessee shall have delivered Permitted Investments to each Collateral Agent in an aggregate amount such that after each such transfer the Adjusted Market Value or Fair Market Value, whichever is applicable, of all Liquid Collateral in each such Account on such date equals or exceeds the Required Liquid Collateral Amount for each such Account for such date (determined after giving effect to the requested Advance), and the Collateral Agents shall have a first priority perfected security interest therein securing the Lessee Obligations, (c) the

                                                         PARTICIPATION AGREEMENT

representations and warranties contained in each Operative Document are correct in all material respects on and as of such Advance Date, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Advance, in which case of such specific date, and (d) no Default or Event of Default has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom.

        SECTION 4.5. Lease Commencement Upon Substantial Completion. Unless the Construction Agency Agreement has been terminated as a result of a Construction Agency Event of Default, the parties hereto acknowledge and agree that upon the occurrence of Substantial Completion with respect to a Property, such Property shall automatically, without further act or notice by any Person, become subject to, and shall be leased by Lessor to Lessee under, the Lease.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

        SECTION 5.1. Representations and Warranties of Lessee. As of the Documentation Date and as of each Advance Date (provided, that any representation or warranty made as of a specific date need only be true as of such date), Lessee (in its capacity as both Lessee and Construction Agent) represents and warrants to each of the other parties hereto that:

        (a)     General Matters.

                (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and its failure to qualify to do business in any other jurisdiction where it is not so qualified has not had, and will not have, a Material Adverse Effect; and Lessee has all necessary corporate power to enter into and perform its obligations under each Lessee Operative Document and to lease the Properties under the Lease.

                (ii) The execution, delivery and performance by Lessee of each Lessee Operative Document have been duly authorized by all necessary corporate action and will not (A) violate any provision of its certificate of incorporation or (B) violate any provision of law applicable to such Lessee or by which it or its property may be bound, or result in the breach of or constitute a default or require any consent under, or result in the creation of any Lien (except as provided under the Operative Documents) upon any property or assets of Lessee pursuant to any indenture, agreement or instrument to which Lessee is a party or by which Lessee or its property may be bound, in any such case set forth in this clause (B) which has had, or would be reasonably likely to have, a Material Adverse Effect. Except with respect to the matters described in Section 5.1(o), neither the execution by Lessee of any Lessee Operative Document nor the performance by Lessee of its obligations under any Lessee Operative Document requires any license, consent or approval of, or notice to, or filing with, any Authority (other than customary building permits obtained in the ordinary course of business which Lessee has no reason

                                                         PARTICIPATION AGREEMENT

        to believe will not be forthcoming). This Participation Agreement and each other Lessee Operative Document has been duly executed and delivered by Lessee and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

                (iii) Neither Lessee nor any of its subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System). Neither Lessee nor any of its material subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940. The receipt by Lessee of the proceeds of the Advances, and each use of such proceeds to pay Improvement Costs, shall not be in violation of any Applicable Laws.

                (iv) The outstanding debt for borrowed money of Lessee does not, and no funding under the Operative Documents when made will cause such debt to, exceed the amount authorized by such Lessee's board of directors to be outstanding.

                (v) Except as disclosed on Schedule 5.1(a)(v), there is no action, suit or proceeding (including but not limited to environmental matters), and no such proceeding before any arbitrator or by or before any governmental commission, board, bureau or other administrative agency, is pending, or, to the knowledge of Lessee, is threatened against Lessee or any consolidated subsidiary of Lessee which, in the good faith belief of Lessee, has a reasonable possibility of being adversely determined in a manner which would have a Material Adverse Effect.

                (vi) Neither Lessee nor any of its Affiliates has granted any Lien (other than Permitted Liens) on either Property to any Person other than Lessor, Conduit, the Collateral Agent, the Liquidity Providers, Administrative Agent and each Investor, and no Lien, other than the Lien granted to such Persons hereunder and under the other Operative Documents and Permitted Liens, has attached to either Property, or in any manner has affected adversely the rights and security interest of such Persons therein.

                (vii) Neither Lessee nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in either Property, the Lease, the Investor Certificates or the Notes, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items from any Person other than an "accredited investor" (as such term is defined in the Securities Act). The foregoing shall not be deemed an acknowledgment that any of the Notes or Investor Certificates, or any interest in the Properties or the Lease, constitutes a "security".

                                                         PARTICIPATION AGREEMENT

                (viii) The execution and delivery by Lessee of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Authority or other body governing its business practices, other than (if Lessee so determines) the filing of a Form 8-K with the SEC.

                (ix) Lessee has complied with its disclosure and reporting obligations under the Securities Exchange Act of 1934, as amended.

        (b) Principal Place of Business and Chief Executive Office of Lessee. The principal place of business and chief executive office, as such terms are used in Section 9-103(3) of the UCC, of Lessee are each located at 9410 Key West Avenue, Rockville, MD 20850. The organizational identification number assigned by Delaware to Lessee is 2302223 (Del.).

        (c) Taxes. All United States Federal income tax returns and all other tax returns which are required to have been filed have been or will be filed by or on behalf of Lessee by the respective due dates, including extensions, and all taxes due with respect to Lessee pursuant to such returns or pursuant to any assessment received by Lessee have been or will be paid. The charges, accruals and reserves on the books of Lessee in respect of such taxes or other governmental charges are, in the opinion of Lessee, adequate.

        (d) Compliance with ERISA. Each of the matters set forth below in this Section 5.1(e) is subject to the truth of the representations set forth in Sections 5.4(a) and 5.5(b), and the covenants set forth in Section 6.2(e). Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Code with respect to the Plan except when such noncompliance would result in penalties of less than $10,000,000. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan within the preceding five (5) years, (ii) failed to make any contribution or payment to any Plan, or made any amendment to any Plan which has resulted or is likely to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007 of ERISA. No termination of a Plan has occurred and no steps have been taken to institute the termination of any Plan. No member of the ERISA Group has any knowledge of any event that is likely to result in a liability of any such member to the PBGC, whether under a Plan, a Multiemployer Plan, or otherwise, other than a liability to the PBGC for premiums under Section 4007 of ERISA. No lien in favor of the PBGC or a Plan has arisen, and there have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances that would cause the lien provided under Section 4068 of ERISA to attach to the material assets of Lessee or its ERISA Affiliates. The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Participation Agreement. No "Prohibited Transaction" within the meaning of Section 406 of ERISA will exist with respect to a Benefit Arrangement upon the execution and delivery of this Participation Agreement or any Operative Document.

                                                         PARTICIPATION AGREEMENT

        (e) Defaults. No Bankruptcy Default or Construction Agency Event of Default has occurred and is continuing.

        (f) Insurance Coverage. Lessee maintains insurance coverage for the Sites and the Improvements thereon which meets the requirements of the Construction Agency Agreement and all of such coverage is in full force and effect.

        (g)     Subjection to Government Regulation.

                (i) Lessee is not subject to regulation under any law which prohibits, or requires consent from any Authority prior to, the incurring by it of indebtedness or the entering into of the transactions described herein.

                (ii)    None of Lessor, any Agent or any Participant will become
        (A) solely by reason of entering into the Operative Documents or consummation of the transactions contemplated thereby (other than upon exercise of remedies under the Lease or other Operative Document or upon the expiration or termination thereof) subject to ongoing regulation of its operations by any Authority having jurisdiction; or (B) except for regulation the applicability of which depends upon the status of the Participants as banks or other regulated financial institutions or upon the existence of facts in addition to the ownership of, or the holding of any interest in, the Properties or any interest therein upon the exercise of remedies under the Lease or other Operative Document or upon the expiration or termination thereof, subject to ongoing regulation of its operations by any Authority having jurisdiction solely by reason of its business activities contemplated in the Operative Documents or the nature of the Properties.

        (h) No Liens. Neither Lessee nor any of its Affiliates has created, consented to, incurred or suffered to exist any Lien upon either Property or any portion thereof other than Permitted Liens, subject to Permitted Contests.

        (i) Properties. Upon Substantial Completion of a Property, such Property as improved in accordance with the applicable Plans and Specifications for such Property and the contemplated use thereof by Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply in all material respects with all Insurance Requirements and Applicable Laws (including all zoning and land use laws and Environmental Laws) other than having obtained certain governmental approvals in respect of the operation and manufacturing processes to be located at the Manufacturing Facility, which approvals Lessee expects to obtain in the ordinary course of its business.

        (j) Plans and Specifications. With respect to both Properties, upon Substantial Completion of a Property all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service the Improvements on such Property for their intended use will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). Except as notified to Lessor, no fire or other casualty with respect to either Property has occurred which fire or other casualty is expected to result in replacement or restoration costs in excess of $1,000,000. With respect to both Properties, upon Substantial Completion of a Property, such Property will have available all material services of

                                                         PARTICIPATION AGREEMENT

public facilities and other utilities necessary for use and operation of such Property and the other Improvements on such Property for their primary intended purposes including adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between such Improvements and public highways for motor vehicles. With respect to both Properties, all utilities serving a Property, or proposed to serve a Property in accordance with the related Plans and Specifications for such Property, are located in, and vehicular access to the Improvements on such Property is provided by, either public rights-of-way abutting such Property or Appurtenant Rights. With respect to both Properties, all requirements of Applicable Law, easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Material on, at, under or from a Property during the construction of the Improvements thereon, and (y) construction of the Improvements on a Property in accordance with the applicable Plans and Specifications for such Property and the Construction Agency Agreement have either been irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable, or in the course of the Construction in accordance with reasonably prudent construction practice.

        (k)     Title to the Land.

                (i) Ground Lessor owns title to the Traville Site in fee simple, subject only to Permitted Liens. The Ground Lease is in form and substance sufficient to convey a valid leasehold estate to Lessor, subject only to Permitted Liens. Lessor will at all times during the Construction Period and the Lease Term have good and marketable title to a valid leasehold estate in the Traville Site and in fee simple to all Improvements located on the Traville Site, in each case subject only to Permitted Liens. Ground Lessor will at all times during the Construction Period and the Lease Term have good and marketable title in fee simple to the Traville Site subject only to Permitted Liens.

                (ii) Upon the occurrence of the Manufacturing Facility Site Purchase Date, Lessor shall own title to the Manufacturing Facility Site in fee simple, subject only to Permitted Liens. Upon the occurrence of the Manufacturing Facility Site Purchase Date, Lessor will at all times during the Construction Period and Lease Term have good and marketable title in fee simple to the Manufacturing Facility Site and Improvements thereon subject only to Permitted Liens.

        (l)     Flood Hazard Areas.

                (i) Except as otherwise identified on the survey delivered pursuant to Section 4.1(i), no portion of the Traville Facility is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If the Traville Facility is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Traville Facility in accordance with the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

                                                         PARTICIPATION AGREEMENT

                (ii) Except as otherwise identified on the survey delivered pursuant to Section 4.3(h), no portion of the Manufacturing Facility is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If the Manufacturing Facility is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Manufacturing Facility in accordance with the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

        (m) Lease. Upon Substantial Completion of a Property (i) Lessee will have unconditionally accepted such Property demised under the Lease (provided that nothing contained herein shall be deemed a waiver by Lessee of any right of action against Persons with respect to title to and condition of the Traville Facility on the Initial Advance Date or the Manufacturing Facility on the Manufacturing Facility Site Purchase Date other than Lessor, the Investors and the Lenders) and will have good and marketable title to a valid and subsisting sublease in the Land comprising a portion of such Property and leasehold interest in the Improvements comprising a portion of such Property, subject only to Permitted Liens, (ii) no right of offset will exist with respect to any Rent or other sums payable under the Lease and (iii) except as provided in the Operative Documents, no Rent under the Lease will have been prepaid.

        (n) Appraisal Data. The information provided by Lessee and its Affiliates to the Appraiser identified in Schedule IV and forming the basis for the conclusions set forth in the Appraisals delivered pursuant to Sections 4.1(s) and 4.3(q), was true and correct in all material respects and did not, when taken as a whole, omit any information requested by the Appraiser actually known and available to Lessee necessary to make the information provided not materially misleading.

        (o)     Filings. Except with respect to the filings identified on
Schedule III, no other filings or recordings are necessary to convey validly and effectively to the Secured Parties such interest in the Lease, each Property and all other Collateral as contemplated by the Operative Documents, in each case free of all Liens other than Permitted Liens.

        (p) Artifacts. No historically significant artifacts, structures, dwellings, remains or antiques exist or are located in or on the surface terrain or sub-terrain estate of either of the Traville Site or the Manufacturing Facility Site, the presence or discovery of which will cause a delay in the completion of the Construction.

        (q)     Intentionally Omitted.

        (r) Financial Statements. The balance sheet of Lessee as of June 30, 2001 and the related statement of income and cash flows of Lessee and its consolidated subsidiaries, a copy of which has been delivered to each Agent and to each Participant fairly present, in conformity with GAAP, the financial position of Lessee and its consolidated subsidiaries as of such date. All material contingent obligations, contingent liabilities or other obligations have been properly reflected on the balance sheet and notes thereto referred to above in conformance with GAAP.

                                                         PARTICIPATION AGREEMENT

Since December 31, 2000, there have been no changes with respect to Lessee or its consolidated subsidiaries which has had, or will have, a Material Adverse Effect.

        (s) Disclosure. No representation or warranty contained in any Operative Document, or in any other document or financial statement furnished from time to time in either case by Lessee or its Affiliates pursuant to the terms of any Operative Document, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary to make the statement herein or therein not misleading in any material respect as of the date made or deemed to be made. There is no fact known to Lessee which is having, or is reasonably expected to have, a Material Adverse Effect.

        (t) Compliance With Law. Each Property and the current use and operation thereof and thereon do not violate any Applicable Laws, including any thereof relating to occupational safety and health or Environmental Laws, in a manner or to an extent that could reasonably be expected to have a Material Adverse Effect. Except for such matters as could not reasonably be expected to result in a Material Adverse Effect, each Property and the use thereof by it and its agents, assignees, employees, invitees, lessees, licensees and tenants complies with Applicable Laws (including, without limitation, all Environmental
Laws) and insurance requirements.

        (u) Transferability of Traville Site. The Traville Facility will be legally transferable without restrictions as if it were a legally subdivided lot under Maryland Applicable Laws upon execution and filing of the Mortgage Guideline Affidavit with the Maryland National Park and Planning Commission.

        SECTION 5.2. Representations and Warranties of Ground Lessor. As of the Documentation Date, Ground Lessor represents and warrants to Lessor, each Agent and each Participant that:

        (a) Due Organization, etc. Ground Lessor is a duly organized and validly existing limited liability company in good standing under the laws of the State of Maryland.

        (b) Power and Authority; Enforceability. Ground Lessor has the power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

        (c) No Violation. Neither the execution, delivery and performance by Ground Lessor of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by Ground Lessor of the transactions contemplated therein (i) will result in a violation by Ground Lessor of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or Authority having

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                                                         PARTICIPATION AGREEMENT

jurisdiction over Ground Lessor or the Traville Facility, that would have a Material Adverse Effect, (ii) violate or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Ground Lessor pursuant to the terms of any indenture, loan agreement or other agreement to which Ground Lessor is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate of formation or by-laws (or similar organizational documents) of Ground Lessor.

        (d) No Approvals, etc. The execution and delivery by Ground Lessor of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Authority or other body governing its business practices.

        (e) Disclosure. No representation or warranty contained in any Operative Document, or in any other document or financial statement furnished from time to time in either case by Lessee or its Affiliates pursuant to the terms of any Operative Document, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary to make the statement herein or therein not misleading in any material respect as of the date made or deemed to be made. There is no fact known to Ground Lessor which is having, or is reasonably expected to have, a Material Adverse Effect.

        SECTION 5.3. Representations and Warranties of Trustee, the Trust and the Trust Company. Trustee, the Trust and the Trust Company (solely as to paragraphs (a)(i), (b) and (c) only as to the agreements to which the Trust Company is a party, and (d), (e) and (f), only as to the Trust Company) represent and warrant to Lessee and the Participants that:

        (a) Corporate Status. (i) The Trust Company is a duly organized and validly existing national banking association in good standing under the laws of the United States and (ii) each of Trustee and the Trust is duly qualified, authorized to do business and in good standing in all jurisdictions where the failure to do so might have a material adverse effect on it or its properties.

        (b) Corporate Power and Authority. Trustee, the Trust and the Trust Company each has the power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles

        (c) No Violation. Neither the execution, delivery and performance by Trustee, the Trust or the Trust Company of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by Trustee, the Trust or the Trust Company of the transactions contemplated therein (i) will result in a violation by

                                                         PARTICIPATION AGREEMENT

Trustee, the Trust or the Trust Company of any applicable provision of any Connecticut or federal law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality governing the banking or trust powers of the Trustee, the Trust, the Trust Company or the Properties that would adversely affect (x) the validity or enforceability of the Operative Documents to which Trustee, the Trust or the Trust Company is a party, or the title to, or value or condition of, the Properties, or (y) the consolidated financial position, business, prospects or consolidated results of operations of Trustee, the Trust or the Trust Company or the ability of Trustee, the Trust or the Trust Company to perform its obligations under the Operative Documents, (ii) violate or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Trustee or the Trust or the Trust Company pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which Trustee or the Trust or the Trust Company is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the Articles of Association or by-laws of Trust Company.

        (d) No Approvals, etc. The execution and delivery by the Trust Company or (assuming the due authorization, execution and delivery of the Trust Agreement by the Investors) Trustee or the Trust, as the case may be, of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Authority or other body governing its banking practices.

        (e) Litigation. There is no action, proceeding or investigation pending or threatened against the Trust Company or Trustee or the Trust which questions the validity of the Operative Documents, and there is no action, proceeding or investigation pending or threatened which is likely to result, either in any case or in the aggregate, in any material adverse change in the ability of the Trust Company or Trustee or the Trust to perform their respective obligations under the Operative Documents.

        (f) Lessor Liens. Each Property and the Operative Documents and amounts payable thereunder are free of Lessor Liens attributable to it (other than any liens granted pursuant to the Operative Documents).

        (g) Securities Act. Neither Lessor nor any Person authorized by Lessor to act on its behalf has offered or sold any interest in the Notes, the Investor Certificates or the Lease, or in any similar security relating to the Properties, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it nor any Person authorized by it to act on its behalf will take any action which would subject the issuance or sale of any interest in the Notes, the Investor Certificates or the Lease or in any similar security related to the Properties to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939. The foregoing shall not be deemed an acknowledgment that any of the Notes or Investor Certificates, or any interest in the Properties or the Lease, constitutes a "security".

                                                         PARTICIPATION AGREEMENT

        (h) Chief Place of Business. Lessor's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are and will be kept is located at c/o 79 South Main Street, Salt Lake City, Utah 84111.

        (i) No Other Activities. Lessor does not hold any assets, conduct any business nor is it party to any document, agreement or instrument other than its interests under any Operative Documents to which it is a party.

        SECTION 5.4. Representations of the Investors. As of the Documentation Date and, with respect to Section 5.4(a), as of each Advance Date, each Investor represents and warrants to the other parties to this Participation Agreement that:

        (a) ERISA. Such Investor is not funding its investment in Lessor, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code).

        (b) Power and Authority. Such Investor has the requisite power and authority to enter into and perform under the Operative Documents to which it is a party.

        (c) Binding Effect. This Participation Agreement and the other Operative Documents to which it is a party constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms except as such enforceability may be limited by any applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. It has taken all necessary corporate action to authorize the execution, delivery and performance of this Participation Agreement and each other Operative Document to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it.

        (d) Investment. Such Investor is making its investment in the Investor Certificate and the transaction contemplated hereby for its own account and not with a view to any distribution thereof; except that the disposition of any interest in such investment shall be at all times within the control of such Investor, subject to the restrictions of Article VIII.

        (e) Lessor Liens. Each Property is free of Lessor Liens attributable to it.

        SECTION 5.5. Representations of Liquidity Providers. As of the Documentation Date (or, with respect to any Liquidity Provider becoming party hereto after the Documentation Date, as of the date such Liquidity Provider becomes party hereto) and, with respect to Section 5.5(b), as of each Advance Date, each Liquidity Provider hereby represents and warrants to Lessee, Lessor, each Agent and each of the other Participants that:

        (a) Facility Loans; Percentage Interests. Such Liquidity Provider is making its Facility Loans and its purchase of Percentage Interests and is entering into the transaction contemplated hereby for its own account and not with a view to any distribution thereof; except that the disposition of any interest in such loans and interests shall be at all times within the control of such Liquidity Provider, subject to the restrictions of Article VIII.

                                                         PARTICIPATION AGREEMENT

        (b) ERISA. Such Liquidity Provider is not funding its portion of the Advances, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code).

        SECTION 5.6. Representations of Agents. As of the Documentation Date (or, with respect to any Agent becoming party hereto after the Documentation Date, as of the date such Agent becomes party hereto), each Agent hereby represents and warrants to Lessee, HGSI, Lessor, each other Agent and each Participant that:

        (a) Corporate Existence and Power. It is, respectively, a banking association or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all corporate powers and all material governmental licenses, authorizations and approvals required to perform its obligations hereunder and under the other Operative Documents to which it is a party.

        (b) Binding Effect. This Participation Agreement and the other Operative Documents to which it is a party constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms except as such enforceability may be limited by any applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. It has taken all necessary corporate action to authorize the execution, delivery and performance of this Participation Agreement and each other Operative Document to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it.

        (c) No Violation. Neither the execution, delivery and performance by it of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any Applicable Laws or (ii) will violate any provision of its certificate of incorporation or by-laws.

        (d) No Approvals, etc. The execution and delivery by it of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Authority having jurisdiction over it.

                                   ARTICLE VI

                            COVENANTS AND AGREEMENTS

        SECTION 6.1. Covenants of Lessee and Construction Agent. Except as specifically provided below, during the Construction Period and the Lease Term, if any, HGSI, as Lessee and as Construction Agent, covenants with each of the other parties hereto as follows:

        (a) Change of Name or Location. Lessee shall furnish to Lessor and each Agent notice on or before the thirtieth (30th) day before any relocation of its chief executive office or principal place of business, or change of its name or identity.

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

                                                         PARTICIPATION AGREEMENT

        (b)     Construction Notices.

                (i) During the Construction Period, Construction Agent from time to time shall deliver to Lessor and each Agent an Officer's Certificate, which Officer's Certificate shall state whether or not there exists a Construction Agency Default or Construction Agency Event of Default and whether or not the Sites are In Balance, and shall attach a monthly report in the form of Exhibit B hereto. Such Officer's Certificate and report shall be delivered together with any Advance Request delivered by Lessee and, if no such Advance Request is delivered by Lessee in any calendar month, then such Officer's Certificate and report shall be delivered on the last Business Day of such calendar month.

                (ii) Construction Agent shall make available to Administrative Agent and Construction Consultant for inspection and copying no later than the fifth day of each calendar month: (A) copies of all Material Construction Documents entered into in the preceding calendar month; (B) copies of all change orders, changes to either the Traville Construction Materials or Manufacturing Construction Materials, notices, requests for any increase of any contract sum payable, or other communication received under or in connection with any Material Construction Document which either (x) seeks to materially increase the total consideration payable under any Material Construction Document, or
        (y) asserts that Construction Agent or any other party to any Material Construction Document is in material breach or default, or with notice and lapse of time or both will be in material breach or default under any Material Construction Document; (C) upon reasonable request by Lessor, a list of the names and addresses of the subcontractors with whom written agreements have been made by Construction Agent and (D) such other information as may be reasonably requested (in light of Lessee's and Construction Agent's obligations to provide information or documents contained herein or in the other Operative Documents) by Lessor regarding the status of (and to the extent reasonably available to Construction Agent, the parties to material agreements relating to) the Construction, compliance of the parties to the Construction Documents with the terms thereof, and amounts due and payable under the Construction Documents, including, without limitation, such information as Lessor shall reasonably require to determine that each of the Approved Traville Construction Budget and the Approved Manufacturing Construction Budget is In Balance.

                (iii) Construction Agent shall make available to Administrative Agent and Construction Consultant for inspection and copying (i) on each anniversary of the Documentation Date (unless an Event of Default has occurred and is continuing in which case as requested) a copy of each of the then current Traville Plans and Specifications and the then current Manufacturing Plans and Specifications, (ii) within 30 days after Substantial Completion of the Traville Facility, a copy of the then current Traville Plans and Specifications, and (iii) within 30 days after Substantial Completion of the Manufacturing Facility, a copy of the then current Manufacturing Plans and Specifications.

        (c) Casualty Notices. Lessee shall deliver to Lessor, the Lessor Hedging Agreement Counterparties and each Agent promptly upon the occurrence of a Casualty that may result in a

                                                         PARTICIPATION AGREEMENT

claim in excess of $1,000,000 an Officer's Certificate describing in detail those Improvements that have suffered a Casualty (except to the extent such Casualty has been described in a previously delivered Officer's Certificate) or been the subject of a Condemnation and cannot be repaired by the then current end of the Lease Term or have not been replaced in accordance with the Lease.

        (d) Notice of Certain Defaults. Promptly upon obtaining actual knowledge thereof, Lessee shall notify Lessor, the Agents and the Lessor Hedging Agreement Counterparties in writing of the existence of a Lease Default, Lease Event of Default, Construction Agency Default or Construction Agency Event of Default which notice shall describe the nature of such Lease Default, Lease Event of Default, Construction Agency Default or Construction Agency Event of Default, as applicable.

        (e)     Notice of Proceedings. Promptly upon Lessee's becoming aware of
(i) any investigation of it by any Authority, (ii) any court or administrative proceeding involving it, or (iii) any notice, claim or demand from any Authority which alleges that any such Person is in violation of any law or has failed to comply with any order issued pursuant to any Federal, state or local statute regulating its operation and business, which individually or in the aggregate is reasonably likely to result in a liability of $10,000,000 or more or to have a Material Adverse Effect, it shall notify Lessor and the Agents specifying its nature and the action it is taking with respect thereto.

        (f) Notice of Substantial Completion. Promptly upon occurrence of Substantial Completion of a Property, Lessee shall deliver written notice thereof to Lessor and each Agent, together with true and correct copies of certificates of occupancy issued with respect to such Property. The failure to deliver a notice of Substantial Completion will not prevent the Property from becoming subject to the Lease in accordance with Section 4.5.

        (g) Inspection. Lessor or any Agent may designate any Person in writing who is its officer, employee or agent to visit and inspect the Properties, and to the extent reasonable under the circumstances, examine Lessee's books of record and accounts pertaining to the Properties all at such reasonable times as Lessor or such Agent, as the case may be, may reasonably request and, upon such request, Lessee shall make such properties and such books of record and accounts pertaining to the Properties available to Lessor or such Agent, as the case may be, for inspection; provided, that Lessor and such Agent shall comply, and cause their respective officers, employees and agents to comply, with the provisions of Section 6.7; and provided, further, that so long as no Lease Event of Default or Construction Agency Event of Default has occurred and is continuing, no more than one such inspection shall occur per each calendar month. Notwithstanding the foregoing provisions of this Section 6.1(g), (i) except in the case of emergency or Lease Event of Default or Construction Agency Event of Default, such visits and inspections Lessor or such Agent shall provide reasonable written notice to Lessee prior to any such visit or inspection and, absent a Lease Event of Default, shall occur not more often than once per annum, (ii) any such visit and inspection shall be at the sole risk and expense of the Person so visiting or inspecting (but without excusing Lessee for any liability for any injuries to the extent resulting from Lessee's negligence or willful misconduct where such Person has complied with clause
(iii) hereof) unless a Lease Event of Default or Construction Agency Event of Default has occurred and is continuing, in which case any such visit and inspection shall be at

                                                         PARTICIPATION AGREEMENT

the expense of Lessee (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expenses),
(iii) each Person so visiting or inspecting the Properties shall comply with such rules and regulations regarding safety and security as Lessee may reasonably impose, and (iv) no such Person shall be entitled to inspect any areas of the Properties or records that Lessee reasonably characterizes as confidential, proprietary or similarly necessary of protection from disclosure.

        (h) Liens. Except as otherwise permitted under the Operative Documents with respect to Permitted Contests, Lessee shall not incur or suffer to exist any Liens on either Property or any other Collateral other than Permitted Liens. Further, during the Construction Period, Lessee shall not be required to remove Liens for so long as such Lien is subject to a Permitted Contest.

        (i) Environmental Matters. Subject to Lessee's rights in respect of Permitted Contests, Lessee shall use and operate the Properties in compliance with all Environmental Laws, except to the extent that failure to comply could not reasonably be expected to have a Material Adverse Effect. Lessee shall, as soon as possible and in any event within ten days after the occurrence of any violation of an Environmental Law that could reasonably be expected to have a Material Adverse Effect, provide Lessor and each Agent with a statement of an authorized officer setting forth the details of such violation and the action which Lessee proposes to take with respect thereto.

        (j) Securities. Lessee shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of any interest in the Lease, the Investor Certificates, the Investor Contributions, the Facility Notes or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

        (k) No Disposition of the Properties. Lessee shall not, nor shall it permit anyone authorized to act on its behalf to, sell, contract to sell, assign, lease, transfer, convey or otherwise dispose of either Property or any part thereof in violation of the Operative Documents.

        (l) Payment of Taxes, etc. Subject to Lessee's rights to conduct a Permitted Contest in respect of the following, Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) and discharge before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property, other than Permitted Liens.

        (m) Maintenance of Insurance. During the Construction Period, Construction Agent shall maintain, at the expense of Lessor, insurance coverage covering the Properties which meets in all respects the requirements of Section 2.7(f) of the Construction Agency Agreement.

        (n) Environmental Audit. During the continuance of any Lease Event of Default, Lessee shall deliver to the Investors and the Agents an Environmental Audit for each Property within twenty days of demand therefor.

                                                         PARTICIPATION AGREEMENT

        (o) Appraisal. Upon demand from any Investor or any Agent during the continuance of a Lease Event of Default, Lessee shall deliver to the Investors and the Agents an Appraisal of each Property, prepared by an appraiser satisfactory to the Investors and the Agents and in form and substance reasonably satisfactory to each of them, showing the Fair Market Value of the fee interest in the Land and Lessor's interest in the Improvements, dated within thirty days of the delivery of such Appraisal.

        (p) Location of Improvements. Lessee will cause each Property to be constructed in its entirety at and on the related Site, and will not approve or allow the construction of any Property or any portion thereof to be constructed at or on any location other than the related Site.

        (q) Property Costs. Lessee shall not incur, and shall not cause nor permit any Lessee Person to incur, any Property Costs that, when added to the aggregate Property Costs then incurred to date, would exceed the Aggregate Commitments.

        (r) Lessee's Interest. Lessee shall not assign or transfer its interest in the Lease or any other Operative Document except in accordance with
Section 16.1 of the Lease.

        (s) Maintenance of Required Liquid Collateral Amount. Lessee covenants that each Collateral Agent has and shall continue to have a first priority perfected security interest in its related Account and the Liquid Collateral credited thereto, which Account and Liquid Collateral secures all of the Lessee Obligations. At any time Lessee is required under one or both Liquid Collateral Agreements to provide additional Liquid Collateral to a Collateral Agent, Lessee shall pledge such Liquid Collateral to such Collateral Agent pursuant to the related Liquid Collateral Agreement or such other agreements in form and substance satisfactory to such Collateral Agent providing for a valid and perfected first priority security interests in favor of Lessor and such Collateral Agent in such Liquid Collateral, free and clear of all Liens. Any Liquid Collateral that shall not be in the form of a direct obligation to such Collateral Agent shall be pledged to such Collateral Agent pursuant to a pledge and security agreement and a custody agreement, each in form and substance satisfactory to such Collateral Agent, to secure the Lessee Obligations. Lessee shall maintain such pledged Liquid Collateral free and clear of all Liens other than Liens in favor of Lessor and such Collateral Agent. Any income received (or loss incurred) by such Collateral Agent with respect to the balance from time to time on deposit in such Account, including any interest or capital gains on Permitted Investments made with amounts on deposit in such Account, shall remain, or be deposited, in (or be deducted from) such Account, and such Collateral Agent shall not be required to reimburse any such losses or otherwise have any liability therefor except as otherwise provided in the applicable Account Agreement. All right, title and interest in and to the cash amounts on deposit in the Account together with any Permitted Investments from time to time made pursuant to this Section shall constitute part of the Liquid Collateral and shall be held for the benefit of Lessor and the Participants, as the case may be, and shall not constitute payment of the Lessee Obligations (or any other obligations to which such funds are provided hereunder to be applied) until applied thereto as provided herein. Each Collateral Agent has the right to mark-to-market the Liquid Collateral in its related Account and to require Lessee to transfer additional Liquid Collateral to an Account pursuant to the applicable Liquid Collateral Agreement.

                                                         PARTICIPATION AGREEMENT

        (t) Final Completion Work. Lessee shall complete all Final Completion Work in a good and workmenlike manner in accordance with the Construction Materials, but in no event later than the last day of the Lease Term.

        (u)     Financial Reports. Lessee shall furnish to Lessor and each
Agent:

                (i) so long as Lessee is subject to the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934, (A) within a reasonable amount of time (but not more than 30 days) after the Lessee is required to file the same with the SEC or any successor thereto copies of its Annual Report on Form 10-K, and (B) within 30 days after Lessee is required to file the same with the SEC, copies of its quarterly reports on Form 10-Q and any reports filed on Form 8-K, if any;

                (ii) at any time when Lessee is not subject to such reporting requirements, (A) as soon as available and in any event within 45 days after each fiscal quarter, the unaudited consolidated statements of consolidated earnings, stockholders' equity and cash flows of Lessee and its consolidated subsidiaries for such fiscal quarter and the related consolidated balance sheet of Lessee and its consolidated subsidiaries as at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year (except that, in the case of such balance sheet, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of Lessee, which certificate shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of Lessee in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, the relevant period (subject to normal year-end audit adjustments) and (B) as soon as available and in any event within 90 days after each fiscal year, the audited statements of consolidated earnings, stockholders' equity and cash flows of Lessee and its consolidated subsidiaries for such fiscal year and the related consolidated balance sheet of Lessee and its consolidated subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, accompanied by an opinion on such financial statements of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of Lessee and its consolidated subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

                (iii) together with each delivery of financial statements pursuant to clauses (i) and (ii) above, an Officer's Certificate, together with a duly executed Compliance Certificate, stating that the signer has made such inquiries as the signer deems necessary and appropriate in the circumstances and that such review has not disclosed the existence during the accounting period covered by such financial statements, and that the signer does not have actual knowledge of the existence as of the date of such certificate, of any condition or event which constitutes a Lease Event of Default or a Construction Agency Event of Default or which, after notice or lapse of time or both, would constitute a Lease Event of Default or a Construction Agency Event of Default or, if any such condition or

                                                         PARTICIPATION AGREEMENT

        event existed or exists, specifying the nature and period of the existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto and including a computation of the financial tests set forth in Section 6.1(v) and (w);

                (iv) such additional financial information, reports or statements as any Participant or any Agent may from time to time reasonably request.

        Information required to be delivered pursuant to clause (i) of this
Section 6.1(u), if not previously delivered through paper copies, shall be deemed to have been delivered on the date on which Lessee provides notice to the Participants and the Agents that such information has been posted on Lessee's website on the Internet, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Participants without a charge; provided that (x) such notice may be included in any certificate delivered pursuant to clause (iii) hereof and (y) HGSI shall deliver paper copies of the information referred to in clause (i) of this Section 6.1(u) upon request of any Participant or Agent.

        (v) Minimum Unrestricted Cash and Marketable Securities. HGSI will not permit its Unrestricted Cash, Cash Equivalents and Marketable Securities to be less than the greater of (a) $100,000,000 as at the end of any Fiscal Quarter and (b) the Cash Burn Amount for the period of four consecutive Fiscal Quarters as at the end of any Fiscal Quarter.

        (w) "Senior Debt Ratio". HGSI will not permit the Senior Debt Ratio as of the end of any Fiscal Quarter to be less than 1.25:1.

        (x) No Sale of Ground Lessor. Lessee will not sell, transfer, or otherwise dispose of Ground Lessor, other than to a wholly-owned subsidiary of HGSI.

        (y)     Properly Margined Collateral Coverage.

                (i) If (A) as of any Cash Collateral Test Date the Unrestricted Cash, Cash Equivalents and Marketable Securities of HGSI and its Subsidiaries on a consolidated basis as of such date is less than the greater of (i) $200,000,000 and (ii) the Cash Burn Amount for the period of four consecutive Fiscal Quarters ended on or most recently prior to such Collateral Cash Collateral Test Date, (B) all or substantially all of the assets of HGSI or control of its outstanding shares of capital stock is acquired by a Non-Public Company, HGSI shall no later than five Business Days after such Cash Collateral Test Date, maintain its Liquid Collateral on the basis of the Properly Margined Collateral Coverage and deliver to each Collateral Agent additional Permitted Investments so that the Adjusted Market Value of the Liquid Collateral held in each Account of each Collateral Agent is not less than the applicable Required Liquid Collateral Amount with respect to such Account and the Concentration Limits are met.

                (ii) From and after any date on which the Unrestricted Cash, Cash Equivalents and Marketable Securities of HGSI shall be equal to or less than $300,000,000, HGSI shall deliver to Lessor and each Agent on the last Business Day of each calendar month an Officer's Certificate stating the amount of HGSI's Unrestricted Cash and Marketable Securities as of such date.

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

                                                         PARTICIPATION AGREEMENT

        (z) Business Activities. HGSI will not, and will not permit any Subsidiary to, engage in any business activity, except the businesses of discovery, development, manufacture or sale of biotechnology or pharmaceutical products or services and any businesses reasonably ancillary, incidental, comparable or related thereto.

        (aa) Amount of Advances. HGSI shall not allow the aggregate amount of Advances received by Construction Agent or Lessee, together with all interest, Yield, fees and Transaction Costs incurred or accruing with respect thereto (either prior to Substantial Completion of both Properties or, if a Lease Event of Default or a Construction Agency Event of Default has occurred and is continuing, incurred or accruing at any time, whether before or after the Outside Completion Date), to at any time exceed the Aggregate Commitments.

        (bb) Traville Facility Requirements. During the Construction Period with respect to the Traville Facility, Construction Agent shall comply with the conditions set forth in the opinion delivered in the Documentation Closing Date pursuant to Section 4.1(e)(iii).

        (cc) General Contractor. The General Contractor for the Construction of each Property shall be the Gilbane Building Company, Inc. or any contractor acceptable to the Construction Consultant and the Administrative Agent

        (dd) Upon Substantial Completion of the Traville Facility, HGSI shall deliver to the Lessor, the Investors, Conduit, the Agents and each Liquidity Provider a Certification by an independent architect in form and substance satisfactory to each addressee to the effect that the conditions set forth 6.1(bb) have been met.

        SECTION 6.2. Covenants of the Trust, Trustee and Trust Company

        (a) Cooperation with Lessee. Lessor shall, to the extent reasonably requested by Lessee (but without assuming additional liability on account thereof), at Lessee's expense (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expense), cooperate to allow Lessee to (i) perform its covenants contained in
Section 6.1, including at any time and from time to time, upon the reasonable request of Lessee, promptly and duly to execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as Lessee may reasonably request and as shall be presented to it in final execution form in order to perform such covenants and
(ii) further Lessee's interest as lessee, including the filing of any statement with respect to any tax abatements, Permitted Contests or other requirements.

        (b) Discharge of Liens. Lessor will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it, and will cause restitution to be made to the Collateral in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this Section 6.2(b). Notwithstanding the foregoing, Lessor shall not be required to so discharge any such Lessor Lien while the same is subject to a Permitted Contest.

        (c) Change of Principal Place of Business. Lessor shall give prompt notice to each Investor, Lessee and the Agents if Lessor's principal place of business or chief executive office,

                                                         PARTICIPATION AGREEMENT

or the office where the records concerning the Properties or the transactions contemplated by the Operative Documents are kept, ceases to be Salt Lake City, Utah, or if it changes its name, identity or structure.

        (d) Restrictions on and Effect of Transfer. Lessor shall not sell, assign, transfer or otherwise dispose of, or mortgage, pledge or otherwise encumber, all or any portion of its right, title or interest in, to or under any of the Operative Documents other than in accordance with the provisions of the Operative Documents.

        (e) No Plan Assets. Lessor shall not cause or permit any of its property or other assets to constitute "plan assets" within the meaning of United States Department of Labor Regulation Section 2510.3-101 of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or any "plan" (as defined in Section 4975(e)(1) of the Code).

        (f) Acquisition of Assets. Without the consent of the Liquidity Providers and Conduit, Lessor will not acquire, by long-term or operating lease or otherwise, any property or other assets except pursuant to the terms of the Operative Documents.

        (g) Investments. Without the consent of the Liquidity Providers and Conduit, Lessor will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than pursuant to the Operative Documents.

        (h) Securities. Lessor shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of any interest in the Lease, the Investor Certificates, the Investor Contributions, the Facility Notes or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

        (i) Other Activities. Neither the Trust nor Trustee (in each case, in its capacity as such) shall conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Documents and other activities incidental or related to the foregoing.

        (j) Ownership of Properties; Indebtedness. Neither the Trust nor Trustee (in each case, in its capacity as such) shall conduct, transact or otherwise engage in, or otherwise operate any properties or assets other than in connection with the activities described in clause (i) above, or incur, create, assume or suffer to exist any indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in clause (i) above (including, in the case of the Trust, obligations incurred by the Trust hereunder, and including, in the case of Trustee, obligations under the Investor Certificates and other obligations incurred by Trustee hereunder).

        (k) Disposition of Assets. Neither the Trust nor Trustee (in each case, in its capacity as such) shall convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly

                                                         PARTICIPATION AGREEMENT

contemplated by the Operative Documents or as otherwise directed in writing pursuant to the Operative Documents.

        (l) Compliance with Operative Documents. Each of the Trust, Trustee and Trust Company shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Trust or Trustee, as the case may be, or in its individual capacity or otherwise) under each Operative Document to which it is a party.

        (m) Trust Agreement. Without prejudice to any right under the Trust Agreement of Trustee to resign, each of Trustee and Trust Company (a) agrees not to terminate or revoke the trust created by the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Lenders, any Lessor Hedge Counterparty or Lessee hereunder or under the other Operative Documents and (c) agrees to comply with all of the terms of the Trust Agreement.

        SECTION 6.3. Covenants of the Investors. Except as otherwise set forth below, each of the Investors covenants with each of the other parties hereto as follows:

        (a) No Amendment. Without the consent of Conduit, each Agent and Lessee, such Investor shall not amend, supplement, terminate or revoke or otherwise modify any Operative Document to which it is a party or any provision of the Trust Agreement before the Lease Term Expiration Date or consent to any of the foregoing.

        (b) No Violation. Such Investor will not direct Lessor to take any action in violation of, or that would cause Lessor to violate, the Operative Documents.

        SECTION 6.4. No Proceedings. (a) Lessee, each Investor, Conduit, each Agent, and each Liquidity Provider each hereby covenants and agrees, prior to the date which is one year and one day after the payment in full of the latest maturing Commercial Paper Note, the Facility Loans, the Conduit Loans, the amounts due each Investor and all other obligations of Lessee under any Operative Document to which Lessee is a party, it will not institute against, or join or assist any other Person in instituting against, Lessor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States (each a "Proceeding"); and (b) Lessee, each Investor, each Agent and each Liquidity Provider each agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Commercial Paper Notes of Conduit, it will not institute against, or join or assist any other Person in instituting against, Conduit, any Proceeding; (any such Person instituting or joining any such action described in clause (a) or (b), the "Instituting Party", and any such Person against whom any such proceeding is instituted, the "Petitioned Party"). In the event that any party hereto takes action in violation of this Section 6.4, the Petitioned Party hereby agrees it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the applicable Instituting Party against such Petitioned Party or the commencement of such action and raise the defense that the Instituting Party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert.

                                                         PARTICIPATION AGREEMENT

The provisions of this Section 6.4 shall survive the termination of this Participation Agreement and the other Operative Documents.

        SECTION 6.5. Quiet Enjoyment. In the absence of an Event of Default, neither Lessor, Conduit, the Agents nor any other Participant shall take, or permit any Person claiming by, through or under it to take, any affirmative action to interfere with the rights of Lessee to full enjoyment of the Properties during the Lease Term in accordance with the Lease. The sole remedy of Lessee for breach of this Section 6.5 shall be to sue for damages for the breach hereof, and/or sue for a declaratory judgment, injunctive relief or other specific performance hereof, and such breach shall not affect the obligations of Lessee to pay all amounts (including Rent) due under the Lease, this Participation Agreement and the other Operative Documents, or the rights of Lessor, Conduit, the Agents and the other Participants to initiate legal action and otherwise enforce the obligations of Lessee under the Lease, this Participation Agreement and the other Operative Documents. The parties recognize that any sale, assignment, transfer or other disposition, or mortgage, pledge or other encumbrance (each a "disposition"), of any part of the Properties or any of Lessor's rights under the Operative Documents is subject to Lessee's rights, if any, under the Operative Documents, except any disposition required or permitted by the Operative Documents following the occurrence and during the continuation of any Lease Event of Default.

        SECTION 6.6. Discharge of Lessor Liens. Each of the Participants and each Agent hereby severally agrees that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties (or on any interest in or proceeds from any of the Operative Documents) attributable to it. Notwithstanding the foregoing, neither any Agent nor any Participant shall be required to so discharge any such Lessor Lien while the same is subject to a Permitted Contest.

        SECTION 6.7. Confidentiality. Lessor, each Participant and each Agent shall treat (x) all non-public information which has been identified in writing as such by Lessee and has been obtained pursuant to the transactions contemplated by this Participation Agreement or any other Operative Document and
(y) HGSI's and its Affiliates' participation in any of the transactions, and the terms thereof, contemplated hereby and thereby, as confidential and shall make no disclosure of any such information, except to any of their examiners, Affiliates, outside auditors, counsel, rating agencies and other professional advisors (which parties shall include the Agents) in connection with this Participation Agreement or the other Operative Documents, or to any court or other tribunal in connection with any dispute arising out of the Operative Documents, or as reasonably required by any potential transferee, participant or assignee permitted hereunder or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

        (a) unless specifically prohibited by Applicable Laws or court order, Lessor, each Participant and Agent shall notify Lessee of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Person by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                                                         PARTICIPATION AGREEMENT

        (b) prior to any such disclosure pursuant to this Section 6.7, the subject party shall require any such potential transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                (i)     to be bound by this Section 6.7; and

                (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 6.7; and

        (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, neither Lessor nor any Participant shall be obligated or required to return any materials furnished by Lessee or any of its subsidiaries or Affiliates.

        SECTION 6.8. Performance of Operative Documents. Each party hereto hereby agrees to observe and perform in all material respects all of the covenants, conditions and obligations required to be observed or performed by it in each Operative Document to which it is a party.

        SECTION 6.9. Easements. Construction Agent may, subject to the conditions, restrictions and limitations set forth herein and in the other Operative Documents, at any time prior to the earlier of (i) the Lease Term Commencement Date in respect of a Property, whereupon the Lease shall control with respect to such Property, and (ii) termination of the Construction Agency Agreement, grant easements, licenses, rights-of-way, party wall rights and other rights in the nature of easements, with or without consideration, necessary or appropriate in the reasonable opinion of Construction Agent for the construction or operation of the Properties, without the consent of Lessor, any Participant or any Agent, as long as the following conditions are satisfied unless waived pursuant to Section 12.5 and, as long as the following conditions are satisfied or so waived, Construction Agent may execute such instruments and take such actions in the name of Lessor, any Participant or any Agent, and Lessor shall execute a separate power of attorney evidencing such right from time to time upon the request of Construction Agent:

        (a)     no Event of Default shall have occurred and be continuing;

        (b) there shall be sufficient sums in the applicable Construction Budget to pay all costs and expenses in connection therewith including any reasonable out-of-pocket costs of Lessor and Administrative Agent in connection therewith, it being agreed that to the extent there shall be insufficient funds in the applicable Construction Budget to pay all costs and expenses in connection with such matter, then Construction Agent shall not proceed or continue nor incur any Improvement Costs, as the case may be, with respect to such matter until after the Lease Term Commencement Date;

        (c) Construction Agent shall have delivered to Administrative Agent a certificate of a Responsible Officer of Construction Agent stating that:

                (i) such action will not diminish the Fair Market Value, useful life or residual value of the Properties in any material respect and that there are sufficient sums in the applicable Construction Budget to pay all costs and expenses with respect to such action;

                                                         PARTICIPATION AGREEMENT

                (ii) such action will not cause the Land or the Improvement or any portion thereof to fail to comply in any material respect with the provisions of this Participation Agreement, any other Operative Document or Applicable Laws;

                (iii) the Construction Agency Agreement and Construction Agent's obligations thereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, defense or deduction; and

                (iv) such action will not impose or create any liability or obligation on Lessor except as otherwise expressly permitted herein or in any of the Operative Documents unless Lessee shall indemnify Lessor therefor or shall have already indemnified Lessor therefor pursuant to this Participation Agreement, the Construction Agency Agreement or any other Operative Document and confirmed (with respect specifically to such action) such indemnification obligation.

        At the request of Construction Agent, so long as no Construction Agency Event of Default shall have occurred and be continuing, Lessor, each Agent and each Participant, as applicable, shall, from time to time during the Construction Period and upon at least ten (10) Business Days' prior written notice from Construction Agent, consent to and join in any easements, licenses, rights-of-way, party wall rights and other rights in the nature of easements pursuant to this Section 6.9; provided, that each of the conditions set forth in clauses (a) through (c) of this Section 6.9 are satisfied or waived by the Collateral Agent pursuant to the first paragraph of this Section 6.9.

        At the request of Lessee, so long as no Bankruptcy Default or Lease Event of Default shall have occurred and be continuing, Lessor shall, from time to time during the Lease Term and upon at least ten (10) Business Days' prior written notice from Lessee, consent to and join in any easements, licenses, rights-of-way, party wall rights and other rights in the nature of easements pursuant to Section 8.4 of the Lease; provided, that each of the conditions set forth in Section 8.4 of the Lease are satisfied or waived by the Collateral Agent (at the written direction of the Directing Party).

        SECTION 6.10. Certain Notices. Construction Agent covenants with each of the other parties hereto that it shall deliver to the Administrator all notices required to be delivered by it to Administrative Agent or Lessor under the Construction Agency Agreement.

        SECTION 6.11. Refinancing. Lessee shall have the right, by notice to the Agents and the Participants at least 30 days prior to the date specified in such notice for the refinancing, to request a refinancing or refinancings of all, but not less than all, of the A Loans, whereupon BancBoston Leasing Investments Inc. shall proceed in good faith to arrange a refinancing of the A Loans on a basis acceptable to Lessee. Lessee shall not have the right to cause any such refinancing (i) if a Default or Event of Default shall have occurred and be continuing, or (ii) more than twice during the Lease Term. None of the Agents or the Participants shall be obligated to effect any such refinancing unless (A) such refinancing would not have an adverse effect on the interest of any Investor or the holder of any B Loan in the Overall Transaction, (B) the interest rates and program fees applicable to the B Loans and related commitments shall have been reset at levels satisfactory to the Lenders in their sole respective discretion, (C) all out-of-

                                                         PARTICIPATION AGREEMENT

pocket expenses (including reasonable legal fees and expenses and any taxes or duties) incurred by any Agent or Participant in connection with such refinancing (whether or not consummated) will be borne by Lessee, (D) the documentation of such refinancing (including opinions of counsel and other ancillary documents) shall be reasonably satisfactory to the Agents and the Participants, (E) all authorizations, approvals and consents which are necessary for such refinancing shall have been obtained, (F) all amounts due and owing in respect of the A Loans under the Operative Documents shall have been paid in full.

        SECTION 6.12. Lessor Hedging Agreements.

        (a) At any time after the Documentation Date, if HGSI has arranged for one or more interest rate swaps in an aggregate notional principal amount of up to the then outstanding Lease Balance in form and substance satisfactory to Administrative Agent and the Collateral Agents and substantially in the form of the ISDA Form (Multicurrency - Cross-Border) (the "Lessor Hedging Agreements") to be entered into by one or more Lessor Hedging Agreement Counterparty, then upon the written request from HGSI, Lessor shall enter into such Lessor Hedging Agreements with a Lessor Hedging Agreement Counterparty; provided that, (i) at the time the Lessor Hedging Agreements are entered into, each of the Lessor Hedging Agreement Counterparties shall be either Fleet National Bank or First Union National Bank, or either or their respective Affiliates, (ii) each of the Lessor Hedging Agreement Counterparties shall have executed acknowledgments to the Operative Documents and shall agree to be bound by the distribution provisions of Article X, (iii) all Lessor Hedging Agreements shall incorporate mutatis mutandis the provisions of Section 12.24.

        (b) During the Construction Period, Lessee shall include in each Advance Request an Advance to fund all net amounts then owed by Lessor to each Lessor Hedging Agreement Counterparty under the Lessor Hedging Agreements and on each Scheduled Payment Date, Administrative Agent shall pay to the Lessor Hedging Agreement Counterparties, solely to the extent of the Advance for such items, from the proceeds of the applicable Advance, all such net amounts then owed by Lessor to each Lessor Hedging Agreement Counterparty.

        (c) After the expiration of the Construction Period, Lessee shall pay to Administrative Agent as Supplemental Rent on each Scheduled Payment Date all amounts then owed by Lessor to the Lessor Hedging Agreement Counterparties under the Lessor Hedging Agreements, and such payment shall be distributed by Administrative Agent solely in accordance with Article X.

        (d) Lessor and each Lessor Hedging Agreement Counterparty agree that in the event Administrative Agent shall not, at any time, have received from Lessee all amounts then due and owed to such Lessor Hedging Agreement Counterparty under any Lessor Hedging Agreement (i) such Lessor Hedging Agreement Counterparty shall not have the right to sue Lessor for such unpaid amount, (ii) Lessor shall assign to such Lessor Hedging Agreement Counterparty its claim against Lessee with respect to such unpaid amount, and (iii) in the event that such Lessor Hedging Agreement Counterparty shall successfully receive any payment with respect to such claim, it shall turn over to Administrative Agent all such payments for distribution in accordance with Article X.

                                                         PARTICIPATION AGREEMENT

        (e) In addition, HGSI shall provide to each of the Lessor Hedging Agreement Counterparties a copy of any notice of its election to exercise any Purchase Option or the Renewal Option with respect to one or both of the Properties.

                                  ARTICLE VII

                           PAYMENT OF CERTAIN EXPENSES

        SECTION 7.1. Payment of Transaction Costs and Other Costs. Transaction Costs shall be paid from Advances in accordance with and subject to Section 4.2(b). In addition, in the event that the transactions contemplated hereby are consummated, Lessee shall pay or reimburse each of the other parties to this Participation Agreement other than Lessee and HGSI for all other reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of special counsel) incurred in connection with: (a) any casualty, Event of Loss or termination of this Participation Agreement or any other Operative Document, or any extension, amendment, modification or waiver of or under this Participation Agreement or any other Operative Document whether or not such extension, amendment, modification or waiver is consummated; (b) the negotiation and documentation of any restructuring or "workout", whether or not consummated, of any Operative Document; (c) the enforcement of the rights or remedies under the Operative Documents arising out of (i) any Lease Event of Default or Construction Agency Event of Default or (ii) any Conduit Loan Event of Default;
(d) further assurances reasonably requested pursuant to Section 12.11 or any similar provision in other Operative Documents; (e) any transfer by Lessor of any interest in the Properties (or any portion thereof permitted by the Operative Documents) in accordance with the Operative Documents; and (f) the ongoing fees and expenses for which Lessee is obligated under the Operative Documents. Subject to the provisions of Sections 7.3 and 11.2, all fees and expenses referenced in this Section 7.1 payable or incurred before or during the Construction Period shall be paid through Advances.

        SECTION 7.2. Brokers' Fees. Subject to Section 12.2, Lessee shall pay or cause to be paid (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) any brokers' fees (including the any fees of any Lessor Hedging Agreement Counterparty), including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

        SECTION 7.3. Limitations During Construction Period. If at any time there shall be Property Costs (including any costs resulting from a Force Majeure Event), or other amounts which are required to be paid prior to or during the Construction Period through Advances under this Article VII or Sections 6.12, 9.2, 9.7, 9.8 or 9.9 or under any Operative Document, and (i) such amounts are not included in the applicable Construction Budget (as the same may be adjusted pursuant to the Construction Agency Agreement) or (ii) there are not sufficient Available Commitments remaining to complete the construction of the Improvements pursuant to the Construction Documents (net of all Yield Payment Advances and Interest Payment Loans), and, in either case, there are no Other Available Amounts to pay for such amounts, then at such time a Construction Agency Event of Default shall be deemed to have occurred.

                                                         PARTICIPATION AGREEMENT

                                  ARTICLE VIII

                      TRANSFERS OF PARTICIPANTS' INTERESTS

        SECTION 8.1.1. Transfers by Investors.

        (a) The Investors may transfer or assign all or any part of its respective interest in or under this Participation Agreement, the other Operative Documents or the Certificates without the prior written consent of Lessee; provided, that, without the prior written consent of Lessee, no Investor shall transfer any such interest to any Person whose principal business is the discovery, development, manufacture or sale of biotechnology or pharmaceutical products or services. On or prior to such transfer, the assignee (if not already an Investor) shall deliver to Lessee, Lessor, Conduit and Administrative Agent any certificate in respect of withholding taxes required under Section 9.3. Administrative Agent shall notify Lessee of any such transfer or assignment promptly upon the issuance of new Investor Certificates evidencing such transfer or assignment, if applicable. As a condition to any such transfer, the transferor and transferee shall deliver to Lessee, Lessor and each Agent an Assignment and Acceptance, in substantially the form of Exhibit C hereto, executed by the assignee or transferee.

        (b) In the event that Lessee shall have exercised the Purchase Option in accordance with Section 5.1(a) or (d) of the Lease with respect to both Properties or shall have elected to purchase both Properties pursuant to
Section 5.1.2(ii) of the Construction Agency Agreement, Lessee may elect, upon delivery of written notice to each Investor, to purchase from the Investors on the Purchase Date all but not less than all of the outstanding Investor Certificates for a price equal to the aggregate Investor Amounts then outstanding plus all Yield and other additional amounts then owing to the Investors under the Operative Documents (it being understood that any such purchase price shall be paid directly to the Investors and shall be deducted from any amounts payable by Lessee under Section 5.1(a) of the Lease in connection with its exercise of the Purchase Option with respect to both Properties) In the event that Lessee shall elect to purchase the Investor Certificates pursuant to this Section 8.1.1(b), then (i) Lessee shall have the right to designate another Person as the purchaser of the Investor Certificates, provided, that Lessee may not convey the option to purchase the Investor Certificates itself and may not delegate its obligations in respect of the payment of the purchase price therefore, and (ii) each Investor shall convey its Investor Certificates without any representations or warranties, except specifically, a representation and warranty that (A) such Investor has authority to transfer such Investor Certificates and (B) such Investor Certificates are free and clear of all Liens attributable to such Investor.

        SECTION 8.1.2. Transfers by Conduit. Conduit (a) may transfer or assign any or all of its rights and obligations under this Participation Agreement, the Loan Agreement, the Liquidity Agreement or any other Operative Document (i) in accordance with the Loan Agreement and the Liquidity Agreement to the Liquidity Providers (or an agent on their behalf) and (ii) to any other multiseller commercial paper conduit administered by Administrative Agent or an Affiliate thereof that is rated no less than A-1 by S&P and P-1 by Moody's (provided, that in connection with any such transfer each related Liquidity Provider shall commit to provide liquidity fundings in connection with the new conduit in amounts equal to its Commitment hereunder), and (b) in all other cases, may not transfer or assign any or all of such rights and obligations without the

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                                                         PARTICIPATION AGREEMENT

prior written consent of Lessor and Lessee, which consent shall not be unreasonably withheld and which consent, in the case of Lessee shall not be required at any time during which there exists and is continuing a Bankruptcy Default, a Lease Event of Default or a Construction Agency Event of Default, and, in any event, subject to an assumption agreement in substantially the form attached to the Liquidity Agreement.

        SECTION 8.2. Transfers by Liquidity Providers. Each Liquidity Provider may transfer or assign all or any portion of, or sell any participation in, its Facility Loans on the terms and conditions applicable to such Liquidity Provider's transfer and assignment of, or sale of a participation in, its Commitments (as defined in the Liquidity Agreement) and Percentage Interests under the Liquidity Agreement, mutatis mutandis, and not otherwise. No Liquidity Provider may transfer or assign any portion of, or sell any participation in, any Facility Loan unless it shall also at the same time transfer or assign, or sell a participation, to the assignee of such Facility Loan a proportionate interest in such Liquidity Provider's Commitments (as defined in the Liquidity Agreement) and it's share of Borrowings under the Liquidity Agreement.

        SECTION 8.3. Replacement of Conduit, an Investor or a Liquidity Provider. If (i) any Investor or any Liquidity Provider defaults in any of its material obligations pursuant to the Operative Documents, (ii) any Conduit Loan Event of Default shall occur which does not result from a Lease Event of Default, (iii) any Participant charges Increased Costs under Section 9.7 or the provisions of Section 9.8 shall be applicable or (iv) payments to a Participant shall become subject to withholding taxes, then Lessee shall be permitted to replace the defaulting party in the case of clause (i) or (ii) above, the Liquidity Provider charging Increased Costs or the Participant as to which
Section 9.8 shall be applicable in the case of clause (iii) above, or the Participant to which payments have become subject to withholding taxes in the case of clause (iv) above; provided, however, that Administrative Agent shall have the right to direct Lessee to use commercially reasonable efforts to replace such Participant in any case where clause (iii) or (iv) above may be applicable; provided further, however, that any replacement of any party pursuant to this Section 8.3 shall satisfy the following conditions: (A) such replacement shall not conflict with any Applicable Laws, (B) the replaced party shall have received all amounts owing to it under the Operative Documents, (C) Lessee shall be obligated to pay any reasonable fees and expenses arising in connection therewith (provided, Lessee may exercise and/or shall preserve its rights and remedies as against a defaulting Investor or Liquidity Provider and provided further, during the Construction Period, such fees and expenses shall be funded through Advances), (D) any replacement party shall agree in writing to assume and be subject to all of the terms and conditions of the Operative Documents that were applicable to its predecessor-in-interest and this Participation Agreement, and (E) in the event that Conduit is replaced, unless a Liquidity Provider affirmatively consents to continue to act in the capacity as a Liquidity Provider, Lessee must replace each such non-consenting Liquidity Provider. Each Investor and each Liquidity Provider agree to cooperate with Lessee in its efforts to arrange replacements as contemplated by this Section
8.3. In addition, Lessee shall have the right to effect a replacement of a Liquidity Provider in accordance with Sections 3.6 and 3.7 of the Liquidity Agreement and shall be a third party beneficiary of such provisions and the other provisions thereof.

        SECTION 8.4. Transfers by HGSI. HGSI shall not assign or transfer any of its rights or obligations under the Operative Documents to which it is a party, the Properties, any

                                                         PARTICIPATION AGREEMENT

Improvement or the Overall Transaction, other than in respect of an assignment or transfer described in Section 12.25 and any purported transfer without the written consent of all Participants shall be void.

        SECTION 8.5. Renewal of Lease Term Expiration Date and Maturity Dates.

        (a) Notwithstanding the issuance by either Lessee or Lessor of a cancellation notice pursuant to Article VI of the Lease, Lessee may request in writing (a "Renewal Option Request") to the Participants that the Participants agree that

                (i)     the Lease Term Expiration Date may be renewed for two
        (2) seven (7) year consecutive renewal terms (each such period, a "Renewal Term"), in the first instance to follow the term that would otherwise expire on the Lease Term Expiration Date, and thereafter, if the first Renewal Option is effected, to follow the immediately preceding Renewal Term, and

                (ii) the Maturity Dates shall be correspondingly extended to the end of each Renewal Term upon each such exercise by Lessee of its option for a Renewal Term.

Each Renewal Option Request must be delivered in writing to each Participant not later than 235 days prior to the then effective Lease Term Expiration Date. Each Participant will notify Administrative Agent in writing of whether or not it has consented to any Renewal Option Request not later than 45 days after receipt of the related Renewal Option Request (the "Renewal Option Response Date"). Any Participant who does not so notify Administrative Agent and Lessee by the Renewal Option Response Date will be deemed to have not consented to such Renewal Option Request. Any Liquidity Provider, Investor or Conduit that has notified Administrative Agent and Lessee that it has not consented to an Renewal Option Request or that is deemed not to have consented, as provided in the preceding sentence, shall be deemed a "Non-Consenting Participant". Each Participant's determination with respect to an Renewal Option Request shall be a new credit determination and within such Participant's sole and absolute discretion.

        The renewal (each, a "Renewal Option") contemplated by the Renewal Option Request shall become effective as of the first date (the "Renewal Option Effective Date" with respect to such Renewal Option) on or after the Renewal Option Response Date on which all of the Liquidity Providers, Investors and Conduit (other than Non-Consenting Participants who have been replaced by Replacement Participants in accordance with Section 8.5(b)) and Replacement Participants shall have consented to such Renewal Request;

                provided that on both the date of the Renewal Option Request and the Renewal Option Effective Date, (x) each of the representations and warranties made by Lessee in Article V hereof shall be true and correct in all material respects as if made on and as of each such date (except as expressly provided otherwise in the Renewal Request), (y) no Event of Default shall have occurred and be continuing, and (z) on each of such dates Administrative Agent shall have received a certificate of Lessee as to the matters set forth in clauses (x) and (y) above insofar as such matters pertain to such party; and

                                                         PARTICIPATION AGREEMENT

                provided further that in no event shall the Renewal Option Effective Date occur unless each of the Liquidity Providers, Investors and Conduit (other than Non-Consenting Participants who have been replaced) and Replacement Participants in accordance with Section 8.5(b) shall have consented to the Renewal Option Request on or before the Lease Term Expiration Date as in effect before giving effect to the renewal requested in such Renewal Option Request.

        (b) At any time after the Renewal Option Response Date, Lessee shall be permitted to replace any Non-Consenting Participant with a replacement bank or other financial institution (a "Replacement Participant"); provided that, in addition to the requirements set forth in Section 8.4, (i) such Non-Consenting Participant shall sell (without recourse, other than a representation to the effect that such Non-Consenting Participant is the owner of its respective Facility Loan, Percentage Interest, Conduit Loan and Investor Certificate free and clear of all liens, encumbrances and other interests attributable to it) to the Replacement Participant all Facility Loans, Percentage Interests, Conduit Loans and/or Investor Certificates of such Non-Consenting Participant for an amount equal to, as applicable, (A) the aggregate outstanding principal amount of such Facility Loans, Percentage Interests or Conduit Loans plus accrued interest to (but not including) the date of sale, or (B) the aggregate outstanding Investor Amount related to such Investor Certificates plus accrued Yield to (but not including) the date of sale, (ii) Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) to such Non-Consenting Participant any amounts arising under Section 9.9 if any Facility Loan or Conduit Loans owing to, and/or Percentage Interests or Investor Certificates held by, such Non-Consenting Participant shall be purchased other than on the last day of the Interest Period or Interest Periods relating thereto, (iii) such replacement shall be made in accordance with the provisions of Section 8.3 (provided that the relevant Replacement Participant or Lessee shall be obligated to pay the reasonable transaction costs arising in connection therewith (provided further that during the Construction Period, unless the Replacement Participant elects to pay such costs, Lessee shall request an Advance, the proceeds of which shall be used to pay such transaction costs)), (iv) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of the Operative Documents (including the extension of the Maturity Date) that were applicable to its predecessor-in-interest, and (v) such replacement must be consummated no later than the original Lease Term Expiration Date (in the case of the first Renewal Option) or the anniversary of the original Lease Term Expiration Date next following the most recent Renewal Option Response Date (in the case of subsequent Renewal Options). A Non-Consenting Participant's rights under the indemnification provisions of the Operative Documents shall survive any sale of its Facility Loans, Percentage Interests, Conduit Loans and/or Investor Certificates to a Replacement Participant.

                                   ARTICLE IX

                                 INDEMNIFICATION

        SECTION 9.1. General Indemnification.

        SECTION 9.1.1. General Indemnification. Whether or not any of the transactions contemplated hereby shall be consummated, Lessee shall pay and assume liability for, and does

                                                         PARTICIPATION AGREEMENT

hereby agree to indemnify, protect, defend, save and keep harmless, on an After-Tax Basis, each Indemnitee from and against any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee), whether or not such Claim is covered by any other indemnification under this Article IX or such Indemnitee shall also be indemnified as to any such Claim by any other Person, whenever such Claim arises or accrues, including whether or not such Claim arises or accrues at any time prior to or after the Maturity Date, in any way arising out of or relating to:

        (a) any of the Operative Documents or any of the transactions contemplated thereby, any investigation, litigation or proceeding in connection therewith, or any amendment, modification or waiver in respect thereof;

        (b) the Properties, the Land, the Improvements or any part thereof or interest therein;

        (c) the purchase, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including, without limitation, any sale or other transfer pursuant to the Lease), return or other disposition of all or any part of any interest in any Property, the Land or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (i) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (ii) any Claim resulting from or related to latent or other defects, whether or not discoverable, (iii) any Claim resulting from or related to the acquisition of any Site or Construction thereon, (iv) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any Property, (v) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to this Participation Agreement, the Lease or the Construction Agency Agreement which are in effect at any time with respect to any Property or any part thereof, (vi) any Claim for patent, trademark or copyright infringement, (vii) Claims arising from any public improvements with respect to any Site resulting in any change or special assessments being levied against such Site or any plans to widen, modify or realign any street or highway adjacent to such Site, or any Claim for utility "tap-in" fees, or (viii) claims arising from any agreement, arrangement or instrument executed to fulfill, or enhance, develop or facilitate the construction, development or operation of the Properties;

        (d) the offer, issuance, sale, transfer or delivery of the Investor Certificates by Lessor;

        (e) the breach by Lessee, including in its role as a Construction Agent, of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate delivered by it in connection therewith;

        (f) any contract or agreement entered into by Construction Agent, any of its respective designees or Affiliates or, if so requested, Lessor, pursuant to the terms of the Construction Agency Agreement;

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

                                                         PARTICIPATION AGREEMENT

        (g) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code with respect to a Plan;

        (h) the retaining or employment of any broker, finder or financial advisor by any Lessee Person to act on its behalf in connection with this Participation Agreement;

        (i) any other agreement entered into or assumed by any Construction Agency Person in connection with any Property; or any Site or (at the direction or with the consent of Lessee or Construction Agent) by Lessor; or

        (j) the ownership of the Land underlying, or the development, construction or the construction financing of, any Property;

(including, in connection with each of the matters described in this Section 9.1 to which this indemnity shall apply, matters based on or arising from the negligence of any Indemnitee).

        SECTION 9.1.2. Exceptions to Indemnifications. Notwithstanding the provisions of Section 9.1.1 or 9.1.3, Lessee shall not be obligated to indemnify an Indemnitee (nor any of its Affiliates) under Section 9.1.1 or 9.1.3, and Lessor shall not be required to indemnify a Construction Period Indemnitee under
Section 9.1.3, for any Claim to the extent resulting from or arising out of: (i) the fraud, gross negligence (it being understood that Lessee shall be required to indemnify an Indemnitee (subject to the other provisions of this Section
9.1.2 and Section 9.1.3) even if the ordinary (but not gross) negligence of such Indemnitee, or any Affiliate thereof, caused or contributed to such Claim) or willful misconduct of such Indemnitee or any of its Affiliates (other than the fraud, gross negligence or willful misconduct imputed as a matter of law to such Indemnitee solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby); (ii) the breach by such Indemnitee or any of its Affiliates of its respective representations and warranties in this Participation Agreement or any other Operative Document, or the breach by such Indemnitee or any of its Affiliates of its covenants as set forth in this Participation Agreement or in any other Operative Document; (iii) any Claim resulting from the imposition of any Lessor Lien attributable to such Indemnitee or its Affiliates; (iv) any Claim for environmental liability, which liability is addressed in Section 9.5; (v) any Claim to the extent attributable to acts or events which occur after the expiration of the Lease Term or earlier termination of the Lease and the return by Lessee of the Properties in accordance with the terms thereof (except (A) to the extent fairly attributable to acts, events, liabilities or damages occurring or accruing prior thereto; (B) Claims arising following the termination or expiration of the Lease Term so long as Collateral Agent or any Participant continues to exercise remedies against Lessee in respect of the Operative Documents and (C) Claims arising after the expiration of the Lease Term so long as Lessor is remarketing the Properties (or any interest therein) in accordance with Section 7.1 of the Lease); (vi) any Claim for the recovery of Improvement Costs whether or not such Claim arises solely as a result of a Construction Agency Event of Default (which for the avoidance of doubt shall include Construction Breakage Costs and other amounts payable by Construction Agent as Default Completion Costs) or costs incurred in remediating a Construction Agency Event of Default prior to the Lease Commencement Date, other than if such Claim results from the gross negligence or willful or intentional act or omission of any Construction Agency Person as to

                                                         PARTICIPATION AGREEMENT

which Lessee shall fully indemnify each Indemnitee under Section 9.1.1 (without the right to obtain an Advance therefor); (vii) any Claim in respect of Taxes (such claims to be subject to Section 9.2), other than a payment to make payments under Section 9.1 or 9.1.2 on an after-tax basis as provided in Section 9.4; (viii) with respect to any Indemnitee, any expense expressly provided under any of the Operative Documents to be paid or borne by such Indemnitee or its Affiliate; (ix) any Claim to the extent resulting from a voluntary transfer by any Indemnitee or its Affiliate of all or part of its interest in the Lease, the other Operative Documents or the Properties, other than while a Lease Event of Default or a Construction Agency Event of Default has occurred and is continuing or such transfer is required (pursuant to an act or omission of Lessee or otherwise) under the Lease or to any Person consented to by Lessee; or (x) any Claim to the extent resulting from a violation of Applicable Law by such Indemnitee or its Affiliates (other than (A) a violation of Applicable Law imputed as a matter of law to such Indemnitee or such Affiliate solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby and (B) a violation of Applicable Law resulting from the failure of Lessee to perform its obligations under the Operative Documents). It is expressly understood and agreed that the indemnity provided for in Section
9.1.1 or 9.1.3 shall survive the resignation or removal of any Indemnitee, the expiration or termination of, and shall be separate and independent from any remedy under, the Lease, the Construction Agency Agreement or any other Operative Document.

        SECTION 9.1.3. Construction Period Indemnification. Notwithstanding the foregoing provisions of Section 9.1.1, to the extent any Claim under Section
9.1.1 relates to any act or omission occurring or arising prior to the Lease Commencement Date, (i) Lessee shall be obligated to indemnify only Lessor and no other Person pursuant to Section 9.1.1 for such Claim, including any Claim for which Lessor has an obligation to indemnify any Person pursuant to clause (iii) below, (ii) Lessee's obligations under Section 9.1.1 during such period shall exclude Claims resulting solely from a Nonrelated Construction Event, and (iii) Lessor shall indemnify and keep harmless each Construction Period Indemnitee for such Claims. Lessor's obligation to indemnify and hold harmless any Construction Period Indemnitee under this Section 9.1.3:

        (a) is not an individual or personal obligation of Lessor, but solely its obligation it its capacity as Lessor, and nothing herein shall be construed as creating any liability on Lessor, individually or personally, to pay, indemnify or hold harmless any Indemnitee under this Article IX;

        (b) is not an obligation binding on Lessor except to the extent of any payment received by Lessor pursuant to Section 9.1.1; and

        (c) shall be paid and discharged solely and exclusively from amounts received by Lessor pursuant to Section 9.1.1, and it is expressly agreed by each Construction Period Indemnitee that the sole recourse of each such Person for payment or discharge of the indemnification obligations created under Section 9.1.3(iii) shall be to such amounts paid by Lessor pursuant to this Section 9.1.3, provided that upon request by a Construction Period Indemnitee, Lessor shall demand indemnification from Lessee pursuant to Section 9.1.1; and

        (d) is the sole and exclusive right of each Construction Period Indemnitee against Lessor, and any right to proceed against Lessor individually or otherwise under common law,

                                                         PARTICIPATION AGREEMENT

federal or state securities laws or otherwise for indemnification or contribution in connection with the matters covered by this Section 9.1.3 is hereby expressly waived by each Indemnitee (other than claims that may be made against Lessor, individually or personally, for fraud, gross negligence or willful misconduct).

        To the extent that any payments made pursuant to Section 9.1.1 or this
Section 9.1.3 are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lessor to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indemnitee who received any such payments from Lessor (or any portion thereof) shall repay any such amounts to Lessor, or as may otherwise be directed by a court of competent jurisdiction.

        The indemnification obligations of Lessor under this Section 9.1.3 shall survive and be reinstated to the same extent, for the same period and in the same manner as the indemnification obligations of Lessee.

        The right of any Construction Period Indemnitee to seek indemnification from Lessor under this Section 9.1.3 is subject to and conditioned upon compliance by any such Construction Period Indemnitee with the notice, cooperation, appointment of counsel, contest rights and other provisions in
Section 9.6.

        SECTION 9.2. General Tax Indemnity.

        (a) Tax Indemnity. Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay), defend and, on written demand, indemnify and hold harmless on an after-tax basis (in accordance with Section 9.4) each Indemnitee from and against any and all Taxes imposed by the United States federal taxing authority or by the State of Maryland or any political subdivision thereof or taxing authority therein, howsoever imposed, on or with respect to any Indemnitee, the Properties or any portion thereof, any Operative Document or Lessee or any sublessee or user of the Properties in connection with (i) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including, without limitation, any sale pursuant to Article V, VII or XIV of the Lease), return or other disposition of all or any part of any interest in the Properties or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Base Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Properties or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to any Operative Documents, (iv) the Properties or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto (except to the extent not initiated or requested by or consented to by Lessee in writing), (vi) the issuance of the Notes and Investor Certificates, (vii) any contract relating to the construction, acquisition or delivery of the Properties or the Improvements or any interest therein and (viii) otherwise in connection with the transactions contemplated by the Operative Documents; provided, however, that the indemnification obligation of this

                                                         PARTICIPATION AGREEMENT

Section 9.2(a) shall not apply to (A) Taxes which are based upon or measured by the Indemnitee's net receipts or net income, or which are in substitution for, or relieve such Indemnitee from, any actual Tax based upon or measured by such Indemnitee's net receipts or net income (including Taxes that are or are in the nature of minimum Taxes, capital gains, Tax preference items or alternative minimum taxes; and including taxes based on gross income or gross receipts where such Taxes would, in such taxable year, be based on net income or net receipts based solely on the transactions contemplated by the Operative Documents); (B) Taxes characterized under state or local law as franchise, net worth, or shareholder's capital (excluding, however, any value-added, or similar Taxes);
(C) if no Construction Agency Event of Default, Lease Default or Lease Event of Default exists, Taxes based upon the voluntary transfer, assignment or disposition by an Indemnitee or any Affiliate thereof or any interest in such Indemnitee, or any interest in any of the Properties or any part thereof or any interest therein (other than transfers pursuant to the Security Documents, transfers pursuant to the exercise of a Purchase Option, or the Remarketing Option or otherwise pursuant to the Lease or at the request of Lessee); (D) Taxes imposed or payable by an Indemnitee to the extent imposed with respect to any period after the later of (x) the termination of the Lease and (y) the return of the Properties; (E) any tax to the extent that such Tax would have been imposed without regard to the transactions contemplated by the Operative Documents; (F) Taxes or liability resulting from any prohibited transaction described in Section 406 or 407 of ERISA or Section 4975(c) of the Code or any successor provisions thereto that may arise in connection with any transaction contemplated by the Operative Documents; (G) Taxes imposed against or payable by an Indemnitee pursuant to Section 3406 of the Code; (H) any interest, penalties or additions to Tax imposed against or payable by an Indemnitee that are the result of the failure of such Indemnitee to file any return properly and timely, unless such failure is caused by the failure of Lessee to forward to such Indemnitee any information such Indemnitee has reasonably requested from Lessee (other than information reasonably obtainable by, or in the possession of, such Indemnitee) or to provide such Indemnitee on a timely basis with any notifications or notices received by Lessee with respect to such return from any applicable taxing authority; (I) except in the case of a holder of a Note, taxes that result directly from such Indemnitee or any of its Affiliates not being "a United States person" as such term is defined in Section 7701(a)(30) of the Code and the applicable regulations thereunder; and (J) except as set forth in
Section 9.3, withholding taxes. Notwithstanding the foregoing, (x) Lessee shall not be required to indemnify under this Section 9.2 for (1) as to any Indemnitee, any Claim to the extent resulting from the gross negligence, willful misconduct, bad faith or criminal conduct of such Indemnitee, any representation or warranty by such Indemnitee in any of the Operative Documents being incorrect in any material respect, or the breach by such Indemnitee of any of the provisions of the Operative Documents; and (2) as to any Indemnitee, any Claim such Indemnitee may have resulting from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents and (y) Lessee shall be required to indemnify for Taxes imposed by a jurisdiction outside of the United States as a result of (i) the payment by Lessee of any amount pursuant to this Participation Agreement or the other Operative Documents from, or (ii) the booking by Lessee of some or all of the transaction contemplated by the Operative Documents in, such jurisdiction.

        Notwithstanding the foregoing, the exclusions from Lessee's indemnification obligation of this Section 9.2(a) set forth in sub-clauses (A),
(B) and (C) (to the extent that any such Tax is imposed by its express terms in lieu of or in substitution for a Tax set forth in subclauses (A),

                                                         PARTICIPATION AGREEMENT

(B) and (C) above shall not apply (but the other exclusions shall apply) to any Taxes or any increase in Taxes imposed on an Indemnitee net of any decrease in Taxes realized by such Indemnitee, to the extent that the imposition of such Taxes or such Tax increase (or , if applicable, such decrease in Taxes) would not have occurred if on each Advance Date Lessor had advanced funds to Lessee in the form of a loan secured by the Properties in an amount equal to the Advance funded on such Advance Date, with debt service for such loans equal to the Base Rent payable on each Scheduled Payment Date and a principal balance at the maturity of such loan in an amount equal to the Lease Balance at the end of the Lease Term.

        (b) Contests. Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) on or before the time or times set forth in Section 9.2(c) all Taxes indemnifiable by Lessee under Section 9.2(a); provided, however, that Lessee shall be under no obligation to pay any such Tax so long as the payment of such Tax is not delinquent or is being contested by a Permitted Contest. If any claim or claims is or are made against any Indemnitee for any Tax which is subject to indemnification as provided in Section 9.2(a), such Indemnitee shall, as soon as practicable, but in no event more than thirty (30) days after receipt of formal written notice of the Tax or proposed Tax, notify Lessee; provided, however, that the failure to give such notice shall not limit Lessee's obligations under Section 9.2(a) except to the extent that such failure effectively precludes the ability to conduct a contest of any indemnifiable Taxes. The Indemnitee shall not take any action with respect to such claim, proceeding or Imposition without the written consent of Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 30 days after the receipt of such notice by Lessee; provided, however, that in the case of any such claim or proceeding, if such Indemnitee shall be required by law or regulation to take action prior to the end of such 30-day period, such Indemnitee shall in such notice to Lessee, so inform Lessee, and such Indemnitee shall not take any action with respect to such claim, proceeding or Tax without the consent of Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 10 days after the receipt of such notice by Lessee, unless the Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period.

        Lessee shall be entitled for a period of 30 days from receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified Lessee is required by law or regulation for the Indemnitee to commence such contest), to request in writing that such Indemnitee permit Lessee to contest the imposition of such tax, at Lessee's sole cost and expense. If (x) such contest can be pursued in the name of Lessee and independently from any other proceeding involving a liability of such Indemnitee for which Lessee has not agreed to indemnify such Indemnitee, (y) such contest must be pursued in the name of the Indemnitee, but can be pursued independently from any other proceeding involving a Tax liability of such Indemnitee for which Lessee has not agreed to indemnify such Indemnitee or (z) the Indemnitee so requests, then Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in any of clause (x), (y) or (z), if such Indemnitee reasonably determines that such contest by Lessee could have an adverse impact on the business or operations of the Indemnitee and Indemnitee provides notice to Lessee of such determination, the Indemnitee may elect to control or reassert control of the contest. In all other claims requested to be contested by Lessee, the Indemnitee shall control the contest of such claim, acting through counsel reasonably acceptable to Lessee. In no event shall Lessee be permitted to contest (or the Indemnitee required to contest) any claim, (A) if such Indemnitee provides Lessee with a legal

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                                                         PARTICIPATION AGREEMENT

opinion of independent counsel that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a meaningful risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Property or any part of any thereof, unless Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Indemnitee in respect to such risk, (B) if an Event of Default or a Lease Event of Default has occurred and is continuing, unless Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Indemnitee in respect of the Taxes subject to such claim and any and all expenses for which Lessee is responsible hereunder reasonably foreseeable in connection with the contest of such claim, (C) unless Lessee shall have agreed to pay and shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) to such Indemnitee on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnitee may incur in connection with contesting such imposition, including all reasonable legal, accounting and investigatory fees and disbursements as well as the impositions which are the subject of such claim to the extent the contest is unsuccessful, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless Lessee shall provide to the Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax costs (including Taxes) but taking into account any net tax savings associated with such advance to such Indemnitee). In addition, for Indemnitee controlled contests and claims contested in the name of the Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee for which Lessee may be liable to pay an indemnity under this Section 9.2) exceeds $100,000 and (B) unless, if requested by the Indemnitee, Lessee shall have provided to the Indemnitee an opinion of independent tax counsel selected by the Indemnitee and reasonably acceptable to Lessee) that a reasonable basis exists to contest such claim. In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

        The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes (or claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgment, provided, however, that if the Indemnitee is the controlling party and Lessee recommends the acceptance of a settlement offer made by the relevant Authority and such Indemnitee rejects such settlement offer, then the amount for which Lessee will be required to indemnify such Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the non-controlling party reasonably informed as to the progress of the contest, and shall provide the non-controlling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

        Each Indemnitee shall supply Lessee with such information and documents within such Indemnitee's possession reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 9.2(b), and Lessee shall promptly reimburse such Indemnitee for the reasonable out-of-pocket expenses of supplying such information and documents.

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                                                         PARTICIPATION AGREEMENT


        Notwithstanding anything contained herein to the contrary, an Indemnitee will not be required to contest (and Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if (i) such Indemnitee shall waive its right to indemnification under this Section 9.2 with respect to such claim and shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section 9.2 or (ii) such Tax is the sole result of a claim of a continuing and consistent nature, which claim has previously been resolved against the relevant Indemnitee (unless a change in law or facts has occurred since such prior adverse resolution and Lessee provides, at Lessee's expense, an opinion of independent tax counsel reasonably acceptable to such Indemnitee to the effect that it is more likely than not that such change in law or facts will result in a favorable resolution of the claim at issue).

        (c)     Payments. Subject to Section 9.2(b), any Tax indemnifiable under
Section 9.2(a) shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to Section 9.2(a) shall be paid within thirty (30) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable. Any payments made pursuant to Section 9.2(a) directly to the Indemnitee entitled thereto or Lessee, as the case may be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in Schedule II. Subject to Section 9.2(b), upon the request of any Indemnitee with respect to a Tax that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a certified copy of a receipt for its payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnitee. If the Indemnitee has actual knowledge of Lessee's failure to pay any Tax required to be paid by Lessee hereunder, such Indemnitee shall notify Lessee of such failure within 30 days of such Indemnitee's obtaining such actual knowledge.

        Upon receipt by an Indemnitee of a refund or credit of all or part of any Taxes paid or indemnified against by Lessee, which refund or credit was not previously taken into account in determining the amount of Lessee's payment to such Indemnitee, such Indemnitee shall pay to Lessee, on a grossed-up basis as set forth in Section 9.4(b), an amount equal to the amount of such refund, plus any interest received by or credited to such Indemnitee with respect to such refund; provided, however, that as long as an Event of Default is continuing any such amounts may be applied against any amounts due and owing by Lessee under the Lease or the other Operative Documents; provided, further, however, that no Indemnitee shall be required to pay to Lessee any refund or credit to the extent such refund or credit is greater than the amount of Taxes in respect of which payment or indemnification was made by Lessee, reduced by all prior payments by such Indemnitee under this Section 9.2(c) in respect of such amount. If such repaid refund or credit is thereafter lost, the additional Tax payable shall be treated as a Tax indemnifiable hereunder without regard to the exclusions from indemnified Taxes set forth in Section 9.2(a).

        (d) Reports. If any report, return or statement is required to be filed with respect to any Taxes that are subject to indemnification under
Section 9.2(a) Lessee shall, if Lessee is permitted by Applicable Laws, timely prepare and file such report, return or statement; provided,



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                                                         PARTICIPATION AGREEMENT


however, that if Lessee is not permitted by Applicable Laws to file any such report Lessee will promptly so notify the appropriate Indemnitee, in which case the Indemnitee will file any such report after preparation thereof by Lessee, provided, that in each case such Indemnitee shall have furnished Lessee with such information not within the control of (or otherwise reasonably available to) Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee and necessary to file such filing. Lessee will deliver any such return, together with immediately available funds for payment of any Tax due, to such Indemnitee at least twenty (20) days in advance of the date such return or payment is due. Lessee agrees that, with respect to Taxes pertaining to the Properties, Lessee shall be solely responsible for the accuracy, except to the extent of any information provided by the Indemnitee, and completeness of all required forms for execution by the appropriate Person, and Indemnitee's sole responsibility shall be to execute all such forms, to the extent required by Applicable Laws, at the reasonable direction of Lessee. If the Indemnitee has actual knowledge of Lessee's failure to file any report required to be filed by Lessee hereunder, such Indemnitee shall notify Lessee of such failure within 30 days of obtaining such actual knowledge.

        (e) Tax Ownership. Each of Lessor, Liquidity Providers and Investors (and the respective successors, assigns and transferees of each of the foregoing) covenants, represents and warrants that it will not claim ownership for United States Tax purposes of (or any tax benefits, including depreciation, with respect to ownership of) the Properties prior to the termination of the Lease, it being understood that Lessee is and will remain the owner of the Properties for such income tax or other tax purposes during the term of the Lease. Nothing in this Section 9.2 shall require any Participant to disclose any tax returns to Lessee.

        SECTION 9.3. Withholding Tax.

        (a) On the Initial Advance Date, or in the case of a Person that actually becomes a Participant after the Initial Advance Date at least ten (10) Business Days prior to the first date on which any payment is due hereunder to such Participant, each Participant that is a Non-U.S. Person shall deliver to each of Lessee, Lessor and Conduit (if such Participant is a Liquidity Provider) the Prescribed Forms. If any Participant that is a Non-U.S. Person is unable to so deliver the Prescribed Forms, Lessee, Lessor or any other appropriate party shall be entitled to withhold from any payments to such Participant under this Participation Agreement, and Conduit shall be entitled to withhold from any payments to such Participant under the Liquidity Agreement, such amounts of Tax as may be required by law to be so withheld, after taking into account any reduction in the rate of applicable withholding Tax to which such Participant may establish its eligibility by duly filing an IRS Form W-8BEN or W-8ECI (or successor form) with Lessee and Lessor, and Lessee and Lessor shall have no obligation to pay such Participant for any Taxes so withheld, except as provided in Section 9.3(b).

If any change occurs after a Non-U.S. Person becomes a Participant which renders the Prescribed Forms previously delivered by such Participant inapplicable or, in the case of any Prescribed Form that is not, by its terms, effective for the Lease Term, which would prevent such Person from duly completing and delivering any renewal, extension or continuation of a Prescribed Form previously filed by such Person, such Participant shall promptly (after obtaining actual knowledge of such change) advise Lessee, Lessor and Conduit (if such Participant is a Liquidity Provider) that it is no longer capable of receiving payments without the withholding of United



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                                                         PARTICIPATION AGREEMENT



States Tax and that Lessee, Lessor and Conduit (if such Participant is a Liquidity Provider) are obligated to withhold United States Tax from payments by them to such Participant. If any such change involves a change in a treaty, law or regulation (or a published change in the interpretation or application thereof), Lessee shall be obligated to pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) such Participant, on an After-Tax Basis, for any United States Tax which must be withheld from payments made to such Participant under this Participation Agreement after such Participant notifies Lessee and Lessor of such change, but only if and to the extent that the obligation to withhold such United States Tax arises solely by reason of a change in treaty, law, or regulation which takes effect after the date on which such Participant became a Participant.

        (b) If and to the extent Lessor (or its agent) has in good faith attempted to comply with its obligation to withhold Taxes and a claim is made against it or another Indemnitee, as between Lessee and Lessor (or its agent), Lessee shall be responsible for, and Lessee shall indemnify and hold harmless Lessor (or its agent) (without any duplication of indemnification otherwise required under this Participation Agreement) on an After-Tax Basis against, such claim to the extent Lessor (or its agent) has paid funds to any Authority with respect to such withholding taxes or has received a demand therefor (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such funds).

        (c) Should a Participant ever receive any refund, credit or deduction from any taxing authority to which such Participant would not be entitled but for the payment by Lessee of any United States federal, state or local Tax, pursuant to Section 9.3(b), such Participant thereupon shall repay to Lessee an amount with respect to such refund, credit or deduction equal to any net reduction in Taxes actually obtained by such Participant which is attributable to such refund, credit or deduction (but not in excess of the amount of the related payment paid by Lessee to, or for, the Participant pursuant to Section 9.3(b)).

        (d) Notwithstanding anything herein to the contrary, Lessee shall indemnify any Indemnitee against any Taxes imposed by way of withholding by a jurisdiction outside of the United States solely as a result of (i) the payment by Lessee of any amount pursuant to this Participation Agreement or the other Operative Documents from, or (ii) the booking by Lessee of some or all of the transactions contemplated by the Operative Documents in, such jurisdiction.

        SECTION 9.4. Calculation of General Tax Indemnity Payments.

        (a) Any payment or indemnity to or for the benefit of any Indemnitee with respect to a Tax which is subject to indemnification under Section 9.2(a) shall (A) (other than payment of Taxes to applicable Governmental Authorities) reflect the actual current net savings available to such Indemnitee or any Affiliate thereof resulting from the current deduction of such indemnified Tax or the event or circumstance giving rise thereto (such current net savings to be determined on an incremental basis after taking into account all other available deductions of the Indemnitee) and (B) include, after taking into account the savings described in clause (A), the amount necessary to hold such Indemnitee harmless on an After-Tax Basis; provided that, at the request of Lessee, an Indemnitee will certify to Lessee the extent, if any, to which such Indemnitee was able to use currently such deduction on its tax return. If, by reason of any payment made to or for the account of an Indemnitee by Lessee pursuant to
Section 9.2, or the



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                                                         PARTICIPATION AGREEMENT


event or circumstance giving rise to such payment, such Indemnitee or an Affiliate actually realizes a net tax benefit, savings, deduction or credit not taken into account in computing such payment, such Indemnitee shall promptly pay to Lessee an amount equal to the sum of (x) the actual net reduction in Taxes, if any, realized by such Indemnitee or any Affiliate thereof attributable to such net tax benefits, savings, deduction or credits and (y) the actual net reduction in any Taxes realized by such Indemnitee or an Affiliate as the result of any payment made by such Indemnitee pursuant to this sentence; provided that, no Indemnitee shall be obligated to make any payment pursuant to clause (x) of this Section 9.4(a) to the extent that the amount of such payment would exceed
(1) the amount of all prior payments of Tax or payments under Section 9.2(c) paid by Lessee to or on behalf of such Indemnitee pursuant to this Section 9.4 less (2) the amount of all prior payments pursuant to this Section 9.4(a) and described in clause (x) by such Indemnitee to Lessee; but any such excess shall reduce pro tanto any amount of Taxes under Section 9.2 that Lessee is subsequently obligated to pay directly to such Indemnitee (as opposed to directly to any taxing authority pursuant to the first sentence of Section 9.2(c)) pursuant to this Section 9.4.

        (b) After-Tax Basis. If an Indemnitee shall not be entitled to a corresponding and equal deduction or deductions for United States Tax purposes with respect to any payment or Tax which Lessee is required to pay or reimburse under any other provision of this Article IX (each such payment or reimbursement an "original payment"), in the same taxable year of such Indemnitee as the year of inclusion in its taxable income of such "original payment", then Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) to such Indemnitee on demand the amount of such "original payment" on a grossed-up basis such that after subtracting all United States Taxes imposed on such Indemnitee with respect to such "original payment" (determined for this purpose based on the actual Federal, state and local marginal rates applicable to the Indemnitee for the year in which such income is taxable as determined in good faith by such Indemnitee), such payments shall be equal to the "original payment" (net of any credits, deductions or other tax benefits then actually recognized that arise from the payment or deemed payment by such Indemnitee of any amount, including taxes, for which the payment received or deemed received is made). If an Indemnitee is subsequently entitled to a corresponding and equal deduction in the same taxable year as the year of inclusion in its taxable income, such Indemnitee shall pay to Lessee an amount equal to the amount paid as a gross-up with respect to such original payment.

        SECTION 9.5. Environmental Indemnity. Without limitation of the other provisions of this Article IX, Lessee hereby agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all Claims (including claims for natural resources damages and third party claims for personal injury or real or personal property damage), losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented third party costs and expenses incurred in connection therewith (including, but not limited to, reasonable and documented attorneys', paralegals', experts' and/or consultant's fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, or judicial proceeding, arising in whole or in part, out of



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                                                         PARTICIPATION AGREEMENT


        (a) the presence on or under either Property of any Hazardous Materials, or any releases or discharges, or threatened releases or discharges of any Hazardous Materials on, under, from or onto either Property, whether from historic or future threatened releases of Hazardous Materials,

        (b) any activity, including construction, carried on or undertaken on or off either Property, and whether by Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of Lessee or any predecessor in title, or any other Person (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under either Property,

        (c) loss of or damage to any property or the environment (including clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case arising from or in any way related to the Land, any Improvements, Lessee or the Overall Transaction,

        (d) with respect to the Land or any Improvements, any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

        (e) any residual contamination on or under the Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with Applicable Laws;

provided, however, Lessee shall not be required to indemnify any Indemnitee under this Section 9.5 for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee, or any Affiliate of such Indemnitee (it being understood that Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee, or any Affiliate of such Indemnitee, caused or contributed to such Claim) or (2) any Claim to the extent attributable to acts or events which occur after the expiration of the Lease Term or earlier termination of the Lease and the return of the Properties by Lessee in accordance with the terms thereof (except (A) to the extent fairly attributable to acts, events, liabilities or damages occurring or accruing prior thereto; (B) Claims arising following the termination or expiration of the Lease Term so long as any Agent or any Participant continues to exercise remedies against Lessee in respect of the Operative Documents and (C) Claims arising after the expiration of the Lease Term so long as Lessor is remarketing the Properties (or any interest therein) in accordance with Section 7.1 of the Lease). It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any remedy under, the Lease or any other Operative Document.



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                                                         PARTICIPATION AGREEMENT


        SECTION 9.6. Proceedings in Respect of Claims. With respect to any amount that Lessee is requested by an Indemnitee to pay by reason of Section 9.1 or 9.5, such Indemnitee shall, if so requested by Lessee and prior to any payment, submit such additional information to Lessee as Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

        In case any action, suit or proceeding shall be brought against any Indemnitee in respect of a Claim covered by Lessee's indemnification obligations, such Indemnitee shall promptly notify Lessee of the commencement thereof, and Lessee shall be entitled, at its expense, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or creates a material risk of the sale, loss or forfeiture of either Property or impairs in any way the payment of Base Rent or Supplemental Rent or the Lien of the Deeds of Trust or gives rise to the creation of any Lien other than a Permitted Lien with respect to the Properties or any portion thereof or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest (as set forth in a written legal opinion of independent counsel to such Indemnitee (based on factual determinations set forth in a certificate furnished by such Indemnitee to its counsel, upon which certificate counsel to such Indemnitee may rely), which opinion shall be reasonably satisfactory to Lessee), (B) such proceeding involves material Claims not fully indemnified by Lessee which Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), (C) an Event of Default has occurred and is continuing or (D) Lessee has not acknowledged in writing that such claim is fully indemnified by Lessee hereunder. The Indemnitee may participate in a reasonable manner at its own expense with its own counsel in any proceeding conducted by Lessee in accordance with the foregoing. Lessee may enter into any settlement or other compromise on behalf of the Indemnitee with respect to any Claim which is entitled to be indemnified under Section 9.1 or 9.5, and which Lessee has acknowledged its obligation to indemnify, without the prior written consent of the Indemnitee, except as to any settlement or compromise requiring an admission of wrongdoing or liability of such Indemnitee.

        Each Indemnitee shall, at the sole expense of Lessee (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expenses), supply to Lessee such information, documents and the identity of witnesses reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 9.6 and which are reasonably available to such Indemnitee. Unless a Lease Event of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Default has occurred and is continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 9.1 or 9.5 without the prior written consent of Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 9.1 or
9.5 with respect to such Claim.



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                                                         PARTICIPATION AGREEMENT


        Upon payment in full of any Claim by Lessee pursuant to Section 9.1 or
9.5 to or on behalf of an Indemnitee, Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such claims, all at Lessee's expense.

        Any amount payable to an Indemnitee pursuant to Section 9.1 or 9.5 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

        Any Construction Agency Indemnitee shall be deemed an "Indemnitee" for purposes of this Section 9.6.

        SECTION 9.7. Additional Costs; Capital Adequacy. Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) the following amounts ("Increased Costs"):

        (a) Additional Costs. In the event that any change after the date of this Participation Agreement in Applicable Laws or in the interpretation thereof by any governmental authority charged with the administration thereof imposes any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Participant, and the result of any of the foregoing is to increase the cost to such Participant of making or maintaining such Participant's Loans or Investor Amounts or committing to make such Loans or Investor Amounts, or providing a commitment under the Liquidity Agreement, by an amount which such Participant deems to be material, then such Participant may, promptly upon becoming aware of such additional cost, notify Lessee and thereafter Lessee shall pay to such Participant upon its demand the additional amount or amounts necessary to compensate such Participant for such additional cost accruing from and after the date of notice.

        (b) Capital Adequacy. In the event that any change after the date of this Agreement in Applicable Laws regarding capital adequacy or in the interpretation thereof by any governmental authority charged with the administration thereof does or shall have the effect of reducing the rate of return on a Participant's capital as a consequence of its obligations hereunder or under the Liquidity Agreement to a level below that which such Participant could have achieved but for such change or interpretation (to the extent such change or interpretation has not been reflected in the pricing of such Participant's Loans or Investor Amounts and taking into consideration such Participant's policies with respect to capital adequacy) by an amount deemed by such Participant to be material, then such Participant may, promptly upon becoming aware of such reduced return, notify Lessee thereof and thereafter Lessee shall pay to such Participant upon its demand the additional amount or amounts necessary to compensate such Participant for such reduced return accruing from and after the date of notice.



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        SECTION 9.8. Illegality. If at any time any Participant or its applicable lending office shall have determined in good faith (which determination shall be conclusive) that the making or maintenance of Eurodollar Loans has been made impracticable or unlawful because of compliance by such Participant in good faith with any law or the administration thereof by any official body charged with the interpretation or administration thereof or because U.S. dollar deposits in the amount and maturity of the Eurodollar Loans are not generally available in the London Eurodollar interbank market, then such Participant shall forthwith give Lessee and Administrative Agent notice thereof and the obligation to continue the Eurodollar Loans shall terminate and Lessee shall, at its option, convert the outstanding Eurodollar Loans into ABR Loans or prepay the Eurodollar Loans, such conversion or prepayment to become due, in the case of impracticability, on the last day of the Interest Period in effect at the time notice of impracticability is given and, in the case of illegality, on the last day of the last Interest Period to end prior to the effectiveness of the applicable change in law or such earlier date as may be required by the relevant law or regulation.

        SECTION 9.9. Compensation. In the event that Lessee funds directly or indirectly a prepayment of any Loan or Investor Amount on a day other than the last day of an Interest Period, or in the event a Loan or Investor Amount is not made on the Advance Date specified therefor (other than as a result of a default by such Participant), or a Loan, Lessee shall pay (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay) to a Participant upon its demand an amount which will compensate such Participant for any loss or expense incurred as a result of any such event in respect of funds obtained for the purpose of making or maintaining such Loan or Investor Amount (but not for any loss of profit in respect of any such event), provided, that payments under this Section 9.9 shall not be due to any Person entitled to payment by reason of Section 2.2.7.

        SECTION 9.10. Obligations of Lessee to Pay Certain Amounts. During the Construction Period, Lessee shall request Advances to pay (and Administrative Agent shall pay out of such Advances, as directed below), and during the Lease Term, Lessee shall pay as Supplemental Rent under the Lease, all amounts described in this Section 9.10.

        (a) Administrative Agent Fees. To Fleet National Bank for its own account, the fees agreed to in Administrative Agent Fee Letter for services rendered as Administrative Agent.

        (b) Structuring Fees. To Administrative Agent for the benefit of First Union National Bank, the Administrator and the Fleet Investor, the Structuring Fees owed to each on the Documentation Date.

        (c)     [Intentionally omitted.]

        (d) Management Fees. (i) To Fleet National Bank, for its own account, the fees agreed to in the CapitalFocus Investment Account Agreement, dated as of even date hereof, among Lessee and Fleet National Bank, at times and amounts provided therein, and (ii) to Evergreen Investment Management Company, LLC, for its own account, the fees agreed to in the Institutional Investment Management Agreement, dated as of even date hereof, among Lessee, First Union National Bank and Evergreen Investment Management Company, LLC, at the times and amounts provided therein.



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                                                         PARTICIPATION AGREEMENT


        (e) Liquidity Fees. To the Administrative Agent for the benefit of EagleFunding Capital Corporation, the Liquidity Fee due and payable to EagleFunding Capital Corporation on each Scheduled Payment Date, commencing on the first Scheduled Payment Date.

        (f) Unused Fees. To the Administrative Agent for the benefit of each Investor and EagleFunding Capital Corporation the Unused Fee payable to each Investor and EagleFunding Capital Corporation, due and payable on each Scheduled Payment Date, commencing on the first Scheduled Payment Date.

        (g) Certain Professional Services. To the Construction Consultant or Insurance Consultant (or to reimburse Fleet National Bank for such professional services) for professional services rendered to the Lessor and/or the Participants in connection with the Overall Transaction, payable on the Advance Date next succeeding delivery of an invoice therefor. All fees under this clause
(g) shall be reasonable.

        SECTION 9.11. Indemnity Payments in Addition to Lease Obligations. Lessee acknowledges and agrees that its obligations to make indemnity payments under this Article IX are separate from, in addition to, and do not reduce, its obligation to pay Base Rent or any other payment required hereunder or under any other Operative Document in accordance with the provisions hereof and thereof.

        SECTION 9.12. Right to Convert. In the event Lessee shall be required to make any payment to any Participant pursuant to Section 9.7, Lessee shall have the right, upon not less than three Business Days' prior notice to such Participant, to cause Lessor to convert the Loans or Investor Amount so affected to loans bearing interest by reference to ABR.

        SECTION 9.13. Mitigation. Each Participant will use reasonable efforts to avoid or mitigate any increased cost, reduced receivable or obligation to prepay under Section 9.7 or 9.8 (including transferring the Loans or Investor Amounts, as applicable, to another applicable lending office or Affiliate of such Participant) unless, in the sole opinion of such Participant, such efforts could have an adverse effect upon it.

        SECTION 9.14. Liquid Collateral. In the event that any Participant or Indemnitee has a right to payment under this Article IX, the related Collateral Agent shall demand such payment from Lessee. If Lessee fails to pay such payment in accordance with this Article IX, then, within two (2) Business Day of such failure, the related Collateral Agent may withdraw from Liquid Collateral under its related Account for payment to the asserting Participant or Indemnitee. Upon any such withdrawal, Lessee shall deliver Additional Liquid Collateral to such Collateral Agent pursuant to Section 2.5(a) of the related Liquid Collateral Agreement.

                                   ARTICLE X

                  DISTRIBUTIONS OF PAYMENTS AND GROSS PROCEEDS

        In order to provide for the priority and allocation of payments received from Lessee, Gross Sales Proceeds and the proceeds of the exercise of remedies by Lessor, any Agent or any of the Participants pursuant to the Lease and the Security Documents, the parties hereto agree as follows:



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                                                         PARTICIPATION AGREEMENT


        SECTION 10.1. Agreement of Agents and Participants. Pursuant to the Security Agreement, the Assignment of Lease and the other Security Documents, all of the payments (other than the Excluded Amounts) payable by Lessee to Lessor under the Lease or the Construction Agency Agreement or payable by Lessor to the Lenders under the Conduit Notes, the Facility Notes, or the Loan Agreement or any payments under this Participation Agreement or any other Operative Documents have been assigned to Administrative Agent for the benefit of the Lenders, Lessor and/or Investors, as applicable. Except as otherwise provided in Section 10.2 or Section 10.8, Administrative Agent hereby agrees to distribute as set forth herein all payments, receipts and other consideration of any kind whatsoever (other than Excluded Amounts) received by Administrative Agent pursuant to the Security Agreement, the Assignment of Lease and any other Security Document, other than any such payments received after the Lease Term Expiration Date which shall be distributed by Administrative Agent, upon receipt, in accordance with this Article X (it being understood that any such payment received on or before 1:00 p.m. (New York City time) in accordance with the provisions of the Lease, this Participation Agreement and the other Operative Documents shall be distributed by Administrative Agent on the same Business Day as received to the extent practicable).

        SECTION 10.2. Base Rent. Subject to Section 10.8, each payment of Base Rent (and any payment of interest on overdue installments of Base Rent) shall be distributed by Administrative Agent in accordance with Section 3.3 of the Lease as follows:

                first, an amount equal to Loan Base Rent shall be distributed to the Commercial Paper Account of Conduit and to the Liquidity Providers to pay in full interest then due and owing on the Loans in accordance with the terms of the Loan Agreement and the Liquidity Agreement, and second, an amount equal to the Investor Base Rent shall be distributed to each Investor to pay in full all accrued but unpaid Yield on the Investor Amounts then due and owing on such day (together with any overdue interest thereon).

        SECTION 10.3. Purchase Payments by Lessee.

        (a) Any payment on any day (other than payments with respect to Excluded Amounts and Base Rent) made by Lessee pursuant to the Lease, including Supplemental Rent to pay any Break Costs resulting from such termination, in whole or in part, of a Lessor Hedging Agreement, in connection with the purchase of both Properties in connection with Lessee's exercise of its Purchase Option under Section 5.1 of the Lease, an Event of Loss with respect to both Properties under Section 14.1(a)(i) of the Lease or Section 2.5(a)(ix) of the Construction Agency Agreement shall be distributed by Administrative Agent as follows:

                (i) to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the Facility Loans, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon,



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                                                         PARTICIPATION AGREEMENT


                (ii) to the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all Conduit Loans, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon,

                (iii) to each Investor to pay in full the Investor Amounts, together without duplication for amounts paid under Section 10.2, with all accrued and unpaid Yield on the Investor Contributions, and

                (iv) to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements.

        (b) Any payment on any day (other than payments with respect to Excluded Amounts and Base Rent) made by Lessee pursuant to the Lease, including Supplemental Rent to pay any Break Costs resulting from such termination, in whole or in part, of a Lessor Hedging Agreement, in connection with the purchase of one but not both Properties in connection with Lessee's exercise of its Purchase Option under Section 5.1 of the Lease, an Event of Loss with respect to one but not both Properties under Section 14.1(a)(i) of the Lease or Section 2.5(a)(ix) of the Construction Agency Agreement shall be distributed by Administrative Agent as follows:

                first, to the Liquidity Providers to reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon (provided that to the extent all amounts pursuant to this clause first are insufficient to reimburse the Allocable Portion of the principal, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon, then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause first shall be made to a Liquidity Provider in excess of the Allocable Portion of the outstanding principal amount, together without duplication for payments made under
        Section 10.2, with all accrued and unpaid interest thereon, of the Borrowings made by such Liquidity Provider with respect to the A Loans),

                second, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause first, reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon, third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the Allocable Portion of the outstanding principal amount of A Loans held by Conduit, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon,



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                                                         PARTICIPATION AGREEMENT


                fourth, the balance, if any, to the Liquidity Providers to reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon (provided that to the extent all amounts pursuant to this clause fourth are insufficient to reimburse the Allocable Portion of the principal, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon, then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause fourth shall be made to a Liquidity Provider in excess of the Allocable Portion of the outstanding principal amount, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon, of the Borrowings made by such Liquidity Provider with respect to the B Loans), fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause fourth, reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon, sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the Allocable Portion of the outstanding principal amount of B Loans held by Conduit, together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon, seventh, the balance, if any, to be distributed to each Investor to pay in full the Allocable Portion of the Investor Amounts together without duplication for payments made under Section 10.2, with all accrued and unpaid Yield thereon (provided that in the event that the amounts distributed pursuant to this clause seventh are insufficient to pay the Allocable Portion of the Investor Amounts, together without duplication for payments made under Section 10.2, with all accrued and unpaid Yield thereon, in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share), and eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements with respect to the Property being purchased (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause eighth are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty).



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

                                                         PARTICIPATION AGREEMENT


        SECTION 10.4. Recourse Amounts; Construction Period Maximum Guaranty Amount and Residual Value Guaranty Amount.

        (a) Any payment on any day of either (i) the Construction Period Maximum Guaranty Amount or the Lease Balance pursuant to the Construction Agency Agreement, or (ii) the Residual Value Guaranty Amount or the Lease Balance pursuant to the Lease (other than such payments distributable pursuant to Section 10.3), shall be distributed by Administrative Agent in the following order of priority:

                first, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans (provided that to the extent all amounts pursuant to this clause first are insufficient to reimburse all principal then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause first shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the A Loans), second, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause first, reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans, third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of A Loans held by Conduit,

                fourth, the balance, if any, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans (provided that to the extent all amounts pursuant to this clause fourth are insufficient to reimburse all principal then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause fourth shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the B Loans), fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause fourth, reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans, sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of B Loans held by Conduit,

                seventh, the balance, if any, to be distributed to each Investor to pay in full the Investor Amounts (provided that in the event that the amounts distributed pursuant to this clause seventh are insufficient to pay the Investor Amounts in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share),



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

                                                         PARTICIPATION AGREEMENT


                eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause eighth are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), ninth, the balance, if any, to be distributed to any Person entitled thereto as payment of any outstanding and unpaid obligation of Lessee under the Operative Documents, and tenth, the balance, if any, to be distributed to Lessee.

        (b) In the event that Section 10.4(a) shall not apply, any payment on any day of either (i) the Traville Construction Period Maximum Guaranty Amount, the Manufacturing Construction Period Maximum Guaranty Amount, the Traville Lease Balance or the Manufacturing Lease Balance pursuant to the Construction Agency Agreement, or (ii) the Traville Residual Value Guaranty Amount, the Manufacturing Residual Value Guaranty Amount, the Traville Lease Balance or the Manufacturing Lease Balance pursuant to the Lease (other than payments distributable pursuant to Section 10.3), shall be distributed by Administrative Agent in the following order of priority:

                first, to the Liquidity Providers to reimburse in full the Allocable Portion aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans (provided that to the extent all amounts pursuant to this clause first are insufficient to reimburse the Allocable Portion of the principal then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause first shall be made to a Liquidity Provider in excess of the Allocable Portion of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the A Loans), second, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause first, reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans, third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the Allocable Portion of the outstanding principal amount of A Loans held by Conduit,



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                                                         PARTICIPATION AGREEMENT


                fourth, the balance, if any, to the Liquidity Providers to reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans (provided that to the extent all amounts pursuant to this clause fourth are insufficient to reimburse the Allocable Portion of the principal then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause fourth shall be made to a Liquidity Provider in excess of the Allocable Portion of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the B Loans), fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause fourth, reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans, sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the Allocable Portion of the outstanding principal amount of B Loans held by Conduit, seventh, the balance, if any, to be distributed to each Investor to pay in full the Allocable Portion of the Investor Amounts (provided that in the event that the amounts distributed pursuant to this clause seventh are insufficient to pay the Allocable Portion of the Investor Amounts in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share), eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements with respect to the applicable Property (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause eighth are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), ninth, the balance, if any, to be distributed to any Person entitled thereto as payment of any outstanding and unpaid obligation of Lessee under the Operative Documents, and tenth, the balance, if any, to be distributed to Lessee.

        SECTION 10.5. Gross Sale Proceeds.



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                                                         PARTICIPATION AGREEMENT


        (a) Any payments received by Administrative Agent as Gross Sale Proceeds from the sale of both of the Properties pursuant to the Remarketing Option shall be distributed by Administrative Agent in the following order of priority:

                first, so much of such payment or amount as shall be required to reimburse Lessee, Lessor, the Agents, the Administrator and any other Participant for any Remarketing Sale Expenses incurred by such Person in connection with such disposition and approved in advance by the Investors, second, the balance, if any, to the extent actually paid on or prior to the date of such distribution shall be distributed:

                (i) first, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans (provided that to the extent all amounts pursuant to this clause second (i) are insufficient to reimburse all principal then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (i) shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the B Loans),

                (ii) second, to the Liquidity Providers to, without duplication for payments made under clause second (i), reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans,

                (iii) third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all remaining B Loans,

                (iv) fourth, the balance, if any, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans (provided that to the extent all amounts pursuant to this clause second (iv) are insufficient to reimburse all principal then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (iv) shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the A Loans),



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

                                                         PARTICIPATION AGREEMENT


                (v) fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause second (iv), reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans,

                (vi) sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all remaining A Loans,

                (vii) seventh, the balance, if any, to be distributed to each Investor to pay in full the Investor Amounts (provided that in the event that the amounts distributed pursuant to this clause second (vii) are insufficient to pay the Investor Amounts in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share),

                (viii) eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause second (viii) are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), and third, the balance, if any, shall be distributed to Lessee to the extent permitted by Section 10.11.

        (b) Any payments received by Administrative Agent as Gross Sale Proceeds from the sale of one but not both of the Properties pursuant to the Remarketing Option shall be distributed by Administrative Agent in the following order of priority:

                first, so much of such payment or amount as shall be required to reimburse Lessee, Lessor, the Agents, the Administrator and any other Participant for any Remarketing Sale Expenses incurred by such Person in connection with such disposition and approved in advance by the Investors, second, the balance, if any, to the extent actually paid on or prior to the date of such distribution shall be distributed:

                (i) first, to the Liquidity Providers to reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans (provided that to the extent all amounts pursuant to this clause second
                        (i) are insufficient to



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                                                         PARTICIPATION AGREEMENT


                        reimburse the Allocable Portion of the principal then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (i) shall be made to a Liquidity Provider in excess of the Allocable Portion of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the B Loans),

                (ii) second, to the Liquidity Providers to, without duplication for payments made under clause second (i), reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans,

                (iii) third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the Allocable Portion of the outstanding principal amount of all remaining B Loans,

                (iv) fourth, the balance, if any, to the Liquidity Providers to reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans (provided that to the extent all amounts pursuant to this clause second (iv) are insufficient to reimburse the Allocable Portion of the principal then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (iv) shall be made to a Liquidity Provider in excess of the Allocable Portion of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the A Loans),

                (v) fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause second (iv), reimburse in full the Allocable Portion of the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans,

                (vi) sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the Allocable Portion of the outstanding principal amount of all remaining A Loans,

                (vii) seventh, the balance, if any, to be distributed to each Investor to pay in full the Allocable Portion of the Investor Amounts (provided that in the event that the amounts distributed pursuant to this clause second (vii) are insufficient to pay the Allocable Portion of the Investor Amounts in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share),



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                                                         PARTICIPATION AGREEMENT


                (viii) eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements with respect to the Property being sold (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause second
                        (viii) are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), and third, the balance, if any, shall be distributed to Lessee to the extent permitted by Section 10.11.

        SECTION 10.6. Supplemental Rent. Any payment of Supplemental Rent received by Administrative Agent for which no provision as to the application thereof is made elsewhere in this Article X shall be distributed immediately by Administrative Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents or Lessor Hedging Agreements.

        SECTION 10.7. Excluded Amounts. Notwithstanding any other provision of this Participation Agreement or the Operative Documents, any Excluded Amounts received at any time by any Agent or any Participant shall be distributed promptly to the Person entitled to receive such Excluded Amount pursuant to the Operative Documents.

        SECTION 10.8. Distribution of Payments After Construction Agency Event of Default or Lease Event of Default. Notwithstanding any other provision of this Article X, all payments (other than amounts distributable pursuant to Section 10.6 or 10.7) received and amounts realized by Lessee, a Collateral Agent, Administrative Agent, Conduit, or Lessor after a Construction Agency Event of Default or Lease Event of Default has occurred and is continuing, including Base Rent and Gross Sale Proceeds from the sale of any of the Properties or other collateral, proceeds of any amounts from any insurer or any Authority in connection with any loss, Casualty or Condemnation, shall be immediately paid to Administrative Agent and shall be immediately distributed by Administrative Agent, as follows:

        (a) Receipt of Lease Balance; Proceeds from Certain Collateral. If, on any date after a Construction Agency Event of Default that is a Full Recourse Event of Default has occurred and is continuing, Lessee makes a payment of (A) all or a portion of the Lease Balance or (B) a payment is made of any other amount, including proceeds from the sale of Collateral (other than Liquid Collateral), then, with respect to amounts described in clause (A), such amount shall be or shall have been distributed in accordance with Section 10.4, and with respect to amounts described in clause (B), then distributions of such amounts shall be in the following order of priority:



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                                                         PARTICIPATION AGREEMENT


                first, so much of such payment or amount as shall be required to reimburse the Collateral Agents, Administrative Agent, the Trust Company, the Trustee, Investors, Conduit, the Liquidity Providers or Lessor for any taxes, expenses, fees, indemnities or other losses incurred by the Collateral Agents, Administrative Agent, Investors, Conduit, the Liquidity Providers or Lessor under the Operative Documents or in connection with the collection of such amounts (to the extent not previously reimbursed) shall be distributed to the Collateral Agents, Administrative Agent, Investors, Conduit, the Liquidity Providers, or Lessor, as applicable (to be divided among such parties pro rata to the extent insufficient to satisfy all claims), second, the balance, if any, to the extent actually paid on or prior to the date of such distribution shall be distributed:

                (i) first, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans (provided that to the extent all amounts pursuant to this clause second (i) are insufficient to reimburse all principal then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (i) shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the B Loans),

                (ii) second, to the Liquidity Providers to, without duplication for payments made under clause second (i), reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans,

                (iii) third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all remaining B Loans,

                (iv) fourth, the balance, if any, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans (provided that to the extent all amounts pursuant to this clause second (iv) are insufficient to reimburse all principal then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (iv) shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the A Loans),



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                                                         PARTICIPATION AGREEMENT


                (v) fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause second (iv), reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans,

                (vi) sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all remaining A Loans,

                (vii) seventh, the balance, if any, to be distributed to each Investor to pay in full the Investor Amounts (provided that in the event that the amounts distributed pursuant to this clause second (vii) are insufficient to pay the Investor Amounts in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share),

                (viii) eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause second (viii) are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), and third, the balance, if any, shall be distributed to Lessee to the extent permitted by Section 10.11.

        (b) Receipt of Construction Period Maximum Guaranty Amount, Proceeds from Certain Collateral. If, on any date after a Construction Agency Event of Default that is not a Full Recourse Event of Default or Lease Event of Default has occurred and is continuing, (A) Lessee makes a payment all or a portion of the Construction Period Maximum Guaranty Amount or (B) any proceeds from the application or sale of Collateral (other than Liquid Collateral), then, with respect to amounts described in clause (A), such amount shall be or shall have been distributed in accordance with Section 10.4, and with respect to amounts described in clause (B), then distributions of such amounts shall be in the following order of priority:

                first, so much of such payment or amount as shall be required to reimburse the Collateral Agents, Administrative Agent, the Trust Company, the Trustee, Investors, Conduit, the Liquidity Providers, or Lessor for any taxes, expenses, fees, indemnities or other losses incurred by the Collateral Agents, Administrative Agent, Conduit, the Liquidity Providers or Lessor under the Operative Documents or in connection with the collection of such amounts (to the extent not previously reimbursed) shall be distributed



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                                                         PARTICIPATION AGREEMENT


        to the Collateral Agents, Administrative Agent, Investors, Conduit, the Liquidity Providers or Lessor, as applicable (to be divided among such parties pro rata to the extent insufficient to satisfy all claims), second, the balance, if any, shall be distributed:

                (i) first, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans (provided that to the extent all amounts pursuant to this clause second (i) are insufficient to reimburse all principal then due and owing with respect to the B Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (i) shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the B Loans),

                (ii) second, to the Liquidity Providers to, without duplication for payments made under clause second (i), reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the B Loans,

                (iii) third, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all remaining B Loans,

                (iv) fourth, the balance, if any, to the Liquidity Providers to reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans (provided that to the extent all amounts pursuant to this clause second (iv) are insufficient to reimburse all principal then due and owing with respect to the A Loans on such day to each Liquidity Provider in full, such amounts shall be distributed to each Liquidity Provider in accordance with each such Liquidity Provider's Liquidity Provider Share; provided further that no payment pursuant to the first proviso of this clause second (iv) shall be made to a Liquidity Provider in excess of the outstanding principal amount of the Borrowings made by such Liquidity Provider with respect to the A Loans),

                (v) fifth, the balance, if any, to the Liquidity Providers to, without duplication for payments made under clause second (iv), reimburse in full the aggregate outstanding principal amount of the Borrowings made by the Liquidity Providers with respect to the A Loans,



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                                                         PARTICIPATION AGREEMENT


                (vi) sixth, the balance, if any, to be deposited in the Commercial Paper Account of Conduit to repay in full the outstanding principal amount of all remaining A Loans,

                (vii) seventh, the balance, if any, to be distributed to each Investor to pay in full the Investor Amounts (provided that in the event that the amounts distributed pursuant to this clause second (vii) are insufficient to pay the Investor Amounts in full, such amounts shall be distributed to each Investor in accordance with such Investor's Percentage Share),

                (viii) eighth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause second (viii) are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), and third, the balance, if any, shall be distributed to Lessee or to such other Person as shall be legally entitled thereto.

        (c) Receipt of Proceeds of Fleet National Bank Liquid Collateral. If, on any date after a Construction Agency Event of Default or Lease Event of Default has occurred and is continuing, a payment is made from any proceeds from the application or sale of any Fleet National Bank Liquid Collateral, then such amount shall be distributed as follows:

                first, so much of such payment or amount as shall be required to reimburse the Fleet National Bank Collateral Agent, Fleet, Eagle, the Fleet National Bank Custodian, the Fleet Liquidity Provider or any other Fleet Indemnitee for any taxes, expenses, fees, indemnities or other losses incurred by the Fleet National Bank Collateral Agent, Fleet, Eagle, the Fleet National Bank Custodian, the Fleet Liquidity Provider or any other Fleet Indemnitee under the Operative Documents or in connection with the collection of such amounts (to the extent not previously reimbursed) shall be distributed to the Fleet National Bank Collateral Agent, Fleet, Eagle, the Fleet National Bank Custodian, the Fleet Liquidity Provider or any other Fleet Indemnitee, as applicable (to be divided among such parties pro rata to the extent insufficient to satisfy all claims),



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

                                                         PARTICIPATION AGREEMENT


                second, the balance, if any, shall be distributed:

                (i) first, to the Fleet Liquidity Provider to reimburse in full the outstanding principal amount of the Borrowings made by the Fleet Liquidity Providers with respect to the A Loans, together with all accrued interest thereon,

                (ii) second, the balance, if any, to be deposited in the Commercial Paper Account of Eagle to repay in full the Fleet Liquidity Provider's Liquidity Provider Share of the outstanding principal amount of all remaining A Loans of Eagle, together with accrued interest thereon,

                (iii) third, to the Fleet Liquidity Provider to reimburse in full the outstanding principal amount of the Borrowings made by the Fleet Liquidity Providers with respect to the B Loans, together with all accrued interest thereon,

                (iv) fourth, the balance, if any, to be deposited in the Commercial Paper Account of Eagle to repay in full the Fleet Liquidity Provider's Liquidity Provider Share of the outstanding principal amount of all remaining B Loans of Eagle, together with accrued interest thereon,

                (v) fifth, the balance, if any, to be distributed to the Fleet Investor to pay in full the Investor Amounts of the Fleet Investor, together with accrued Yield thereon,

                third, the balance, if any to be distributed in accordance with clauses first and second of Section 10.8(d),

                fourth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause fourth are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), and fifth, the balance, if any, shall be distributed to Lessee or to such other Person as shall be legally entitled thereto.

        (d) Receipt of Proceeds of First Union Liquid Collateral. If, on any date after a Construction Agency Event of Default or Lease Event of Default has occurred and is continuing, a payment is made from any proceeds from the application or sale of any First Union Liquid Collateral, then such amount shall be distributed as follows:

                first, so much of such payment or amount as shall be required to reimburse the First Union Collateral Agent, First Union, the First Union Custodian, the First Union



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

                                                         PARTICIPATION AGREEMENT


        Liquidity Provider or any other First Union Indemnitee for any taxes, expenses, fees, indemnities or other losses incurred by the First Union Collateral Agent, First Union, the First Union Custodian, the First Union Liquidity Provider or any other First Union Indemnitee under the Operative Documents or in connection with the collection of such amounts (to the extent not previously reimbursed) shall be distributed to the First Union Collateral Agent, First Union, the First Union Custodian, the First Union Liquidity Provider or any other First Union Indemnitee, as applicable (to be divided among such parties pro rata to the extent insufficient to satisfy all claims), second, the balance, if any, shall be distributed:

                (i) first, to the First Union Liquidity Provider to reimburse in full the outstanding principal amount of the Borrowings made by the First Union Liquidity Providers with respect to the A Loans, together with all accrued interest thereon,

                (ii) second, the balance, if any, to be deposited in the Commercial Paper Account of Eagle to repay in full the First Union Liquidity Provider's Liquidity Provider Share of the outstanding principal amount of all remaining A Loans of Eagle, together with accrued interest thereon,

                (iii) third, to the First Union Liquidity Provider to reimburse in full the outstanding principal amount of the Borrowings made by the First Union Liquidity Providers with respect to the B Loans, together with all accrued interest thereon,

                (iv) fourth, the balance, if any, to be deposited in the Commercial Paper Account of Eagle to repay in full the First Union Liquidity Provider's Liquidity Provider Share of the outstanding principal amount of all remaining B Loans of Eagle, together with accrued interest thereon,

                (v) fifth, the balance, if any, to be distributed to the First Union Investor to pay in full the Investor Amounts of the First Union Investor, together with accrued Yield thereon,

                third, the balance, if any to be distributed in accordance with clauses first and second of Section 10.8(c),

                fourth, the balance, if any, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements (provided that to the extent that the amounts to be distributed to each Lessor Hedging Agreement Counterparty in accordance with this clause fourth are insufficient to pay all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements, such amounts shall be distributed to each Lessor Hedging Agreement Counterparty in accordance with such Lessor Hedging Agreement Counterparty's pro rata share thereof based on the amounts then due and owing to each Lessor Hedging Agreement Counterparty), and



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

                                                         PARTICIPATION AGREEMENT


                fifth, the balance, if any, shall be distributed to Lessee or to such other Person as shall be legally entitled thereto.

        SECTION 10.9. Other Payments.

        (a) Except as otherwise provided in Sections 10.2, 10.3, 10.8 and clause (b) or (c) below,

                (i) any payment received by Administrative Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article X, and

                (ii) all payments and amounts received by the Agents under the Lease or otherwise with respect to the Collateral,

shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 10.3(a) (in the case of any payment described in clause (i) above) or in Section 10.8(b) hereof (in the case of any payment described in clause (ii) above).

        (b) Except as otherwise provided in Sections 10.2, 10.3 and 10.8 hereof and except after a Lease Event of Default has occurred and is continuing, any payment received by Administrative Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this
Article X shall be distributed forthwith by the Agents to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

        (c) Except as provided in Section 10.8 hereof, any payment received by Administrative Agent representing amounts paid to Lessor pursuant to Section 14.2(b) or 14.4(b) of the Lease shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 10.4(b) hereof.

        (d) Any payment received by Administrative Agent in respect of Construction Period Accrued Interest, Construction Period Accrued Yield or Construction Period Fees shall be distributed forthwith by Administrative Agent to the Participant entitled thereto in accordance with Section 2.2.9.

        SECTION 10.10. Order of Application. To the extent any payment made to any Liquidity Provider or Investor pursuant to Section 10.3 or 10.8 is insufficient to pay in full the Loans or the Investor Amount, as the case may be, of such Person, then each such payment shall first be applied to overdue interest, then to accrued interest or Yield and then to principal or Investor Amount, as applicable.

        SECTION 10.11. Remaining Funds. Upon the termination or expiration of the Commitments and all Lessor Hedging Agreements and the payment in full of (i) the Conduit Loans, the Facility Loans, the Commercial Paper Notes, the Investor Amounts and all accrued and unpaid interest and Yield, (ii) all amounts, including Break Cost, payable under the Lessor Hedging Agreements and (iii) all other amounts due and owing by Lessee to any Person under the Operative Documents, all remaining moneys held by Administrative Agent shall be paid to



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                                                         PARTICIPATION AGREEMENT


Lessee, and Lessee shall not be entitled to receive any amounts from the Accounts until such time, except as expressly provided in this Article X.

        SECTION 10.12. Time of Payment. Except as otherwise provided in the Operative Documents, each payment due from Lessee under the Operative Documents shall be made in immediately available funds prior to 1:00 p.m. (New York time) on the date when due in immediately available funds consisting of lawful currency of the United States of America, unless such date shall not be a Business Day, in which case payment shall be made on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such payment shall be made on the Business Day next preceding such numerically corresponding day). Except as otherwise provided in the Operative Documents, payments received after 1:00 p.m. (New York time) shall be deemed received on the next succeeding Business Day.

                                   ARTICLE XI

             LESSEE DIRECTIONS; RECOURSE DURING CONSTRUCTION PERIOD

        SECTION 11.1. Lessee Directions. Notwithstanding anything to the contrary contained in the Operative Documents, Lessor and the Participants agree that, so long as no Event of Default has occurred and is continuing which has caused the acceleration of the maturity of the Loans and the termination of the
Commitments:

        (a) Lessee shall have the right to give all borrowing notices and prepayment notices pursuant to the Loan Agreement; and

        (b) Lessee shall have the right to replace an Investor or a Liquidity Provider pursuant to Section 8.3 or a Liquidity Provider pursuant to the Liquidity Agreement.

        SECTION 11.2. Recourse on Liability During Construction Period. Notwithstanding any other provision set forth in this Participation Agreement or any of the other Operative Documents, in the event of the occurrence of a Construction Agency Event of Default, Lessee and Construction Agent shall not be required to pay (either directly or by virtue of the execution of the security interest in the Liquid Collateral) with respect to the Lease Balance more than the Construction Period Maximum Guaranty Amount on a recourse basis with respect to any damages (which shall include Construction Breakage Costs and amounts payable by Construction Agent as Default Completion Costs) which arise from such Construction Agency Event of Default; provided, however, that the foregoing limitation shall not apply to (i) any Full Recourse Event of Default (in which event Construction Agent shall be required to pay the Lease Balance and all other sums then due and payable on a recourse basis), (ii) the rights of parties to seek payment of all amounts (other than the payment of all or any portion of the Lease Balance) due and owing under the Operative Documents, without regard to such limitation, from the proceeds of the Collateral or (iii) any Claim for indemnity covered by Article IX or under any other Operative Document.

        SECTION 11.3. Notice to Administrative Agent. Lessee shall give notice to Administrative Agent upon the occurrence of any of the following:



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        (a)     Lessee shall give written notice to Administrative Agent,
concurrently with making a payment of Base Rent or any Supplemental Rent to Administrative Agent. Such notice shall be substantially in the form of Exhibit D hereto and shall specify the amount of the payment that is being made for each of the (a) Conduit Base Rent, (b) Investor Base Rent, and/or (c) Supplemental Rent.

        (b) If Lessee shall exercise its Purchase Option under Section 2.5(a)(ix) or 5.1.2 of the Construction Agency Agreement, Lessee shall give Administrative Agent written notice concurrent with the notice due to Lessor pursuant to Section 5.1(b) of the Lease. Such notice shall provide the amount of Lease Balance, Traville Lease Balance, or Manufacturing Lease Balance, as applicable, and all other amounts owing in respect of Rent, including Supplemental Rent, separately identifying any amounts representing payments under the Lessor Hedging Agreements accruing through the Purchase Date.

        (c) If Lessee shall exercise its Purchase Option under Section 5.1.2 of the Construction Agency Agreement, Lessee shall give Administrative Agent written notice concurrent with the notice due to Lessor under the Construction Agency Agreement of such exercise. Such notice shall provide the amount to be paid by Lessee pursuant to Section 5.1.2(ii) or Section 2.5(a)(ix) of the Construction Agency Agreement.

        (d) Lessee (in its capacity as Construction Agent) shall give Administrative Agent notice concurrently with the payment of any portion of the Construction Period Maximum Guaranty Amount or Lease Balance pursuant to Section
5.1.2 of the Construction Agency Agreement. Any such notice shall contain both the amount and the computation of such Construction Period Maximum Guaranty Amount or Lease Balance.

        (e) Lessee shall give Administrative Agent notice concurrently with the payment of any portion of Residual Value Guaranty Amount (and all other amounts due and owing in respect to Rent (including Supplemental Rent) pursuant to the Section 7.1(e) of the Lease. Any such notice shall contain both the amount and the computation of such Residual Value Guaranty Amount.

        (f)     If Lessee shall exercise its Remarketing Option under Section
7.1 of the Lease, Lessee shall give Administrative Agent notice concurrent with the notice due to Lessor pursuant to Section 7.1 of the Lease. In addition, Lessee shall give Administrative Agent two (2) Business Days' notice prior to the Sale Date, setting forth the amount to be paid to Administrative Agent pursuant to Section 7.1(c) of the Lease.

                                   ARTICLE XII

                                  MISCELLANEOUS

        SECTION 12.1. Survival of Agreements. All representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents (including, without limitation, the indemnities set forth in Article IX), and the obligations of the parties under any and all thereof, shall survive the execution and delivery and the termination or expiration of the Lease and any of the other Operative Documents, the transfer of the Properties



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or any portion thereof as provided herein or in any of the other Operative
Documents (and shall not be merged into any conveyance or transfer document), and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

        SECTION 12.2. Brokers. Lessee, each Investor, Lessor, Conduit, Administrative Agent and each Collateral Agent each represents to the other that it has not retained or employed any broker, finder or financial advisor other than the retention by Lessee of Scheer Partners, Inc. to act on their behalf in connection with the Overall Transaction, nor has it authorized any other broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which Lessee, any Investor, Lessor, Conduit, Administrative Agent or any Collateral Agent might be subjected by virtue of their entering into the transactions contemplated by this Participation Agreement. Any Person who is in breach of this representation shall indemnify and hold the other Persons harmless from and against any liability arising out of such breach of this representation. The provisions of this Section 12.2 shall survive the expiration or termination of this Participation Agreement or any other Operative Document.

        SECTION 12.3. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be by letter, facsimile (with telephonic confirmation), bank wire or where expressly provided for in the Operative Documents, telephone (with written confirmation promptly thereafter), and shall be deemed to have been given, in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier (including an overnight courier) if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or on the third Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, addressed as provided on Schedule II and, in the case of notice by facsimile, telephone or bank wire, when transmitted during business hours on a Business Day and, if not transmitted during business hours on a Business Day, the first Business Day thereafter, addressed as provided on Schedule II, or to such other address as any of the parties hereto may designate by written notice. Copies of all notices given by facsimile or bank wire shall be contemporaneously sent by overnight courier. Notwithstanding any other provision of this Participation Agreement or the Operative Documents, if Lessee is required to deliver notice to one or more of the parties to the Operative Documents notice to all such parties shall be deemed to have been duly given by Lessee by delivering any such notice to Administrative Agent, who shall in turn promptly deliver such notice to the appropriate party hereto.

        SECTION 12.4. Counterparts. This Participation Agreement and each of the other Operative Documents may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 12.5. Amendments, Waivers and Instructions.

        (a) No Operative Document nor any of the terms thereof (other than any Lessor Hedging Agreement which, notwithstanding anything to the contrary set forth in this



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Participation Agreement or any other Operative Document, may be terminated, amended, supplemented, waived or modified in accordance with the terms thereof) may be terminated, amended, supplemented, waived or modified except (i) in the case of an ambiguity, defect or inconsistency in any Operative Document, and such amendment, supplement or waiver would not have an adverse effect on any Participant's rights, with the written agreement or consent of Lessee; (ii) in the case of a termination, amendment, supplement, waiver or modification to be binding on Lessee, Lessor, any Investor or Administrative Agent, either Collateral Agent, or any Lessor Hedge Counterparty, with the written agreement or consent of such party, and in all cases (so long as no Bankruptcy Default, Construction Agency Event of Default or Lease Event of Default shall have occurred and is continuing) the consent of Lessee; and (iii) in the case of a termination, amendment, supplement, waiver or modification to be binding on (A) the Liquidity Providers, with the written agreement or consent of the requisite Liquidity Providers (assuming the requisite Investor consent has been obtained) and (B) the Conduit, with the written agreement or consent of the Conduit (assuming the requisite Liquidity Providers' consent has been obtained) and (so long as no Bankruptcy Default, Construction Agency Event of Default or Lease Event of Default shall have occurred and is continuing) Lessee; provided, however, that:

                        (1) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant and each Lessor Hedge Counterparty affected thereby:

                        (x)(i) modify any of the provisions of this Section
                12.5, change the definition of "Available Commitments", "Commitment", "Commitment Amount", "In Balance", "Liquid Collateral", "Maturity Date", "Majority Banks", "Non-Properly Margined Liquid Collateral", "Properly Margined Liquid Collateral" "Permitted Investment", or "Required Liquid Collateral" or modify any provision of an Operative Document requiring action by Majority Banks; (ii) amend, modify, waive or supplement any of the provisions of Sections 2.5, 2.6 or 6.1 of the A Loan Agreement, Sections 2.5, 2.6 or 6.1 of the B Loan Agreement, or the representations of such Participant in Article V or the covenants of such Participant in Article VI or the covenants of HGSI in Section 6.1; (iii) reduce or modify any fees or indemnities in favor of any Participant, including amounts payable pursuant to Article IX (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it), (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any Loan or any portion of any Investor Amount, the Traville Lease Balance, the Manufacturing Lease Balance, the Lease Balance, the Construction Period Maximum Guaranty Amount, the Residual Value Guaranty Amount, Unguaranteed Residual Lease Balance, amounts due pursuant to Article V, VII or XIV of the Lease, interest or Yield or, subject to clause (iii) above, any other amount payable under the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), any Loan or any Investor Amount, the Traville Lease Balance, the Manufacturing Lease Balance, the Lease Balance, the Construction Period Maximum Guaranty Amount, Residual Value Guaranty Amount, Unguaranteed Residual Lease Balance, or any other definition which would affect the amounts to be advanced



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                                                         PARTICIPATION AGREEMENT


                or which are payable under the Operative Documents or any of the other matters set forth above; or (iv) extend the Lease Term; or

                        (y) consent to any assignment of the Lease, release Lessee from its obligations in respect of the payments of Rent, the Traville Lease Balance, the Manufacturing Lease Balance and the Lease Balance or change the absolute and unconditional character of such obligation;

                        (2) no termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of each Participant, each Lessor Hedge Counterparty and Lessee, be made to
        Article X of this Participation Agreement or the definition of "Construction Agency Event of Default" or "Lease Event of Default";

                        (3) each termination, amendment, supplement, waiver or modification of any Operative Document shall be subject to the consent rights of Conduit and the Majority Banks; and

                        (4) notwithstanding anything to the contrary contained herein or in any other Operative Document, no termination, amendment, supplement, waiver or modification adversely affecting Lessee shall, without the written consent of Lessee, be made to any Operative Document.

        (b) Administrative Agent and each Collateral Agent shall act in accordance with written instructions from the Directing Party.

        SECTION 12.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        SECTION 12.7. Parties in Property. Except as expressly provided herein, none of the provisions of this Participation Agreement or the other Operative Documents are intended for the benefit of any Person except the parties hereto and their permitted successors and assigns; provided, however, that any Lessor Hedging Agreement Counterparty shall be a third party beneficiary of this Participation Agreement.

        SECTION 12.8. Applicable Law. THIS PARTICIPATION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF NEW YORK.

        SECTION 12.9. Severability. Any provision of this Participation Agreement or any of the Operative Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or



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                                                         PARTICIPATION AGREEMENT


unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 12.10. Limitation of Liability. No Participant, Agent or Lessor shall have any obligation to any other Participant, any other Agent or Lessor or party hereto with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant and no stockholder, employee, officer, director, beneficial owner, member, manager or incorporator thereof shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. Each party hereto and its affiliates hereby waives and releases any claims, rights or causes of action it may have against any other party hereto arising in respect of the Overall Transaction for punitive or consequential damages.

        SECTION 12.11. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of Lessee (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expense), all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Documents, and the transactions contemplated hereby and thereby (including to the extent permitted under the Operative Documents, the preparation, execution and filing of any and all UCC financing statements, fixture filings and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that Lessee shall not be required to pay expenses pursuant to this Section 12.11 to the extent arising from a breach or alleged breach by Lessor or a Participant of any representation, warranty or agreement entered into in connection with the assignment or participation of any Facility Loan under the Loan Agreement or investment or interest in Lessor unless such breach or alleged breach arose in whole or in part from an act or omission of Lessee. Lessee, at its own expense (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expense) and without need of any prior request from any other party, shall take such actions as may be necessary (including any action specified in the preceding sentence), or (if an Investor shall so request) as so requested, in order to maintain and protect Lessor's interest in the Properties provided for hereunder or under any other Operative Document.

        Lessor shall from time to time execute and deliver all instruments of further assurance and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Assignment of Lease.

        At any time and from time to time, upon the reasonable written request of Lessor and at the sole expense of Lessee (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expense), Lessee shall promptly and duly execute and deliver such further instruments and documents and take such further actions as Lessor reasonably may request for the purposes of obtaining or preserving the full benefits of the Lessee Deed of Trust and of the rights and powers granted by the Lessee Deed of Trust.



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

                                                         PARTICIPATION AGREEMENT


        At any time and from time to time, upon the reasonable written request of Administrative Agent and at the sole expense of Lessee (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such expense), Lessor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of the Lessor Deed of Trust and of the rights and powers granted by the Lessor Deed of Trust.

        Without limiting the foregoing, Lessee agrees that it will, at its own cost and expense (provided that during the Construction Period Lessee shall request an Advance, the proceeds of which shall be used to pay such cost and expense), cause financing statements (including precautionary financing statements and continuation statements), fixture filings and other documents, to be recorded or filed at such places and times in such manner, and will all such other actions or cause such other actions to be taken, as may be necessary or as may be reasonably requested by Lessor, Administrative Agent or either Collateral Agent in accordance with this Participation Agreement or the other Operative Documents in order to establish, continue, perfect and protect the title of Lessor to the Properties and the rights of Lessor, Conduit, Administrative Agent and the Collateral Agents under the Lease and the other Operative Documents. To the extent permitted by Applicable Laws, Lessee hereby authorizes any such financing statement and fixture filings to be filed without the necessity of the signature of Lessee.

        SECTION 12.12. Reproduction of Documents. This Participation Agreement and all other Operative Documents, all documents constituting Schedules or Exhibits hereto or thereto, and all documents relating hereto or thereto received by any Participant or party hereto, including: (a) consents, waivers and alterations that may hereafter be executed; (b) documents received by such Participant or party in connection with the receipt and/or acquisition of the Properties; and (c) financial statements, certificates, and other information previously or hereafter furnished to such Participant or party may be reproduced by such Participant or party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each party agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

        SECTION 12.13. Submission to Jurisdiction. Each party to this Participation Agreement irrevocably and unconditionally:

        (a) submits for itself and its property in any legal action or proceeding relating to this Participation Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;



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                                                         PARTICIPATION AGREEMENT


        (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule II or at such other address of which the other Persons shall have been notified pursuant to Section 12.3; and

        (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. In addition, HGSI hereby waives its right to assert any defense, claim or counterclaim against the Trust to the extent such claim, defense, or counterclaim arises out of the Trust's lack of legal capacity to sue for failure of qualifying to do business under Maryland Applicable Law.

        SECTION 12.14. Jury Trial. EACH PARTY TO THIS PARTICIPATION AGREEMENT WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        SECTION 12.15. Appointment of Administrative Agent.

        (a) Each Participant hereby irrevocably appoints Administrative Agent as its agent hereunder and under the other Operative Documents and hereby authorizes Administrative Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder or thereunder as are specifically authorized to be exercised by Administrative Agent by the terms hereof or thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. Administrative Agent may execute any of its duties hereunder and under the other Operative Documents by or through agents or employees. The relationship between Administrative Agent and each Participant is that of agent and principal only, and nothing herein shall be deemed to constitute Administrative Agent a trustee for any Participant or impose on Administrative Agent any obligations other than those for which express provision is made herein or in the other Operative Documents.

        (b) Except as required by the specific terms of the Operative Documents, Administrative Agent shall not have any duty to exercise any right, power, remedy or privilege granted or assigned to it thereby, or to take any affirmative action or exercise any discretion hereunder or thereunder, unless directed to do so by the Directing Party (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding upon the Participants), and shall not, without the prior approval of the Directing Party and except



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                                                         PARTICIPATION AGREEMENT


as otherwise provided in Section 12.5, consent to any departure by Lessee, Lessor, the Investors or Conduit from the terms of the Lease or any Operative Document, waive any default on the part of any such party under any such agreement or instrument or amend, modify, supplement, waive or terminate, or agree to any surrender of, any such agreement or instrument; provided, however, that Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to this Participation Agreement, the other Operative Documents or any Applicable Laws.

        (c) Neither Administrative Agent nor any of its respective directors, officers, agents or employees shall be liable to any Participant, Lessee or Lessor, as the case may be, for any action taken or omitted to be taken by it or them hereunder, under the other Operative Documents, or in connection herewith or therewith, except for its or their own gross negligence, willful misconduct or mishandling of funds, nor shall Administrative Agent be responsible to any Participant for the validity, effectiveness, value, sufficiency or enforceability against Lessee, Lessor, the Investors, Conduit, Administrative Agent or the Collateral Agents, of any Collateral, this Participation Agreement, the other Operative Documents, or any other document furnished pursuant hereto or thereto or in connection herewith or therewith. Without limitation of the generality of the foregoing, Administrative Agent: (i) may consult with legal counsel (including counsel for Lessee, Conduit or Lessor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Participant and shall not be responsible to any Participant for any statements, warranties or representations made in or in connection with this Participation Agreement, the other Operative Documents, any other document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Participation Agreement or the other Operative Documents, on the part of any party hereto or thereto or to inspect the property (including the books and records) of Lessee, Lessor or Conduit; (iv) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing to the extent authorized herein or therein believed by it to be genuine and signed or sent by the proper party or parties.

        (d) Each Participant hereby severally agrees, in the ratio that the sum of such Participant's Investor Amount, Conduit Loans, Facility Loans, Percentage Interests and Available Commitment bears to the sum of all Investor Amounts, Conduit Loans, Facility Loans, Percentage Interests and Available Commitments, to indemnify and hold harmless Administrative Agent, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of attorneys, accountants and experts) incurred or suffered by Administrative Agent in its capacity as Administrative Agent hereunder and under the Operative Documents as a result of any action taken or omitted to be taken by Administrative Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against Administrative Agent in such capacity; provided, however, that no Participant shall be liable for any portion of any such losses, liabilities

                                                         PARTICIPATION AGREEMENT


(including liabilities for penalties), actions, suits, judgments, demands, damages, costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of Administrative Agent; and provided, further, that Conduit shall only be liable to the extent there exist Excess Funds in the Commercial Paper Account not otherwise payable to another Person by Administrative Agent pursuant to the Security Agreement or Article X hereof. Without limiting the generality of the foregoing, each Participant hereby agrees, in the ratio aforesaid, to reimburse Administrative Agent promptly following its demand for any reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Administrative Agent under the Operative Documents, and not promptly reimbursed to Administrative Agent by Lessee, Lessor or Conduit. Each Participant's obligations under this paragraph shall survive the termination of the Operative Documents and the discharge of Lessee's, Lessor's and Conduit's obligations thereunder. This indemnity shall survive the removal or resignation of Administrative Agent. In no event shall Administrative Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) under the Operative Documents, even if Administrative Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        (e) The Participants agree that, with respect to their obligation to fund under the Operative Documents and the Investor Contributions or Loans made by them, any Participant acting as Administrative Agent shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants," "Directing Party," or any similar terms shall, unless the context clearly otherwise indicates, include Administrative Agent and Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Lessee, Lessor, Conduit or any of their respective affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Lessee, Lessor, Conduit or any of their respective affiliates for services in connection with the Operative Documents and otherwise without having to account for the same to any Participant.

        (f) Each Participant hereby acknowledges that it has, independent of and without reliance upon Administrative Agent or any materials provided by Administrative Agent or any other Participant and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Operative Documents to which it is a party. Administrative Agent shall in no event be liable to any Participant on account of any materials prepared or provided by it.

        SECTION 12.16. Resignation by Administrative Agent.

        (a) Administrative Agent may resign as such at any time upon at least thirty (30) days' prior written notice to Lessee, Lessor, the other Agents and, the Participants.

        (b) In the event of such resignation, the Directing Party shall as promptly as practicable appoint a successor agent to replace Administrative Agent, subject to the prior written consent of Lessee (provided that such consent shall not (x) be required during the continuance of a Lease of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Event of Default and (y) in any event, be unreasonably withheld). If no successor Administrative Agent shall have been so



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                                                         PARTICIPATION AGREEMENT


appointed by the Directing Party, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may petition a court of competent jurisdiction to appoint a successor Administrative Agent. Any successor Administrative Agent shall (1) be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $200,000,000 and (2) have commercial paper ratings of A-1 from S&P and P-1 from Moody's. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. Notwithstanding the resignation of Administrative Agent or any Administrative Agent hereunder, the provisions of Section 12.15 shall continue to inure to the benefit of Administrative Agent in respect of any action taken or omitted to be taken by Administrative Agent in its capacity as such while it was such under the Operative Documents.

        SECTION 12.17. Appointment of the Fleet National Bank Collateral Agent.

        (a) Each Participant and the Lessor hereby irrevocably appoints the Fleet National Bank Collateral Agent as its agent hereunder and under the other Operative Documents and hereby authorizes the Fleet National Bank Collateral Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder or thereunder as are specifically authorized to be exercised by the Fleet National Bank Collateral Agent by the terms hereof or thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Fleet National Bank Collateral Agent may execute any of its duties hereunder and under the other Operative Documents by or through agents or employees. The relationship between the Fleet National Bank Collateral Agent and each Participant and the Lessor is that of agent and principal only, and nothing herein shall be deemed to constitute the Fleet National Bank Collateral Agent a trustee for any Participant or Lessor or impose on the Fleet National Bank Collateral Agent any obligations other than those for which express provision is made herein or in the other Operative Documents.

        (b) Except as required by the specific terms of the Operative Documents, the Fleet National Bank Collateral Agent shall not have any duty to exercise any right, power, remedy or privilege granted or assigned to it thereby, or to take any affirmative action or exercise any discretion hereunder or thereunder, unless directed to do so by the Directing Party (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding upon the Participants and the Lessor), and shall not, without the prior approval of the Directing Party and except as otherwise provided in Section 12.5, consent to any departure by Lessee, Lessor, the Investors or Conduit from the terms of the Lease or any Operative Document, waive any default on the part of any such party under any such agreement or instrument or amend, modify, supplement, waive or terminate, or agree to any surrender of, any such agreement or instrument; provided, however, that the Fleet National Bank Collateral Agent shall not be required to take any action which exposes the Fleet National Bank Collateral Agent to personal liability or which is contrary to this Participation Agreement, the other Operative Documents or any Applicable Laws.



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                                                         PARTICIPATION AGREEMENT


        (c) Neither the Fleet National Bank Collateral Agent nor any of its respective directors, officers, agents or employees shall be liable to any Participant, Lessee or Lessor, as the case may be, for any action taken or omitted to be taken by it or them hereunder, under the other Operative Documents, or in connection herewith or therewith, except for its or their own gross negligence, willful misconduct or mishandling of funds, nor shall the Fleet National Bank Collateral Agent be responsible to any Participant or Lessor for the validity, effectiveness, value, sufficiency or enforceability against Lessee, Lessor, the Investors, Conduit, Administrative Agent or the Collateral Agents, of any Collateral, this Participation Agreement, the other Operative Documents, or any other document furnished pursuant hereto or thereto or in connection herewith or therewith. Without limitation of the generality of the foregoing, the Fleet National Bank Collateral Agent: (i) may consult with legal counsel (including counsel for Lessee, Conduit or Lessor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Participant or Lessor and shall not be responsible to any Participant for any statements, warranties or representations made in or in connection with this Participation Agreement, the other Operative Documents, any other document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Participation Agreement or the other Operative Documents, on the part of any party hereto or thereto or to inspect the property (including the books and records) of Lessee, Lessor or Conduit; (iv) shall not be responsible to any Participant or Lessor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing to the extent authorized herein or therein believed by it to be genuine and signed or sent by the proper party or parties.

        (d) Each Participant hereby severally agrees, in the ratio that the sum of such Participant's Investor Amount, Conduit Loans, Facility Loans, Percentage Interests and Available Commitment bears to the sum of all Investor Amounts, Conduit Loans, Facility Loans, Percentage Interests and Available Commitments of all Participants, to indemnify and hold harmless the Fleet National Bank Collateral Agent, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of attorneys, accountants and experts) incurred or suffered by the Fleet National Bank Collateral Agent in its capacity as the Fleet National Bank Collateral Agent hereunder and under the Operative Documents as a result of any action taken or omitted to be taken by the Fleet National Bank Collateral Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the Fleet National Bank Collateral Agent in such capacity; provided, however, that no Participant shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Fleet National Bank Collateral Agent; and provided, further, that Eagle shall only be liable to the extent there exist Excess Funds in the Commercial Paper Account not otherwise payable to another Person by the Fleet National Bank Collateral Agent pursuant to the Liquid Collateral Agreement or
Article X hereof. Without limiting the generality of the foregoing, each Participant hereby agrees, in the



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                                                         PARTICIPATION AGREEMENT


ratio aforesaid, to reimburse the Fleet National Bank Collateral Agent promptly following its demand for any reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Fleet National Bank Collateral Agent under the Operative Documents, and not promptly reimbursed to the Fleet National Bank Collateral Agent by Lessee, Lessor or Conduit. Each Participant's obligations under this paragraph shall survive the termination of the Operative Documents and the discharge of Lessee's, Lessor's and Conduit's obligations thereunder. This indemnity shall survive the removal or resignation of the Fleet National Bank Collateral Agent. In no event shall the Fleet National Bank Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) under the Operative Documents, even if the Fleet National Bank Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        (e) The Participants agree that, with respect to their obligation to fund under the Operative Documents and the Investor Contributions or Loans made by them, any Participant acting as the Fleet National Bank Collateral Agent shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants," "Directing Party," or any similar terms shall, unless the context clearly otherwise indicates, include the Fleet National Bank Collateral Agent and the Fleet National Bank Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Lessee, Lessor, Conduit or any of their respective affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Lessee, Lessor, Conduit or any of their respective affiliates for services in connection with the Operative Documents and otherwise without having to account for the same to any Participant.

        (f) Each Participant hereby acknowledges that it has, independent of and without reliance upon the Fleet National Bank Collateral Agent or any materials provided by the Fleet National Bank Collateral Agent or any other Participant and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Operative Documents to which it is a party. The Fleet National Bank Collateral Agent shall in no event be liable to any Participant on account of any materials prepared or provided by it.

        (g) The Fleet National Bank Collateral Agent covenants and agrees that it shall give prompt notice to each Participant upon exercising any of its remedies with respect to its related Account.

        SECTION 12.18. Resignation by the Fleet National Bank Collateral Agent

        (a) The Fleet National Bank Collateral Agent may resign as such at any time upon at least thirty (30) days' prior written notice to Lessee, Lessor, the other Agents and, the Participants. In the event of such resignation, Fleet National Bank shall as promptly as practicable appoint a successor agent to replace the Fleet National Bank Collateral Agent, subject to the prior written consent of Lessee (provided that such consent shall not (x) be required during the continuance of a Lease of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Event of Default and the exercise of remedies under the Operative Documents as a result thereof and (y) in any event, be



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                                                         PARTICIPATION AGREEMENT


unreasonably withheld). If no successor Fleet National Bank Collateral Agent shall have been so appointed by Fleet National Bank, and shall have accepted such appointment, within 30 days after the retiring Fleet National Bank Collateral Agent's giving of notice of resignation, then the retiring Fleet National Bank Collateral Agent may petition a court of competent jurisdiction to appoint a successor Fleet National Bank Collateral Agent. Any successor Fleet National Bank Collateral Agent shall (1) be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $200,000,000, and (2) have commercial paper ratings of A-1 from S&P and P-1 from Moody's. Upon the acceptance of any appointment as Fleet National Bank Collateral Agent hereunder by a successor Fleet National Bank Collateral Agent, such successor Fleet National Bank Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Fleet National Bank Collateral Agent, and the retiring Fleet National Bank Collateral Agent shall be discharged from its duties and obligations hereunder. Notwithstanding the resignation of the Fleet National Bank Collateral Agent or any Fleet National Bank Collateral Agent hereunder, the provisions of Section 12.17 shall continue to inure to the benefit of the Fleet National Bank Collateral Agent in respect of any action taken or omitted to be taken by the Fleet National Bank Collateral Agent in its capacity as such while it was such under the Operative Documents.

        SECTION 12.19. Appointment of the First Union Collateral Agent.

        (a) Each Participant and Lessor hereby irrevocably appoints the First Union Collateral Agent as its agent hereunder and under the other Operative Documents and hereby authorizes the First Union Collateral Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder or thereunder as are specifically authorized to be exercised by the First Union Collateral Agent by the terms hereof or thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The First Union Collateral Agent may execute any of its duties hereunder and under the other Operative Documents by or through agents or employees. The relationship between the First Union Collateral Agent and each Participant and Lessor is that of agent and principal only, and nothing herein shall be deemed to constitute the First Union Collateral Agent a trustee for any Participant or impose on the First Union Collateral Agent any obligations other than those for which express provision is made herein or in the other Operative Documents.

        (b) Except as required by the specific terms of the Operative Documents, the First Union Collateral Agent shall not have any duty to exercise any right, power, remedy or privilege granted or assigned to it thereby, or to take any affirmative action or exercise any discretion hereunder or thereunder, unless directed to do so by the Directing Party (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding upon the Participants and Lessor), and shall not, without the prior approval of the Directing Party and except as otherwise provided in Section 12.5, consent to any departure by Lessee, Lessor, the Investors or Conduit from the terms of the Lease or any Operative Document, waive any default on the part of any such party under any such agreement or instrument or amend, modify, supplement, waive or terminate, or agree to any surrender of, any such agreement or instrument; provided, however, that the First Union Collateral Agent shall not be required to take any action which exposes the First Union Collateral Agent to personal liability or which is contrary to this Participation Agreement, the other Operative Documents or any Applicable Laws.



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

                                                         PARTICIPATION AGREEMENT


        (c) Neither the First Union Collateral Agent nor any of its respective directors, officers, agents or employees shall be liable to any Participant, Lessee or Lessor, as the case may be, for any action taken or omitted to be taken by it or them hereunder, under the other Operative Documents, or in connection herewith or therewith, except for its or their own gross negligence, willful misconduct or mishandling of funds nor shall the First Union Collateral Agent be responsible to any Participant or Lessor for the validity, effectiveness, value, sufficiency or enforceability against Lessee, Lessor, the Investors, Conduit, Administrative Agent or the Collateral Agents, of any Collateral, this Participation Agreement, the other Operative Documents, or any other document furnished pursuant hereto or thereto or in connection herewith or therewith. Without limitation of the generality of the foregoing, the First Union Collateral Agent: (i) may consult with legal counsel (including counsel for Lessee, Conduit or Lessor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Participant or Lessor and shall not be responsible to any Participant for any statements, warranties or representations made in or in connection with this Participation Agreement, the other Operative Documents, any other document furnished pursuant hereto or thereto or in connection herewith or therewith;
(iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Participation Agreement or the other Operative Documents, on the part of any party hereto or thereto or to inspect the property (including the books and records) of Lessee, Lessor or Conduit; (iv) shall not be responsible to any Participant or Lessor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing to the extent authorized herein or therein believed by it to be genuine and signed or sent by the proper party or parties.

        (d) Each Participant hereby severally agrees, in the ratio that the sum of such First Union Participant's Investor Amount, Conduit Loans, Facility Loans, Percentage Interests and Available Commitment bears to the sum of all Investor Amounts, Conduit Loans, Facility Loans, Percentage Interests and Available Commitments of all Participants, to indemnify and hold harmless the First Union Collateral Agent, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of attorneys, accountants and experts) incurred or suffered by the First Union Collateral Agent in its capacity as the First Union Collateral Agent hereunder and under the Operative Documents as a result of any action taken or omitted to be taken by the First Union Collateral Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the First Union Collateral Agent in such capacity; provided, however, that no Participant shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the First Union Collateral Agent; and provided, further, that Eagle shall only be liable to the extent there exist Excess Funds in the Commercial Paper Account not otherwise payable to another Person by the Fleet National Bank Collateral Agent pursuant to the Liquid Collateral Agreement or Article X hereof. Without limiting the generality of the foregoing, each Participant hereby agrees, in the ratio aforesaid, to reimburse

                                                         PARTICIPATION AGREEMENT


the First Union Collateral Agent promptly following its demand for any reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the First Union Collateral Agent under the Operative Documents, and not promptly reimbursed to the First Union Collateral Agent by Lessee, Lessor or Conduit. Each First Union Participant's obligations under this paragraph shall survive the termination of the Operative Documents and the discharge of Lessee's, Lessor's and Conduit's obligations thereunder. This indemnity shall survive the removal or resignation of the First Union Collateral Agent. In no event shall the First Union Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) under the Operative Documents, even if the First Union Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        (e) The Participants agree that, with respect to their obligation to fund under the Operative Documents and the Investor Contributions or Loans made by them, any Participant acting as the First Union Collateral Agent shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants," "Directing Party," or any similar terms shall, unless the context clearly otherwise indicates, include the First Union Collateral Agent and the First Union Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Lessee, Lessor, Conduit or any of their respective affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Lessee, Lessor, Conduit or any of their respective affiliates for services in connection with the Operative Documents and otherwise without having to account for the same to any Participant.

        (f) Each Participant hereby acknowledges that it has, independent of and without reliance upon the First Union Collateral Agent or any materials provided by the First Union Collateral Agent or any other Participant and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Operative Documents to which it is a party. The First Union Collateral Agent shall in no event be liable to any Participant on account of any materials prepared or provided by it.

        (g) The First Union Collateral Agent covenants and agrees that it shall give prompt notice to each Participant upon exercising any of its remedies with respect to its related Account.

        SECTION 12.20. Resignation by the First Union Collateral Agent.

        (a) The First Union Collateral Agent may resign as such at any time upon at least thirty (30) days' prior written notice to Lessee, Lessor, the other Agents and the Participants.

In the event of such resignation, First Union National Bank shall as promptly as practicable appoint a successor agent to replace the First Union Collateral Agent, subject to the prior written consent of Lessee (provided that such consent shall not (x) be required during the continuance of a Lease of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Event of Default and the exercise of remedies under the Operative Documents as a result thereof and (y) in any event, be unreasonably withheld). If no successor First Union Collateral Agent shall have been so appointed by First

                                                         PARTICIPATION AGREEMENT


Union National Bank, and shall have accepted such appointment, within 30 days after the retiring First Union Collateral Agent's giving of notice of resignation, then the retiring First Union Collateral Agent may petition a court of competent jurisdiction to appoint a successor First Union Collateral Agent. Any successor First Union Collateral Agent shall (1) be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $200,000,000, (2) have commercial paper ratings of A-1+ from S&P and P-1 from Moody's, (3) not be a competitor, and (4) have been approved in writing by Lessee (provided that such approval shall not (x) be required during the continuance of an Event of Default and the exercise of remedies under the Operative Documents as a result thereof and (y) in any event, be unreasonably withheld). Upon the acceptance of any appointment as First Union Collateral Agent hereunder by a successor First Union Collateral Agent, such successor First Union Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring First Union Collateral Agent, and the retiring First Union Collateral Agent shall be discharged from its duties and obligations hereunder. Notwithstanding the resignation of the First Union Collateral Agent or any First Union Collateral Agent hereunder, the provisions of Section 12.19 shall continue to inure to the benefit of the First Union Collateral Agent in respect of any action taken or omitted to be taken by the First Union Collateral Agent in its capacity as such while it was such under the Operative Documents.

        SECTION 12.21. Binding Effect. This Participation Agreement shall be binding upon and inure to the benefit of HGSI and each other party hereto and their respective successors and assigns.

        SECTION 12.22. Non-Petition. Each party hereto hereby agrees that it shall not institute against, or join or assist any other person in instituting against, Lessor, any Liquidity Provider that is a rated commercial paper issuer or Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper notes issued by Conduit are paid. This Section 12.22 shall survive the termination of this Participation Agreement.

        SECTION 12.23. Limitations on Recourse to Conduit. Notwithstanding any provision of this Participation Agreement to the contrary, each party hereto agrees that Conduit shall only be required to pay (a) any fees or liabilities that it may incur hereunder only to the extent Conduit has Excess Funds and (b) any expenses, indemnities or other liabilities under any other Operative Document only to the extent Conduit has Excess Funds; provided, however, that if Conduit has insufficient funds to make any payments required by this Participation Agreement to Lessor, Lessee, Collateral Agent, Liquidity Agent or Liquidity Providers, such Persons shall not be excused from the performance of their respective obligations hereunder (but shall have no additional obligations as a result of such insufficient funds). In addition, no amount owing by Conduit hereunder in excess of the liabilities that Conduit is required to pay in accordance with the preceding sentence shall constitute a claim (as defined in Section 101 to Title 11 of the United States Code) against Conduit. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of or claim against, Conduit arising out of or based upon this Participation Agreement, against any stockholder, employee, officer, director, manager or incorporator of Conduit or Affiliate thereof;



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

                                                         PARTICIPATION AGREEMENT


provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. Any and all claims against Conduit by any other Person shall be subordinate to the claims of the holders of the commercial paper notes of Conduit. The obligations of each party under this Section 12.23 shall survive the termination of this Participation Agreement.

        SECTION 12.24. Limitations on Recourse to the Trust Company. It is expressly understood and agreed by the parties hereto that (a) except as specifically provided for in the Operative Documents, each of the Operative Documents executed by Wells Fargo Bank Northwest, N.A. are executed and delivered by Wells Fargo Bank Northwest, N.A. not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Lessor, the Trust or Trustee, as the case may be, is made and intended not as personal representations, undertakings and agreements by Wells Fargo Bank Northwest, N.A. but is made and intended for the purpose for binding only the Trust, (c) except as specifically provided for in the Operative Documents nothing herein contained shall be construed as creating any liability on Wells Fargo Bank Northwest, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wells Fargo Bank Northwest, N.A. be personally liable for the payment of any indebtedness or expenses of any party hereto, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it in its capacity as Trustee under the Operative Documents.

        SECTION 12.25. Consent to Certain Actions. Lessor shall transfer the Properties in accordance with Article 15 of the Lease and each of Lessor and Collateral Agent shall execute such documents and instruments necessary to effect such transfer. Upon satisfaction in full of Lessee's obligations under the Operative Documents, Administrative Agent shall release the Deeds of Trust and Collateral, and, together with Lessor, execute such instruments and agreements as are necessary to effectuate such release. Lessor and Administrative Agent shall enter into nondisturbance agreements.

        SECTION 12.26. Notice to Administrative Agent. HGSI shall provide to Administrative Agent notice of each Advance Request in accordance with Section 2.2.5(a). HGSI also shall notify Administrative Agent prior to the receipt by Administrative Agent thereof of the nature and amount of each payment of Rent.

        SECTION 12.27. Estoppel Certificates. Each party hereto agrees that at any time and from time to time, it will promptly, but in no event later than ten
(10) Business Days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee or third party designated by such other party, a certificate stating, to the best of its knowledge (a) that the Operative Documents are unmodified and in force and effect (or if there have been modifications, that the Operative Documents are in force and effect as modified and identifying the modification agreements); (b) if requested, the amounts of outstanding: Yield, Conduit Loans and/or Facility Loans; (c) the date to which Base Rent has been paid; (d) if requested of Lessor, whether or not there is any existing default by Lessee in the payment of Base Rent or any other sum of money due under the Operative

                                                         PARTICIPATION AGREEMENT


Documents, and whether or not, to the knowledge of Lessor or Administrative Agent, there is any other existing default on the part of Lessee under the Operative Documents and, if so, specifying the nature and extent thereof; (e) if requested of Lessee, whether or not, to the knowledge of Lessee, there is any existing default on the part of Lessor under the Operative Documents and, if so, specifying the nature and extent thereof; and (f) whether or not, to the knowledge of the signer after the due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed under the Operative Documents existing in favor of the party executing such certificate.

        SECTION 12.28. Expenses During the Construction Period. Notwithstanding anything to the contrary set forth in the Operative Documents, all expenses that Lessee or Construction Agent is expressly obliged to pay in the Operative Documents during the Construction Period, shall be payable by Lessor solely from proceeds of Loans and Investor Amounts. Lessee agrees to make an Advance Request to properly fund such expenses.

        SECTION 12.29. Release and Exchange of Liquid Collateral.

        A Collateral Agent shall be obligated to release its lien on certain Liquid Collateral for its related account pursuant to paragraphs (a) or (b) below if all of the following conditions are satisfied at the time of the release: (i) no Event of Default shall have occurred and be continuing; (ii) each Account (after giving effect to the release and, in the case of paragraph
(b) below, the delivery of additional Permitted Investments) has credited to it Liquid Collateral with a Fair Market Value or Adjusted Market Value, whichever is applicable, equal to or greater than the Required Liquid Collateral amount on such date, (iii) each Account has a first priority perfected security interest in the Liquid Collateral credited to such Account, and (iv) the Fair Market Value or Adjusted Market Value of the Liquid Collateral credited to both Accounts (after giving effect to the requested release of Liquid Collateral and the delivery of additional Permitted Investments in the case of paragraph (b) below) equals or exceeds the aggregate Required Liquid Collateral Amount for both Accounts.

        (a) Each Collateral Agent shall cause to be released from its related Account its lien on certain Liquid Collateral identified in reasonable detail in a written notice delivered to it by Lessee by no later than the end of business on a Business Day that is five (5) Business Days after receipt of written demand from Lessee, so long as all of the conditions set forth in this
Section 12 are met on the date of release.

        (b) Lessee shall have the right to require either Collateral Agent to release to Lessee any Liquid Collateral held in the related Account upon delivery by Lessee to such Collateral Agent of such additional Permitted Investments as is necessary so that after giving effect to the release of the released Liquid Collateral and the delivery of the additional Liquid Collateral, the Fair Market Value or Adjusted Market Value, whichever is applicable, of the Liquid Collateral held in such Account shall remain equal to or greater than the Required Liquid Collateral Amount for such date applicable to such Account.



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                                                         PARTICIPATION AGREEMENT



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                            [SIGNATURE PAGES FOLLOW]




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        IN WITNESS WHEREOF, the parties hereto have caused this PARTICIPATION
AGREEMENT to be duly executed by their respective officers thereto duly authorized as of the day and year first above written.

                                HUMAN GENOME SCIENCES, INC., as Lessee
                                and Construction Agent



                                By  /s/ STEVEN C. MAYER
                                  -----------------------------------
                                  Name:  Steven C. Mayer
                                  Title: Senior Vice President and CFO

                                                         PARTICIPATION AGREEMENT


                                GENOME STATUTORY TRUST 2001A, as Lessor


                                By: Wells Fargo Bank Northwest, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee



                                By   /s/ C. SCOTT NIELSON
                                  -----------------------------------
                                  Name:  C. Scott Nielson
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee and Trust Company




                                By  /s/ C. SCOTT NIELSON
                                  -----------------------------------
                                  Name:  C. Scott Nielson
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                BANCBOSTON LEASING INVESTMENTS INC., as an
                                Investor




                                By  /s/ STEVEN CRISCIONE
                                  -----------------------------------
                                  Name:  Steven Criscione
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                FIRST UNION NATIONAL BANK, as an Investor




                                By /s/ BARBARA K. ANGEL
                                  -----------------------------------
                                  Name:  Barbara Kaufmann Angel
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT



                                EAGLEFUNDING CAPITAL CORPORATION,
                                as a Lender



                                By  /s/ THOMAS M. CALHOUN
                                  -----------------------------------
                                  Name:  Thomas M. Calhoun
                                  Title: Director, its attorney-in-fact

                                                         PARTICIPATION AGREEMENT


                                FLEET SECURITIES, INC., as Administrator of
                                EagleFunding Capital Corporation



                                By  /s/ THOMAS M. CALHOUN
                                  -----------------------------------
                                  Name:  Thomas M. Calhoun
                                  Title: Director

                                                         PARTICIPATION AGREEMENT


                                FLEET NATIONAL BANK, as Fleet Liquidity
                                Provider



                                By  /s/ STEVEN CRISCIONE
                                  -----------------------------------
                                  Name:  Steven Criscione
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                FLEET NATIONAL BANK, as Fleet National Bank
                                Collateral Agent



                                By  /s/ STEVEN CRISCIONE
                                  -----------------------------------
                                  Name:  Steven Criscione
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                FIRST UNION NATIONAL BANK, as First Union
                                Liquidity Provider



                                By  /s/ BARBARA K. ANGEL
                                  -----------------------------------
                                  Name:  Barbara Kaufmann Angel
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                FIRST UNION NATIONAL BANK, as First Union
                                Collateral Agent



                                By  /s/ BARBARA K. ANGEL
                                  -----------------------------------
                                  Name:  Barbara Kaufmann Angel
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                FLEET NATIONAL BANK, as Administrative Agent and Liquidity Agent



                                By  /s/ STEVEN CRISCIONE
                                  -----------------------------------
                                  Name:  Steven Criscione
                                  Title: Vice President

                                                         PARTICIPATION AGREEMENT


                                TRAVILLE LLC, as Ground Lessor



                                By /s/ STEVEN C. MAYER
                                  -----------------------------------
                                  Name:  Steven C. Mayer
                                  Title: Senior Vice President and CFO